UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009 — February 28, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMMX

Putnam Emerging Markets Equity Fund

Semiannual report 2|28|10

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Emerging Markets
Equity Fund

Semiannual report
2 | 28 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	12

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	26

Financial statements	27

Shareholder meeting results	47

Message from the Trustees

Dear Fellow Shareholder:

What a difference a year makes. The rebound that followed the market lows in early March 2009 turned out to be one of the strongest in generations. After a slow start, the markets have continued to rise during the first few months of 2010.

It is unlikely that this year will be a repeat performance of 2009. Still, based on an encouraging earnings outlook and evidence of an improving but fragile global economic recovery, today’s markets offer opportunities for active money management, which is Putnam’s core strength.

If there is any lesson to be learned from the extraordinary volatility of the past two years, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Diversification and downside protection are worthwhile endeavors — and not just from a psychological standpoint. A portfolio diversified across all asset classes has been shown in the past to conserve wealth better during downturns and to benefit in a rising market environment.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in developing economies

The world’s emerging markets — from Mexico and Brazil to Poland and Turkey — offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies that sell at attractive valuations.

Putnam Emerging Markets Equity Fund pursues growth by investing in stocks of companies that are headquartered in emerging markets across Asia, Latin America, Eastern Europe, the Middle East, and Africa.

During the 1980s and 1990s, emerging markets were set back by several high-profile crises, including the Mexican Peso Crisis of 1994, the so-called “Asian Contagion” of 1997, and the Russian Debt Default of 1998. At the root of these events was an over-reliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential. Examples include improved corporate governance, more highly developed commercial and legal structures, and responsible fiscal and monetary policies.

Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. A higher level of domestic consumer spending has been a source of more sustainable growth, because it is less dependent on conditions in other markets.

As a result, the more recent history of many emerging markets has been one of strength and stabilization. In many of these countries, national wealth has risen rapidly in recent years. Also, economic growth has proceeded at a more rapid pace than in most of the world’s developed markets.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities with more than 30 years of experience investing internationally, and over a decade of experience investing in emerging markets.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses.

Stock selection relies on
fundamental research and
a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam’s global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis

With support from Putnam’s global industry analysts, the fund manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors

The fund manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam’s global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction

Putnam’s proprietary risk management tools help in building a balanced portfolio of approximately 90 stocks, ensuring that the portfolio has exposure to diverse sources of return to mitigate risk.

Developments and events that have affected emerging markets

4	5

Performance
snapshot

Annualized total return (%) comparison as of 2/28/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

Daniel Graña

Daniel, how did Putnam Emerging
Markets Equity Fund perform during the
semiannual period?

Emerging-market stocks generally delivered solid returns during the six-month period that ended February 28, 2010. The fund’s class A shares gained 9.45% for the period, while its benchmark, the MSCI Emerging Markets Index, advanced 12.19%. The fund also trailed the average return of its Lipper peer group, Emerging Markets Funds, which advanced 11.92%.

This capped off a remarkable year for emerging markets in 2009. The MSCI Emerging Markets Index had its best calendar-year return ever, with a return of 78%. This came on the heels of a 53% decline in 2008, which represented emerging markets’ worst ever calendar-year performance.

Between August and December 2009, emerging markets logged steady gains. In January, however, the U.S. and U.K. governments announced plans to “normalize monetary policy” by slowing their purchases of mortgage-backed securities and U.S. Treasury bonds. This led to a pullback in emerging-market stocks as some investors feared a reduction in government stimulus could slow economic growth. Fears that China’s economy might be overheating also contributed to this pullback.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/10. See pages 6 and 12–13 for additional fund performance information. Index descriptions can be found on page 15.

What factors caused the fund to trail its
benchmark and Lipper peers?

An out-of-benchmark allocation to Gulf Corporation Council (GCC) companies in Abu Dhabi and Qatar was the single biggest detractor. The GCC is an economic alliance among Bahrain, Kuwait, Qatar, Oman, Saudi Arabia, and the United Arab Emirates, which includes Abu Dhabi and Dubai.

In late November 2009, Dubai World — a state-owned enterprise — announced it would be unable to repay its debts. Previously, the company had operated with an implicit government guarantee, and most investors assumed Dubai would stand behind this large state-owned enterprise. Therefore, the default risk was perceived to be low. When the company experienced problems, Dubai surprised many investors by declining to come to its rescue.

While the fund did not own Dubai World stock, we did have about 5% to 6% of the fund’s assets allocated to GCC companies in neighboring countries. These stocks suffered collateral damage when Dubai World declined. Unfortunately, investors did not differentiate between companies in Dubai and companies in the rest of the region. We have since cut the fund’s allocation to GCC stocks to about 2% of the fund’s assets.

Did recent headlines about Greece’s debt
problems have any spillover effect on
emerging-market stocks?

Whenever a situation like Greece’s budget problems happens, there’s a contagion effect for the rest of the riskiest asset classes, which includes emerging-market stocks. Global risk aversion rises, meaning that investors wish to exit or reduce their exposure to risky assets. After a sell-off that lasted only a couple of days,

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

Petroleo Brasileiro SA ADR (2.7%)	Brazil	Energy/Oil and gas
Samsung Electronics Co., Ltd. (2.6%)	South Korea	Technology/Electronics
CNOOC, Ltd. (2.6%)	China	Energy/Oil and gas
China Mobile, Ltd. (2.2%)	China	Communication services/
Telecommunications
Shinhan Financial Group Co., Ltd. (2.0%)	South Korea	Financials/Financial
Petroleo Brasileiro SA ADR (Preference	Brazil	Energy/Oil and gas
shares) (2.0%)
Vale SA ADR (Preference shares) (1.9%)	Brazil	Basic materials/Metals
Mobile Telesystems ADR (1.9%)	Russia	Communication services/
Telecommunications
Industrial & Commercial Bank of	China	Financials/Banking
China (1.8%)
Standard Bank Investment Corp., Ltd. (1.6%)	South Africa	Financials/Banking

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/10. Short-term holdings are excluded. Holdings will vary over time.

“ Many consumers, governments,
and banking systems in emerging
markets today have healthier
balance sheets than those of the
developed markets.”

Daniel Graña

emerging-market stocks actually weathered the storm relatively well.

What factors influenced your
positioning among the various
emerging-market countries?

It’s important to understand that the fund is not managed in a pure bottom-up manner, which means we don’t rely strictly on security selection. Political risks and economic cycles vary from country to country, so we also rely on macroeconomic analysis to determine which countries offer the best opportunities. Sector analysis also plays a role, but country and stock selection are the predominate factors.

Our stock selection process is valuation sensitive, so we want to own the right names at the right price. Sometimes, good stocks are fully valued or overvalued. For example, while we find Brazil’s economy attractive, valuations there have been high recently. And, while several South Korean stocks held by the portfolio outperformed, we decided to take some profits. We then shifted assets to Russia and India, where we have become more comfortable with the outlook for economic growth.

Which sectors helped or
hindered performance?

Holdings within the consumer discretionary sector made positive contributions. As economic growth gained steam in emerging markets, we felt consumer discretionary stocks would perform well. Unlike in the

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

United States, the average emerging-markets consumer is not over-leveraged. Credit card debt, mortgages, and auto debt are all at modest levels. In addition, the banking systems in many emerging-markets countries appear to be healthy, especially when compared to banks in developed markets.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which continue to remain dependent on government stimulus for growth. Asia, in particular, is expected to lead the pack, with strong growth coming from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.6% in the fourth quarter of 2009, up from 2.2% in the third quarter.

While the macroeconomic trends looked positive, our bottom-up analysis of individual companies also identified many stocks within this sector. So in this case, our overweight in consumer discretionary stocks was both a top-down and bottom-up decision.

We also felt that concerns about the removal of economic stimulus measures might negatively affect commodity-related companies. Therefore, we were underweight in the energy and basic materials sectors, which benefited the fund’s performance. Many of these companies had become more fully valued anyway, so we felt more confident in the consumer discretionary sector’s ability to generate sustainable earnings growth.

What were some notable contributors and
detractors to the fund’s performance?

Within the consumer discretionary sector, Dongfeng Motor Group, a Chinese auto-maker, had a solid gain. The promise of emerging markets has always been the idea that billions of potential consumers are someday going to own a car, and have a credit card and a mortgage. That is happening now. In 2009, the number of cars sold in China surpassed the number sold in the United States for the first time. Given the size of China’s population and the low market penetration, I wouldn’t be surprised to see this trend continue in China and in other emerging-markets countries, such as India and Indonesia.

Another play on the Chinese consumer that worked out well was our investment in 361 Degrees International. The company competes with Nike and Chinese athletic footwear company Li Ning. As a third-tier player in China, we felt 361 Degrees’ valuation was more attractive, and that decision has paid off for the fund.

In terms of detractors for the semiannual period, there were several holdings within the GCC that detracted from the fund’s returns. They included Arabtec Holdings, DP World, Aldar Properties, and First Gulf Bank. All of

these holdings, except Aldar, were sold by the end of the period.

What is your outlook for emerging markets in
2010 and beyond?

The big picture today is that many consumers, governments, and banking systems in emerging markets have healthier balance sheets than those of the developed markets. The ability of these economies to grow — almost regardless of what happens in developed markets — is the great exciting story about emerging markets. While 2010 may present some challenges, from a three-to-five-year perspective, I believe that emerging-market economies look very healthy and attractive relative to developed markets.

Thank you, Daniel, for your time and
insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	12.96%	6.46%	11.83%	7.83%	11.80%	11.80%	12.30%	8.40%	12.54%	13.50%
Annual average	9.00	4.53	8.23	5.48	8.21	8.21	8.55	5.87	8.71	9.37

1 year	84.57	74.05	83.33	78.33	83.27	82.27	84.10	77.69	84.19	85.45

6 months	9.45	3.16	9.10	4.10	9.07	8.07	9.35	5.55	9.37	9.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 2/28/10

	MSCI Emerging	Lipper Emerging Markets Funds
	Markets Index	category average*

Life of fund	24.35%	23.20%
Annual average	16.66	15.71

1 year	91.63	93.66

6 months	12.19	11.92

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/10, there were 393, 377, and 333 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.045		$0.002	$0.019	$0.019		$0.013	$0.059

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	0.433		0.433	0.433	0.433		0.433	0.433

Total	$0.478		$0.435	$0.452	$0.452		$0.446	$0.492

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/09	$10.32	$10.95	$10.25	$10.25	$10.27	$10.64	$10.29	$10.35

2/28/10	10.83	11.49	10.76	10.74	10.79	11.18	10.82	10.87

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	22.13%	15.11%	20.77%	16.77%	20.75%	20.75%	21.25%	17.04%	21.69%	22.69%
Annual average	14.20	9.80	13.36	10.85	13.34	13.34	13.66	11.02	13.93	14.55

1 year	74.73	64.60	73.52	68.52	73.49	72.49	73.96	67.94	74.34	75.26

6 months	7.32	1.19	6.88	1.88	6.86	5.86	7.02	3.28	7.22	7.52

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/09*†	1.85%	2.60%	2.60%	2.35%	2.10%	1.60%

Total annual operating expenses for the fiscal year
ended 8/31/09†	3.82%	4.57%	4.57%	4.32%	4.07%	3.57%

Annualized expense ratio for the six-month period
ended 2/28/10	1.81%	2.56%	2.56%	2.31%	2.06%	1.56%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 12/30/10.

† Reflects projected expenses based on a new expense arrangement.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Emerging Markets Equity Fund from September 1, 2009, to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$9.40	$13.27	$13.27	$11.99	$10.69	$8.11

Ending value (after expenses)	$1,094.50	$1,091.00	$1,090.70	$1,093.50	$1,093.70	$1,096.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2010, use the following calculation method. To find the value of your investment on September 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$9.05	$12.77	$12.77	$11.53	$10.29	$7.80

Ending value (after expenses)	$1,015.82	$1,012.10	$1,012.10	$1,013.34	$1,014.58	$1,017.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged index of equity securities from emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July  1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July  10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund

Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June  30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Emerging Markets
Equity Fund	0.942%	1.000%	(0.058)%

As shown in the foregoing table, based on June  30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds, including your fund, and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the

Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2010, Putnam employees had approximately $323,000,000 and the Trustees had approximately $46,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/28/10 (Unaudited)

COMMON STOCKS (94.7%)*	Shares	Value

Automotive (2.8%)
Dongfeng Motor Group Co., Ltd. (China)	262,000	$380,077

Mahindra & Mahindra, Ltd. (India)	9,991	218,452

PT Astra International TbK (Indonesia)	73,000	283,780

		882,309
Banking (15.9%)
Banco Bradesco SA ADR (Brazil)	18,566	321,377

Banco Santander Brasil SA ADS (Brazil) †	36,644	438,262

Banco Santander Chile SA ADR (Chile)	3,751	240,327

Bank Mandiri Persero Tbk PT (Indonesia)	669,500	321,288

Bank of Baroda (India)	11,893	150,578

Bank Rakyat Indonesia (Indonesia)	533,500	409,064

China Citic Bank (China)	360,000	240,714

China Construction Bank Corp. (China)	457,000	345,610

Credicorp, Ltd. (Peru)	4,061	317,164

Grupo Financiero Banorte SA de CV (Mexico)	125,770	470,556

Industrial & Commercial Bank of China (China)	794,000	561,597

Sberbank RF (Russia)	199,384	499,457

Standard Bank Investment Corp., Ltd. (South Africa)	36,952	515,362

Turkiye Garanti Bankasi AS (Turkey)	39,943	146,840

		4,978,196
Beverage (1.1%)
Cia Cervecerias Unidas SA (Chile)	45,495	351,383

		351,383
Biotechnology (0.9%)
Sinovac Biotech, Ltd. (China) †	41,284	272,062

		272,062
Cable television (0.5%)
NET Servicos de Comunicacao SA ADR (Brazil) †	13,800	169,878

		169,878
Coal (0.9%)
China Coal Energy Co. (China)	183,000	291,880

		291,880
Commercial and consumer services (3.0%)
Daum Communications Corp. (South Korea) †	5,207	315,725

Imperial Holdings, Ltd. (South Africa)	27,198	330,930

Shanghai Industrial Holdings, Ltd. (China)	70,000	300,764

		947,419
Consumer goods (0.9%)
Oriflame Cosmetics SA SDR (Russia)	4,600	268,851

		268,851
Consumer staples (1.4%)
Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	80,163	424,566

		424,566
Electric utilities (4.0%)
Companhia Energetica de Minas Gerais — CEMIG SA
ADR (Brazil)	23,883	390,965

Eletropaulo Metropolitana Eletricidade de Sao Paulo
SA Class B (Preference) (Brazil)	14,962	310,701

Enersis SA ADR (Chile)	15,942	344,507

Tenaga Nasional Berhad (Malaysia)	81,300	190,170

		1,236,343

COMMON STOCKS (94.7%)* cont.	Shares	Value

Electronics (8.5%)
AU Optronics Corp. (Taiwan)	164,000	$168,766

Coretronic Corporation (Taiwan)	285,000	389,711

Hon Hai Precision Industry Co., Ltd. (Taiwan)	48,100	190,492

LG Display Co., Ltd. (South Korea)	8,620	257,247

Samsung Electronics Co., Ltd. (South Korea)	1,276	818,824

Skyworth Digital Holdings, Ltd. (China)	184,000	177,554

Tripod Technology Corp. (Taiwan)	80,000	266,933

United Microelectronics Corp. (Taiwan) †	827,000	398,439

		2,667,966
Engineering and construction (1.1%)
Heerim Architects & Planners (South Korea)	667	5,442

Zhejiang Expressway Co., Ltd. (China)	362,000	327,399

		332,841
Financial (2.0%)
Shinhan Financial Group Co., Ltd. (South Korea) †	17,690	632,440

		632,440
Food (1.0%)
Indofood Sukses Makmur Tbk PT (Indonesia)	767,500	312,761

		312,761
Insurance (1.8%)
China Pacific Insurance Group Co., Ltd. (China) †	82,600	337,875

Dongbu Insurance Co., Ltd. (South Korea)	8,400	228,221

		566,096
Machinery (2.4%)
China National Materials Co., Ltd. (China)	468,000	294,840

Lonking Holdings, Ltd. (China)	511,000	324,564

Shanghai Prime Machinery Co., Ltd. Class H (China)	662,000	144,990

		764,394
Metals (12.5%)
Cia de Minas Buenaventura SA ADR (Peru)	5,142	172,823

Eurasian Natural Resources Corp. (United Kingdom)	23,064	361,128

Gold Fields, Ltd. (South Africa)	35,517	409,563

Kazakhmys PLC (United Kingdom) †	5,889	120,400

Korea Zinc Co., Ltd. (South Korea)	2,312	364,927

Mechel OAO ADR (Russia)	10,380	238,740

POSCO (South Korea)	498	227,652

Sterlite Industries (India), Ltd. (India)	16,298	276,525

Sterlite Industries (India), Ltd. ADR (India)	15,259	257,725

United Co., RUSAL PLC (Russia) †	48,000	48,545

United Co., RUSAL PLC 144A (Russia) †	120,000	121,362

Vale SA ADR (Brazil)	18,400	512,624

Vale SA ADR (Preference) (Brazil)	24,005	590,523

Welspun-Gujarat Stahl, Ltd. (India)	38,227	199,305

		3,901,842
Oil and gas (10.8%)
Cairn Energy PLC (United Kingdom) †	47,575	242,550

CNOOC, Ltd. (China)	514,000	810,544

Gazprom (Russia) †	61,572	342,956

KazMunaiGas Exploration Production GDR (Kazakhstan)	12,966	312,999

OJSC Rosneft Oil Co. GDR (Russia)	29,623	228,690

COMMON STOCKS (94.7%)* cont.	Shares	Value

Oil and gas cont.
Petroleo Brasileiro SA ADR (Brazil)	19,580	$835,085

Petroleo Brasileiro SA ADR (Preference) (Brazil)	15,998	614,323

		3,387,147
Pharmaceuticals (0.9%)
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	4,762	285,768

		285,768
Photography/Imaging (0.5%)
Altek Corp. (Taiwan)	90,000	144,537

		144,537
Real estate (1.5%)
Aldar Properties PJSC (United Arab Emirates) †	279,038	271,980

Corporacion GEO SAB de CV Ser. B (Mexico) †	67,559	198,843

		470,823
Retail (4.3%)
BR Malls Participacoes SA (Brazil) †	28,049	364,817

CJ Home Shopping Co., Ltd. (South Korea)	5,438	314,723

JHSF Participacoes SA (Brazil)	177,138	328,433

Woolworths Holdings, Ltd. (South Africa) †	122,576	327,877

		1,335,850
Semiconductor (2.4%)
Advanced Semiconductor Engineering Inc. (Taiwan)	348,000	276,724

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	262,889	482,034

		758,758
Software (2.1%)
HCL Technologies, Ltd. (India)	32,121	255,839

Patni Computer Systems, Ltd. (India)	13,525	139,373

Shanda Games, Ltd. ADR (China) †	32,153	265,905

		661,117
Technology services (0.4%)
Baidu, Inc. ADR (China) †	237	122,927

		122,927
Telecommunications (6.9%)
America Movil SAB de CV ADR Ser. L (Mexico)	9,495	423,192

China Mobile, Ltd. (China)	70,000	690,810

Comstar United Telesystems OJSC GDR (Russia)	75,854	439,953

Mobile Telesystems ADR (Russia)	11,237	588,257

		2,142,212
Telephone (1.0%)
Qatar Telecom Q-Tel QSC (Qatar) †	7,662	325,904

		325,904
Tire and rubber (1.3%)
Apollo Tyres, Ltd. (India)	314,590	396,906

		396,906
Trucks and parts (1.2%)
Hyundai Mobis (South Korea)	2,952	378,102

		378,102
Water Utilities (0.7%)
Guangdong Investment, Ltd. (China)	436,000	221,317

		221,317
Total common stocks (cost $28,076,708)		$29,632,595

INVESTMENT COMPANIES (0.5%)*	Shares	Value

iPath MSCI India Index ETN	2,506	$151,663

Total investment companies (cost $135,507)		$151,663

SHORT-TERM INVESTMENTS (4.3%)*	Shares	Value

Putnam Money Market Liquidity Fund e	1,330,477	$1,330,477

Total short-term investments (cost $1,330,477)		$1,330,477

TOTAL INVESTMENTS

Total investments (cost $29,542,692)		$31,114,735

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares
GDR	Global Depository Receipts
ETN	Exchange Traded Notes
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
SDR	Swedish Depository Receipts

* Percentages indicated are based on net assets of $31,301,613. † Non-income-producing security. e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

At February 28, 2010, liquid assets totaling $9,435 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR, ADS, SDR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at February 28, 2010 (as a percentage of Portfolio Value):

China	19.6%	Chile	3.0%

Brazil	15.7	United Kingdom	2.3

South Korea	11.4	Peru	1.6

Russia	8.9	Qatar	1.0

Taiwan	7.4	Kazakhstan	1.0

India	6.1	Israel	0.9

South Africa	5.1	United Arab Emirates	0.9

Mexico	4.9	Malaysia	0.6

United States	4.8	Turkey	0.5

Indonesia	4.3	Total	100.0%

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/10 (Unaudited)

			Fixed payments	Total return
Swap		Termination	received (paid) by	received by	Unrealized
counterparty	Units	date	fund per annum	or paid by fund	depreciation

UBS, AG	567	7/6/10	(3 month USD-	MSCI 10 year	$(9,067)
			LIBOR-BBA)	Total Return Net
				Emerging Markets
				India USD Index

Total					$(9,067)

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosure (“ASC 820”) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$3,901,842	$—	$—

Capital goods	1,475,337	—	—

Communication services	2,637,994	—	—

Consumer cyclicals	3,562,484	—	—

Consumer staples	1,357,561	—	—

Energy	3,679,027	—	—

Financial	6,647,555	—	—

Health care	557,830	—	—

Technology	4,355,305	—	—

Utilities and power	1,457,660	—	—

Total common stocks	29,632,595	—	—

Investment companies	151,663	—	—

Short-term investments	1,330,477	—	—

Totals by level	$31,114,735	$—	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(9,067)	$—

Other financial instruments include swaps.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $28,212,215)	$29,784,258
Affiliated issuers (identified cost $1,330,477) (Note 7)	1,330,477

Foreign currency (cost $542,782) (Note 1)	546,323

Dividends, interest and other receivables	35,215

Receivable for shares of the fund sold	38,570

Receivable for investments sold	577,415

Receivable from Manager (Note 2)	8

Foreign tax reclaim	462

Total assets	32,312,728

LIABILITIES

Payable to custodian (Note 2)	143

Payable for investments purchased	566,273

Payable for shares of the fund repurchased	320,635

Payable for investor servicing fees (Note 2)	19,799

Payable for custodian fees (Note 2)	39,293

Payable for Trustee compensation and expenses (Note 2)	1,286

Payable for administrative services (Note 2)	474

Payable for distribution fees (Note 2)	12,923

Unrealized depreciation on swap contracts (Note 1)	9,067

Other accrued expenses	41,222

Total liabilities	1,011,115

Net assets	$31,301,613

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$29,036,253

Distributions in excess of net investment income (Note 1)	(151,855)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	850,624

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,566,591

Total — Representing net assets applicable to capital shares outstanding	$31,301,613

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($24,089,216 divided by 2,223,862 shares)	$10.83

Offering price per class A share (100/94.25 of $10.83)*	$11.49

Net asset value and offering price per class B share ($2,306,217 divided by 214,328 shares)**	$10.76

Net asset value and offering price per class C share ($814,610 divided by 75,825 shares)**	$10.74

Net asset value and redemption price per class M share ($438,554 divided by 40,663 shares)	$10.79

Offering price per class M share (100/96.50 of $10.79)*	$11.18

Net asset value, offering price and redemption price per class R share
($19,785 divided by 1,828 shares)	$10.82

Net asset value, offering price and redemption price per class Y share
($3,633,231 divided by 334,397 shares)	$10.87

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $17,104)	$181,008

Interest (including interest income of $1,023 from investments in affiliated issuers) (Note 7)	1,023

Total investment income	182,031

EXPENSES

Compensation of Manager (Note 2)	140,600

Investor servicing fees (Note 2)	53,956

Custodian fees (Note 2)	83,411

Trustee compensation and expenses (Note 2)	985

Administrative services (Note 2)	822

Distribution fees — Class A (Note 2)	27,932

Distribution fees — Class B (Note 2)	12,070

Distribution fees — Class C (Note 2)	3,491

Distribution fees — Class M (Note 2)	1,459

Distribution fees — Class R (Note 2)	30

Amortization of offering costs (Note 1)	12,433

Auditing	29,941

Other	24,942

Fees waived and reimbursed by Manager (Note 2)	(123,832)

Total expenses	268,240

Expense reduction (Note 2)	(38)

Net expenses	268,202

Net investment loss	(86,171)

Net realized gain on investments (net of foreign tax of $29,911) (Notes 1 and 3)	2,131,231

Net realized gain on swap contracts (Note 1)	61,178

Net realized loss on foreign currency transactions (Note 1)	(89,816)

Net realized gain on written options (Notes 1 and 3)	299

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	16,394

Net unrealized depreciation of investments, swap contracts
and written options during the period	(488,626)

Net gain on investments	1,630,660

Net increase in net assets resulting from operations	$1,544,489

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS		For the period 9/29/08
	Six months	(commencement of
	ended 2/28/10*	operations) to 8/31/09

Operations:
Net investment income (loss)	$(86,171)	$68,278

Net realized gain (loss) on investments and foreign
currency transactions	2,102,892	(122,513)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(472,232)	2,038,823

Net increase in net assets resulting from operations	1,544,489	1,984,588

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(93,679)	—

Class B	(419)	—

Class C	(1,250)	—

Class M	(630)	—

Class R	(13)	—

Class Y	(15,881)	—

Net realized short-term gain on investments
Class A	(901,398)	—

Class B	(90,616)	—

Class C	(28,482)	—

Class M	(14,365)	—

Class R	(433)	—

Class Y	(116,551)	—

Redemption fees (Note 1)	4,164	4,838

Increase from capital share transactions (Note 4)	10,867,538	13,159,713

Total increase in net assets	11,152,474	15,149,139

NET ASSETS

Beginning of period (Note 6)	20,149,139	5,000,000

End of period (including distributions in excess of net
investment income of $151,855 and undistributed net
investment income of $46,188, respectively)	$31,301,613	$20,149,139

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized									Ratio of	investment
	Net asset value,		and unrealized	Total from	From net	From net			Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	realized gain	Total	Redemption	value, end of	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	on investments	distributions	fees	period	value (%) [b]	(in thousands)	assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
February 28, 2010 **	$10.32	(.03)	1.02	.99	(.05)	(.43)	(.48)	— [e]	$10.83	9.45 *	$24,089	.90 *	(.27) *	118.98 *
August 31, 2009 †	10.00	.08	.23	.31	—	—	—	.01	10.32	3.20 *	15,707	1.72 *	.94 *	146.65 *

Class B
February 28, 2010 **	$10.25	(.07)	1.01	.94	— [e]	(.43)	(.43)	— [e]	$10.76	9.10 *	$2,306	1.27 *	(.61) *	118.98 *
August 31, 2009 †	10.00	.02	.22	.24	—	—	—	.01	10.25	2.50 *	1,909	2.41 *	.20 *	146.65 *

Class C
February 28, 2010 **	$10.25	(.07)	1.01	.94	(.02)	(.43)	(.45)	— [e]	$10.74	9.07 *	$815	1.27 *	(.65) *	118.98 *
August 31, 2009 †	10.00	.01	.23	.24	—	—	—	.01	10.25	2.50 *	370	2.41 *	.05 *	146.65 *

Class M
February 28, 2010 **	$10.27	(.06)	1.03	.97	(.02)	(.43)	(.45)	— [e]	$10.79	9.35 *	$439	1.14 *	(.53) *	118.98 *
August 31, 2009 †	10.00	.04	.22	.26	—	—	—	.01	10.27	2.70 *	281	2.18 *	.41 *	146.65 *

Class R
February 28, 2010 **	$10.29	(.04)	1.01	.97	(.01)	(.43)	(.44)	— [e]	$10.82	9.37 *	$20	1.02 *	(.39) *	118.98 *
August 31, 2009 †	10.00	.06	.23	.29	—	—	—	— [e]	10.29	2.90 *	10	1.95 *	.78 *	146.65 *

Class Y
February 28, 2010 **	$10.35	(.02)	1.03	1.01	(.06)	(.43)	(.49)	— [e]	$10.87	9.66 *	$3,633	.77 *	(.15) *	118.98 *
August 31, 2009 †	10.00	.11	.23	.34	—	—	—	.01	10.35	3.50 *	1,871	1.49 *	1.19 *	146.65 *

* Not annualized.

** Unaudited.

† For the period September 29, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2010	0.43%

August 31, 2009	4.57

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36	37

Notes to financial statements 2/28/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Emerging Markets Equity Fund (the “fund”) is a diversified series of Putnam Funds Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing in a portfolio primarily consisting of common stocks of small and midsized developing (also known as emerging) markets companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 13, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically

38

by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of Written options contracts activity for the six months ended February 28, 2010. For the six months ended February 28, 2010, the fund did not have any activity on Purchased options contracts or Futures contracts.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements

39

between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the six months ended February 28, 2010, the transaction volume of Forward currency contracts was minimal.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on Total return swap contracts at the six months ended February 28, 2010 are indicative of the volume of activity during the period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At February 28, 2010, the fund had a net liability position of $9,067 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income

40

Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax returns for the prior fiscal year remains subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate identified cost on a tax basis is $29,696,298, resulting in gross unrealized appreciation and depreciation of $2,606,671 and $1,188,234, respectively, or net unrealized appreciation of $1,418,437.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Offering costs The offering costs of $162,076 have been fully amortized on a straight-line basis over a twelve-month period as of September 29, 2009. As of February 28, 2010, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (“base fee”) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 1.08% of the first $5 billion, 1.03% of the next $5 billion, 0.98% of the next $10 billion, 0.93% of the next $10 billion, 0.88% of the next $50 billion, 0.86% of the next $50 billion, 0.85% of the next $100 billion, and 0.845% thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/- 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion, and 0.67% thereafter.

41

Effective August 1, 2009 through December 30, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended February 28, 2010, the fund’s expenses were reduced by $123,832 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At February 28, 2010, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 28, 2010, the fund’s expenses were reduced by $38 under the expense offset arrangements and by less than $1 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $23, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management

42

Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,649 and $112 from the sale of class A and class M shares, respectively, and received $23,942 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $40,719,616 and $31,998,820, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended February 28, 2010 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	1,068	$299

Options opened	—	—
Options exercised	—	—
Options expired	(1,068)	(299)
Options closed	—	—

Written options
outstanding at
end of period	—	$—

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 9/29/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	988,076	$11,386,586	1,138,938	$10,429,656

Shares issued in connection with
reinvestment of distributions	87,961	978,124	—	—

	1,076,037	12,364,710	1,138,938	10,429,656

Shares repurchased	(374,605)	(4,193,104)	(111,508)	(1,015,215)

Net increase	701,432	$8,171,606	1,027,430	$9,414,441

			For the period 9/29/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	98,968	$1,116,740	194,581	$1,738,580

Shares issued in connection with
reinvestment of distributions	8,074	89,301	—	—

	107,042	1,206,041	194,581	1,738,580

Shares repurchased	(78,985)	(913,040)	(9,310)	(83,167)

Net increase	28,057	$293,001	185,271	$1,655,413

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			For the period 9/29/08
			(commencement of operations)
	Six months ended 2/28/10			to 8/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	51,562	$596,332	35,174	$332,752

Shares issued in connection with
reinvestment of distributions	2,657	29,325	—	—

	54,219	625,657	35,174	332,752

Shares repurchased	(14,531)	(162,060)	(37)	(382)

Net increase	39,688	$463,597	35,137	$332,370

			For the period 9/29/08
			(commencement of operations)
	Six months ended 2/28/10			to 8/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	15,404	$177,586	26,358	$238,520

Shares issued in connection with
reinvestment of distributions	1,348	14,937	—	—

	16,752	192,523	26,358	238,520

Shares repurchased	(3,428)	(38,693)	(19)	(189)

Net increase	13,324	$153,830	26,339	$238,331

			For the period 9/29/08
			(commencement of operations)
	Six months ended 2/28/10			to 8/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	788	$8,675	—	$—

Shares issued in connection with
reinvestment of distributions	40	446	—	—

	828	9,121	—	—

Shares repurchased	—	—	—	—

Net increase	828	$9,121	—	$—

			For the period 9/29/08
			(commencement of operations)
	Six months ended 2/28/10			to 8/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	222,073	$2,551,083	192,064	$1,642,715

Shares issued in connection with
reinvestment of distributions	11,877	132,432	—	—

	233,950	2,683,515	192,064	1,642,715

Shares repurchased	(80,399)	(907,132)	(12,218)	(123,557)

Net increase	153,551	$1,776,383	179,846	$1,519,158

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At February 28, 2010, Putnam Investments, LLC owned the following class shares of the fund:

		Percentage
	Shares	of ownership	Value

Class A	431,530	19.40%	$4,673,470

Class C	1,041	1.37	11,180

Class M	1,041	2.56	11,232

Class R	1,040	56.89	11,253

Class Y	1,044	0.31	11,348

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

Market values of derivative instruments as of February 28, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts		$—	Payables	$9,067

Total		$—		$9,067

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended February 28, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$(46,554)	$—	$(46,554)

Equity contracts	299	—	61,178	61,477

Total	$299	$(46,554)	$61,178	$14,923

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$12,138	$—	$12,138

Equity contracts	(211)	—	(41,174)	(41,385)

Total	$(211)	$12,138	$(41,174)	$(29,247)

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Note 6: Initial capitalization and offering
of shares

The fund was established as a series of the Trust on September 29, 2008. Prior to September 29, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$4,950,000	495,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,023 for the period ended February 28, 2010. During the period ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $14,433,746 and $13,748,361, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

46

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to the election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

1,316,806	13,590	9,867	176,711

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

1,315,702	14,144	10,417	176,711

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

1,312,879	16,107	11,277	176,711

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

1,313,461	14,842	11,960	176,711

All tabulations are rounded to the nearest whole number.

47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Susan G. Malloy
Putnam Investment	Myra R. Drucker	Vice President and
Management, LLC	Paul L. Joskow	Assistant Treasurer
One Post Office Square	Elizabeth T. Kennan
Boston, MA 02109	Kenneth R. Leibler	Beth S. Mazor
	Robert E. Patterson	Vice President
Investment Sub-Manager	George Putnam, III
Putnam Investments Limited	Robert L. Reynolds	James P. Pappas
57–59 St James’s Street	W. Thomas Stephens	Vice President
London, England SW1A 1LD	Richard B. Worley
Francis J. McNamara, III
Investment Sub-Advisor	Officers	Vice President and
The Putnam Advisory		Chief Legal Officer
Company, LLC	Robert L. Reynolds
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive	Mark C. Trenchard
One Post Office Square	Officer, Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodian	Charles E. Porter	Judith Cohen
State Street Bank	Senior Advisor to the Trustees	Vice President, Clerk and
and Trust Company		Assistant Treasurer
Steven D. Krichmar
Legal Counsel	Vice President and	Wanda M. McManus
Ropes & Gray LLP	Principal Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Ravi Akhoury		Proxy Manager
Charles B. Curtis

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

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putnam.com

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Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009 — February 28, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGCOX

Putnam Global Consumer Fund

Semiannual report
2 | 28 | 10

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of consumer companies worldwide.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Global Consumer
Fund

Semiannual report
2 | 28 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio managers	7

Your fund’s performance	11

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	25

Financial statements	26

Shareholder meeting results	44

Message from the Trustees

Dear Fellow Shareholder:

What a difference a year makes. The rebound that followed the market lows in early March 2009 turned out to be one of the strongest in generations. After a slow start, the markets have continued to rise during the first few months of 2010.

It is unlikely that this year will be a repeat performance of 2009. Still, based on an encouraging earnings outlook and evidence of an improving but fragile global economic recovery, today’s markets offer opportunities for active money management, which is Putnam’s core strength.

If there is any lesson to be learned from the extraordinary volatility of the past two years, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Diversification and downside protection are worthwhile endeavors — and not just from a psychological standpoint. A portfolio diversified across all asset classes has been shown in the past to conserve wealth better during downturns and to benefit in a rising market environment.

2

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in consumer companies worldwide

To understand where Putnam Global Consumer Fund invests, simply take a look around you. Everything you eat, drink, wear, or play with is considered a consumer product. The fund invests at least 80% of its assets in stocks of companies that are engaged in the consumer products and services industries. The fund’s portfolio managers look for companies that can profit from consumer spending in markets around the world.

Because the consumer sector encompasses such a broad range of industries and companies, the fund’s portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The managers focus primarily on large and midsize companies, and have the flexibility to invest in U.S. and international markets. The fund’s flexibility is an advantage in difficult economic environments, particularly because it can invest in both consumer staples and consumer cyclical stocks. The advantage of consumer staples is that they tend to stay in demand regardless of economic conditions. You are purchasing staples when you buy food, beverages, prescription drugs, or household products. On the other hand, if you are planning a vacation or shopping for a high-definition TV, you are considering cyclical products and services. Companies in cyclical industries — such as hotels, restaurants, media companies, and automobile makers — tend to be more sensitive to economic cycles, and struggle more in a slowing economy.

The fund’s portfolio managers invest with a long-term view and seek stocks that can help investors build wealth over time. Their disciplined investment process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow. They conduct their intensive fundamental research with support from analysts in Putnam’s Global Equity Research team.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The fund’s managers invest with flexibility and precision, hand selecting holdings using fundamental research and a proprietary stock-ranking process.

All sectors in one fund:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric, gas, and water utilities

Developments and events that have affected the consumer sector

4	5

Performance
snapshot

Annualized total return (%) comparison as of 2/28/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 11–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

6

Interview with your
fund’s portfolio managers

Timothy Codrington and Walter Scully

How did Putnam Global Consumer Fund perform for the six months ended February 28, 2010?

Walter: We are pleased to report that the fund’s class A shares delivered a solid return of 11.48% for the period. The fund outperformed its benchmark, the MSCI World Consumer Discretionary and Consumer Staples Index, which gained 9.71% for the period, and the average return of its Lipper peer group, which was 10.64%.

Can you talk about market conditions during this period?

Timothy: Perhaps the most notable development over this six-month period was that we began to see concrete data to support an improving economy. As early as April of last year, stocks had begun to recover from their dramatic downturn. But during the past six months, as the data came in, we saw that rally broaden, and companies across a wider range of industries delivered earnings that exceeded the expectations of Wall Street analysts and investors. Demand has stabilized, corporate America has become significantly leaner as businesses implement cost-cutting measures, and we have seen widespread positive earnings surprises. Among the best-performing industries for the period were automotive, lodging, and media.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/10. See pages 6 and 11–12 for additional fund performance information. Index descriptions can be found on page 14.

7

What helped the fund outperform its benchmark and peers?

Walter: In the lodging and tourism industry, the stock of Wyndham Worldwide was a standout. Wyndham is a hospitality company specializing in hotels and time-share properties. This stock became extremely mispriced when investors became concerned about the funding of its time-share business in the midst of the severe global economic downturn. As the economy recovered, so did business travel and lodging demand, and investors gained confidence in the strength of Wyndham’s businesses. The stock appreciated considerably with the uptick in demand, combined with strategies on the part of Wyndham management to generate more free cash flow.

Timothy: Among the fund’s international holdings for this period, we saw a number of market share gainers — companies that managed to improve their sales and outpace their competitors, even in a challenging economic environment. Two examples are Henkel and Britvic. Henkel is a German company whose businesses encompass both consumer staples and consumer cyclicals. One of our analysts in London brought Henkel to our attention, recognizing that the stock was undervalued relative to the company’s potential, especially in the event of an economic recovery. The company’s strong product line includes a low-priced laundry detergent whose sales grew as the recession prompted consumers to cut costs. In addition, Henkel’s new product innovation and cost-cutting programs helped the company deliver stronger-than-expected earnings. Another market-share gainer was Britvic, a U.K.-based soft drink company that sells its products through pubs, restaurants, and supermarkets. Britvic has successfully gained market share by focusing on smaller retail outlets, such as convenience stores. We also believe the company has a strong

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

Nestle SA (4.6%)	Switzerland	Food
Philip Morris International, Inc. (3.6%)	United States	Tobacco
Honda Motor Co., Ltd. (3.4%)	Japan	Automotive
Wal-Mart Stores, Inc. (3.3%)	United States	Retail
McDonald’s Corp. (2.4%)	United States	Restaurants
DIRECTV Class A (2.4%)	United States	Cable television
Reckitt Benckiser Group PLC (2.4%)	United Kingdom	Consumer goods
British American Tobacco (BAT) PLC (2.3%)	United Kingdom	Tobacco
PepsiCo, Inc. (2.3%)	United States	Beverage
Procter & Gamble Co. (The) (2.3%)	United States	Consumer goods

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/10. Short-term holdings are excluded. Holdings will vary over time.

8

“We began to see concrete data to
support an improving economy.”

Timothy Codrington

management team that has overseen the launch of successful new products.

Tell us about some stocks that detracted from performance.

Timothy: One disappointment during the period was Porsche Automobil Holding, the German luxury sports car maker. The company has struggled in its attempt to merge with Volkswagen, a company in which it currently owns a 50% stake. The complications and expense of the negotiations have made investors nervous and have hurt Porsche’s profits. Despite its recent declines, we continue to hold this stock in the portfolio. We still feel positive about the fundamental strength of this company, its strong brand presence, and its understanding of the dynamics of selling luxury cars around the world.

Another detractor that we continue to hold is United Business Media, a London-based company specializing in trade shows and other services that tend to thrive in a strong economic environment. While the recession took its toll on this stock, we believe the company offers attractive long-term growth potential. In our view, the stock is attractively valued, and it’s a fundamentally solid company that continues to generate strong free cash flow.

Walter: One weak performer that we have since sold from the portfolio was CVS Caremark. This stock declined primarily because of struggles in the company’s Caremark division. Caremark is a pharmacy benefit manager, or PBM. PBMs administer drug benefit programs for employers and health insurance carriers. While Caremark has a history as a strong performer, it has made some missteps in its relationships with clients since merging with CVS in 2007, which resulted in the loss of a number of key

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

9

accounts. By the close of the period we had sold this stock in favor of other opportunities.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which continue to remain dependent on government stimulus for growth. Asia, in particular, is expected to lead the pack, with strong growth coming from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.6% in the fourth quarter of 2009, up from 2.2% in the third quarter.

What is your outlook?

Walter: We’re still optimistic about the economy, even more so now than we were six months ago because the data has actually proven to be more positive than we expected. In terms of the market and the stocks we own, we’ve had a really strong run, but we believe there’s room for continued strength.

Timothy: One important benefit is our global approach, especially when you consider that other markets typically follow the direction of the U.S. market. While U.S. stocks have already rebounded considerably, other countries and regions are just beginning to recover. Our ability to invest in markets around the world should be beneficial. And regardless of what happens in the markets, we have a talented team of experienced analysts following the sector worldwide.

Walter and Timothy, thank you.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Timothy Codrington is an Analyst at Putnam. He has an M.B.A. from Harvard Business School and an A.B. from Harvard University. Timothy has been in the investment industry since he first joined Putnam in 1997.

Portfolio Manager Walter Scully is an Analyst at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from Ohio State University. A Certified Public Accountant, he has been in the investment industry since he first joined Putnam in 1996.

10

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	36.48%	28.63%	35.27%	31.27%	35.23%	35.23%	35.62%	30.91%	36.07%	36.84%
Annual average	29.77	23.48	28.80	25.60	28.77	28.77	29.08	25.32	29.44	30.05

1 year	56.17	47.23	55.00	50.00	54.95	53.95	55.21	49.72	55.72	56.40

6 months	11.48	5.04	11.06	6.06	11.03	10.03	11.16	7.28	11.34	11.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 2/28/10

	MSCI World Consumer Discretionary	Lipper Consumer Goods Funds
	and Consumer Staples Index	category average*

Life of fund	28.48%	31.37%
Annual average	23.36	25.36

1 year	51.00	56.31

6 months	9.71	10.64

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/10, there were 36, 36, and 36 funds, respectively, in this Lipper category.

11

Fund price and distribution information For the six-month period ended 2/28/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.088		$0.061	$0.047	$0.035		$0.049	$0.103

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	0.371		0.371	0.371	0.371		0.371	0.371

Total	$0.459		$0.432	$0.418	$0.406		$0.420	$0.474

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/09	$12.23	$12.98	$12.17	$12.17	$12.19	$12.63	$12.21	$12.25

2/28/10	13.17	13.97	13.08	13.09	13.14	13.62	13.17	13.19

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	45.60%	37.22%	44.27%	40.27%	44.21%	44.21%	44.70%	39.67%	45.16%	46.07%
Annual average	33.96	27.92	33.01	30.13	32.96	32.96	33.32	29.70	33.65	34.30

1 year	57.58	48.57	56.52	51.51	56.46	55.46	56.80	51.38	57.12	57.92

6 months	14.89	8.30	14.50	9.50	14.46	13.46	14.65	10.61	14.74	14.98

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/09*†	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Total annual operating expenses for the fiscal year
ended 8/31/09†	3.69%	4.44%	4.44%	4.19%	3.94%	3.44%

Annualized expense ratio for the six-month period
ended 2/28/10	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 12/30/10.

† Reflects projected expenses based on a new expense arrangement.

12

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Consumer Fund from September 1, 2009, to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.87	$11.77	$11.77	$10.47	$9.17	$6.56

Ending value (after expenses)	$1,114.80	$1,110.60	$1,110.30	$1,111.60	$1,113.40	$1,115.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2010, use the following calculation method. To find the value of your investment on September 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.50	$11.23	$11.23	$9.99	$8.75	$6.26

Ending value (after expenses)	$1,017.36	$1,013.64	$1,013.64	$1,014.88	$1,016.12	$1,018.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Consumer Discretionary and Consumer Staples Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the consumer discretionary and consumer staples sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not  “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July  1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to

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the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices

16

in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further  below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process

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of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment

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performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual

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asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund

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under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Global Consumer Fund	0.642%	0.700%	(0.058)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at

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current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitabilityof its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam

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Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new

23

management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

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Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2010, Putnam employees had approximately $323,000,000 and the Trustees had approximately $46,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 2/28/10 (Unaudited)

COMMON STOCKS (95.6%)*	Shares	Value

Automotive (9.4%)
Dongfeng Motor Group Co., Ltd. (China)	36,000	$52,224

Honda Motor Co., Ltd. (Japan)	8,700	301,553

Nissan Motor Co., Ltd. (Japan) †	23,300	184,858

Porsche Automobil Holding SE (Preference) (Germany)	2,535	127,394

Renault SA (France) †	1,598	65,725

TRW Automotive Holdings Corp. †	3,700	99,419

		831,173
Beverage (7.8%)
Anheuser-Busch InBev NV (Belgium)	2,945	147,437

Britvic PLC (United Kingdom)	17,560	114,075

Coca-Cola Enterprises, Inc.	5,600	143,080

Molson Coors Brewing Co. Class B	2,100	84,798

PepsiCo, Inc.	3,244	202,653

		692,043
Broadcasting (3.0%)
Gestevision Telecinco SA (Spain)	8,697	115,021

ITV PLC (United Kingdom) †	70,939	58,403

Liberty Media-Starz Ser. A †	1,896	96,563

		269,987
Building materials (0.6%)
Owens Corning, Inc. †	2,400	56,472

		56,472
Cable television (2.9%)
DIRECTV Class A †	6,265	212,070

Virgin Media, Inc. S	2,600	42,120

		254,190
Commercial and consumer services (2.8%)
Compass Group PLC (United Kingdom)	14,047	104,425

Daito Trust Construction Co., Ltd. (Japan)	800	39,118

Priceline.com, Inc. †	480	108,845

		252,388
Conglomerates (—%)
Vivendi SA (France)	14	353

		353
Consumer (1.0%)
Christian Dior SA (France) †	875	85,752

		85,752
Consumer goods (6.8%)
Henkel AG & Co. KGaA (Germany)	3,659	188,539

Procter & Gamble Co. (The)	3,159	199,902

Reckitt Benckiser Group PLC (United Kingdom)	4,034	212,060

		600,501
Consumer services (0.7%)
Rakuten, Inc. (Japan)	80	61,670

		61,670
Electronics (1.5%)
Saft Groupe SA (France)	1,587	58,053

Skyworth Digital Holdings, Ltd. (China)	80,000	77,198

		135,251

27

COMMON STOCKS (95.6%)* cont.	Shares	Value

Food (11.6%)
BRF-Brasil Foods SA (Brazil)	2,797	$68,269

Campbell Soup Co.	3,200	106,656

Dean Foods Co. †	6,200	90,458

Kellogg Co.	1,526	79,581

Kerry Group PLC Class A (Ireland)	3,340	105,758

Mead Johnson Nutrition Co. Class A	1,800	85,140

Nestle SA (Switzerland)	8,164	406,375

Toyo Suisan Kaisha, Ltd. (Japan)	3,000	83,592

		1,025,829
Gaming and lottery (0.7%)
Sankyo Co., Ltd. (Japan)	1,200	57,934

		57,934
Homebuilding (0.3%)
Toll Brothers, Inc. †	1,335	25,138

		25,138
Lodging/Tourism (3.0%)
TUI Travel PLC (United Kingdom)	20,942	87,547

Wyndham Worldwide Corp.	7,678	176,517

		264,064
Media (4.0%)
Time Warner, Inc.	4,720	137,069

Viacom, Inc. Class B †	3,074	91,144

WPP PLC (United Kingdom)	13,715	126,296

		354,509
Publishing (3.6%)
Daily Mail and General Trust PLC Class A
(United Kingdom)	12,248	83,022

Gannett Co., Inc.	4,900	74,235

Schibsted ASA (Norway) †	4,300	106,191

United Business Media PLC (United Kingdom)	8,743	58,290

		321,738
Restaurants (2.4%)
McDonald’s Corp.	3,359	214,472

		214,472
Retail (18.5%)
Amazon.com, Inc. †	1,100	130,240

Costco Wholesale Corp.	2,623	159,924

Dick’s Sporting Goods, Inc. †	2,300	55,959

Esprit Holdings, Ltd. (Hong Kong)	10,299	73,442

J Sainsbury PLC (United Kingdom)	11,080	55,813

Lowe’s Cos., Inc.	7,200	170,712

Macy’s, Inc.	3,200	61,280

Metro AG (Germany)	1,331	68,257

Next PLC (United Kingdom)	2,762	78,955

O’Reilly Automotive, Inc. †	2,700	106,110

Office Depot, Inc. †	6,300	45,486

Pinault-Printemps-Redoute SA (France)	913	104,807

Target Corp.	3,100	159,712

Urban Outfitters, Inc. †	2,300	74,083

Wal-Mart Stores, Inc.	5,447	294,519

		1,639,299

28

COMMON STOCKS (95.6%)* cont.	Shares	Value

Schools (3.3%)
Apollo Group, Inc. Class A †	3,000	$179,640

Career Education Corp. †	4,232	117,734

		297,374
Tire and rubber (0.6%)
Nokian Renkaat OYJ (Finland)	2,291	57,504

		57,504
Tobacco (9.9%)
Altria Group, Inc.	4,560	91,747

British American Tobacco (BAT) PLC (United Kingdom)	6,099	207,311

Japan Tobacco, Inc. (Japan)	35	127,026

Lorillard, Inc.	1,788	130,596

Philip Morris International, Inc.	6,500	318,370

		875,050
Trucks and parts (1.2%)
Aisin Seiki Co., Ltd. (Japan)	4,200	110,223

		110,223

Total common stocks (cost $7,560,989)		$8,482,914

SHORT-TERM INVESTMENTS (3.9%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	326,852	$326,852

Short-term investments held as collateral for loaned
securities with yields ranging from 0.09% to 0.25% and
due dates ranging from March 1, 2010 to April 26, 2010 [d]	$17,002	17,000

Total short-term investments (cost $343,852)		$343,852

TOTAL INVESTMENTS

Total investments (cost $7,904,841)		$8,826,766

* Percentages indicated are based on net assets of $8,873,568.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

S Securities on loan, in part or in entirety, at February 28, 2010.

At February 28, 2010, liquid assets totaling $14,011 have been segregated to cover certain derivative contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at February 28, 2010 (as a percentage of Portfolio Value):

United States	53.9%	Spain	1.3%

United Kingdom	13.5	Norway	1.2

Japan	11.0	Ireland	1.2

Switzerland	4.6	Hong Kong	0.8

Germany	4.3	Brazil	0.8

France	3.6	Finland	0.6

Belgium	1.7	Total	100.0%

China	1.5

29

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/10 (aggregate face value $1,495,133) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$209,358	$207,694	3/17/10	$1,664

British Pound	261,131	272,843	3/17/10	(11,712)

Canadian Dollar	146,348	145,415	3/17/10	933

Danish Krone	16,929	17,090	3/17/10	(161)

Euro	389,220	397,684	3/17/10	(8,464)

Japanese Yen	302,025	298,347	3/17/10	3,678

Singapore Dollar	46,674	46,252	3/17/10	422

Swedish Krona	80,914	79,658	3/17/10	1,256

Swiss Franc	29,618	30,150	3/17/10	(532)

Total				$(12,916)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/10 (aggregate face value $1,400,981) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$592,081	$619,509	3/17/10	$27,428

Euro	382,546	389,862	3/17/10	7,316

Hong Kong Dollar	148,076	147,959	3/17/10	(117)

Japanese Yen	139,246	136,806	3/17/10	(2,440)

Norwegian Krone	92,450	92,910	3/17/10	460

Swiss Franc	13,691	13,935	3/17/10	244

Total				$32,891

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Capital goods	$110,223	$—	$—

Communication services	254,190	—	—

Conglomerates	353	—	—

Consumer cyclicals	3,931,964	—	—

Consumer staples	4,050,933	—	—

Technology	135,251	—	—

Total common stocks	8,482,914	—	—
Short-term investments	326,852	17,000	—

Totals by level	$8,809,766	$17,000	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$19,975	$—

Other financial instruments include forward currency contracts.

The accompanying notes are an integral part of these financial statements.

30

Statement of assets and liabilities 2/28/10 (Unaudited)

ASSETS

Investment in securities, at value, including $16,200 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $7,577,989)	$8,499,914
Affiliated issuers (identified cost $326,852) (Note 7)	326,852

Cash	4,271

Foreign currency (cost $953) (Note 1)	972

Dividends, interest and other receivables	20,470

Receivable for shares of the fund sold	99,631

Receivable for investments sold	1,184

Unrealized appreciation on forward currency contracts (Note 1)	43,401

Receivable from Manager (Note 2)	12,962

Foreign tax reclaim	2,165

Total assets	9,011,822

LIABILITIES

Payable for investments purchased	42,714

Payable for investor servicing fees (Note 2)	5,501

Payable for custodian fees (Note 2)	10,821

Payable for Trustee compensation and expenses (Note 2)	1,035

Payable for administrative services (Note 2)	138

Payable for distribution fees (Note 2)	3,604

Unrealized depreciation on forward currency contracts (Note 1)	23,426

Collateral on securities loaned, at value (Note 1)	17,000

Payable for auditing	23,900

Payable for reports to shareholders	9,670

Other accrued expenses	445

Total liabilities	138,254

Net assets	$8,873,568

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,766,323

Distributions in excess of net investment income (Note 1)	(22,863)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	188,249

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	941,859

Total — Representing net assets applicable to capital shares outstanding	$8,873,568

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($7,933,954 divided by 602,579 shares)	$13.17

Offering price per class A share (100/94.25 of $13.17)*	$13.97

Net asset value and offering price per class B share ($230,144 divided by 17,600 shares)**	$13.08

Net asset value and offering price per class C share ($112,824 divided by 8,619 shares)**	$13.09

Net asset value and redemption price per class M share ($37,027 divided by 2,818 shares)	$13.14

Offering price per class M share (100/96.50 of $13.14)*	$13.62

Net asset value, offering price and redemption price per class R share
($13,605 divided by 1,033 shares)	$13.17

Net asset value, offering price and redemption price per class Y share
($546,014 divided by 41,390 shares)	$13.19

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

31

Statement of operations Six months ended 2/28/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $393)	$57,228

Interest (including interest income of $223 from investments in affiliated issuers) (Note 7)	223

Securities lending	745

Total investment income	58,196

EXPENSES

Compensation of Manager (Note 2)	24,512

Investor servicing fees (Note 2)	13,611

Custodian fees (Note 2)	14,359

Trustee compensation and expenses (Note 2)	247

Administrative services (Note 2)	224

Distribution fees — Class A (Note 2)	8,247

Distribution fees — Class B (Note 2)	669

Distribution fees — Class C (Note 2)	346

Distribution fees — Class M (Note 2)	117

Distribution fees — Class R (Note 2)	33

Amortization of offering costs (Note 1)	23,941

Auditing	23,975

Other	9,249

Fees waived and reimbursed by Manager (Note 2)	(64,764)

Total expenses	54,766

Expense reduction (Note 2)	(225)

Net expenses	54,541

Net investment income	3,655

Net realized gain on investments (Notes 1 and 3)	317,712

Net realized gain on foreign currency transactions (Note 1)	20,730

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	12,000

Net unrealized appreciation of investments during the period	304,449

Net gain on investments	654,891

Net increase in net assets resulting from operations	$658,546

The accompanying notes are an integral part of these financial statements.

32

Statement of changes in net assets

INCREASE IN NET ASSETS		For the period 12/18/08
	Six months	(commencement of
	ended 2/28/10*	operations) to 8/31/09

Operations:
Net investment income	$3,655	$33,679

Net realized gain on investments and
foreign currency transactions	338,442	107,037

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	316,449	625,410

Net increase in net assets resulting from operations	658,546	766,126

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(55,415)	(2,950)

Class B	(730)	(8)

Class C	(299)	(8)

Class M	(88)	(9)

Class R	(49)	(9)

Class Y	(3,504)	(11)

Net realized short-term gain on investments
Class A	(233,626)	—

Class B	(4,440)	—

Class C	(2,356)	—

Class M	(933)	—

Class R	(371)	—

Class Y	(12,621)	—

Redemption fees (Note 1)	1,623	36

Increase from capital share transactions (Note 4)	4,049,698	714,966

Total increase in net assets	4,395,435	1,478,133

NET ASSETS

Beginning of period (Note 6)	4,478,133	3,000,000

End of period (including distributions in excess of net
investment income of $22,863 and undistributed
net investment income of $33,567, respectively)	$8,873,568	$4,478,133

* Unaudited

The accompanying notes are an integral part of these financial statements.

33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized									of expenses	investment
	Net asset value,		and unrealized	Total from	From net	From net			Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	realized gain	Total	Redemption	value, end of	at net asset	of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	on investments	distributions	fees [b]	period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	turnover (%)

Class A
February 28, 2010 **	$12.23	.01	1.39	1.40	(.09)	(.37)	(.46)	—	$13.17	11.48 *	$7,934	.75 *	.06 *	52.66 *
August 31, 2009 †	10.00	.11	2.13	2.24	(.01)	—	(.01)	—	12.23	22.42 *	3,995	.97 *	1.03 *	64.92 *

Class B
February 28, 2010 **	$12.17	(.04)	1.38	1.34	(.06)	(.37)	(.43)	—	$13.08	11.06 *	$230	1.12 *	(.32) *	52.66 *
August 31, 2009 †	10.00	.05	2.13	2.18	(.01)	—	(.01)	—	12.17	21.80 *	63	1.49 *	.45 *	64.92 *

Class C
February 28, 2010 **	$12.17	(.04)	1.38	1.34	(.05)	(.37)	(.42)	—	$13.09	11.03 *	$113	1.12 *	(.33) *	52.66 *
August 31, 2009 †	10.00	.05	2.13	2.18	(.01)	—	(.01)	—	12.17	21.80 *	48	1.49 *	.48 *	64.92 *

Class M
February 28, 2010 **	$12.19	(.03)	1.39	1.36	(.04)	(.37)	(.41)	—	$13.14	11.16 *	$37	.99 *	(.23) *	52.66 *
August 31, 2009 †	10.00	.07	2.13	2.20	(.01)	—	(.01)	—	12.19	22.01 *	30	1.32 *	.71 *	64.92 *

Class R
February 28, 2010 **	$12.21	(.01)	1.39	1.38	(.05)	(.37)	(.42)	—	$13.17	11.34 *	$14	.87 *	(.07) *	52.66 *
August 31, 2009 †	10.00	.09	2.13	2.22	(.01)	—	(.01)	—	12.21	22.21 *	12	1.14 *	.86 *	64.92 *

Class Y
February 28, 2010 **	$12.25	.02	1.39	1.41	(.10)	(.37)	(.47)	—	$13.19	11.59 *	$546	.62 *	.17 *	52.66 *
August 31, 2009 †	10.00	.10	2.16	2.26	(.01)	—	(.01)	—	12.25	22.64 *	330	.79 *	.85 *	64.92 *

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2010	0.89%

August 31, 2009	5.13

The accompanying notes are an integral part of these financial statements.

34	35

Notes to financial statements 2/28/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Consumer Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio primarily consisting of common stocks of large and midsize companies worldwide engaged in the consumer staples and consumer discretionary products and services industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in two sectors, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class  C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class  R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 9, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe

36

accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately

37

$2,200,000 on Forward currency contracts for the six months ended February 28, 2010.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At February 28, 2010, the fund had a net liability position of $14,871 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2010, the value of securities loaned amounted to $16,200. The fund received cash collateral of $17,000 which is pooled with collateral of other Putnam funds into 44 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax returns for the prior fiscal year remains subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate identified cost on a tax basis is $7,904,841, resulting in gross unrealized appreciation and depreciation of $1,088,856 and $166,931, respectively, or net unrealized appreciation of $921,925.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Offering costs The offering costs of $80,912 have been fully amortized on a straight-line basis over a

38

twelve-month period as of December 18, 2009. As of February 28, 2010, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.780% of the first $5 billion, 0.730% of the next $5 billion, 0.680% of the next $10 billion, 0.630% of the next $10 billion, 0.580% of the next $50 billion, 0.560% of the next $50 billion, 0.550% of the next $100 billion, and 0.545% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Effective August 1, 2009 through December 30, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended February 28, 2010, the fund’s expenses were reduced by $64,764 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 28, 2010, the fund’s expenses were reduced by $28 under the expense offset arrangements and by $197 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in

39

certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,036 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,203,145 and $3,666,901, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	350,077	$4,580,751	32,640	$349,292

Shares issued in connection with
reinvestment of distributions	22,033	287,095	294	2,950

	372,110	4,867,846	32,934	352,242

Shares repurchased	(96,207)	(1,230,372)	(1,258)	(14,639)

Net increase	275,903	$3,637,474	31,676	$337,603

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	12,863	$164,424	4,138	$45,422

Shares issued in connection with
reinvestment of distributions	399	5,170	1	8

	13,262	169,594	4,139	45,430

Shares repurchased	(801)	(10,352)	—	—

Net increase	12,461	$159,242	4,139	$45,430

40

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	4,502	$58,884	2,929	$29,239

Shares issued in connection with
reinvestment of distributions	188	2,434	1	8

	4,690	61,318	2,930	29,247

Shares repurchased	(1)	(15)	—	—

Net increase	4,689	$61,303	2,930	$29,247

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	1,318	$17,375	1,480	$15,001

Shares issued in connection with
reinvestment of distributions	78	1,021	1	9

	1,396	18,396	1,481	15,010

Shares repurchased	(1,059)	(13,464)	—	—

Net increase	337	$4,932	1,481	$15,010

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	32	420	1	9

	32	420	1	9

Shares repurchased	—	—	—	—

Net increase	32	$420	1	$9

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	16,790	$217,436	26,565	$294,424

Shares issued in connection with
reinvestment of distributions	600	7,827	1	11

	17,390	225,263	26,566	294,435

Shares repurchased	(2,939)	(38,936)	(627)	(6,768)

Net increase	14,451	$186,327	25,939	$287,667

41

At February 28, 2010, Putnam Investments, LLC owned
the following class shares of the fund:

		Percentage
	Shares	of ownership	Value

Class A	227,966	37.83%	$3,002,312

Class B	1,034	5.88	13,525

Class C	1,033	11.99	13,522

Class M	1,032	36.62	13,560

Class R	1,033	100.00	13,605

Class Y	1,037	2.51	13,678

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

Market values of derivative instruments as of February 28, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$43,401	Payables	$23,426

Total		$43,401		$23,426

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended February 28, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$21,895	$21,895

Total	$21,895	$21,895

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$12,109	$12,109

Total	$12,109	$12,109

42

Note 6: Initial capitalization and offering
of shares

The fund was established as series of the Trust on December 18, 2008. Prior to December 18, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $223 for the period ended February 28, 2010. During the period ended February  28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,641,768 and $3,613,719, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

43

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, with all the funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to the election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as  follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

341,078	95	—	17,363

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

341,078	95	—	17,363

All tabulations are rounded to the nearest whole number.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Beth S. Mazor
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and
57–59 St James’s Street	Richard B. Worley	Chief Legal Officer
London, England SW1A 1LD
	Officers	Robert R. Leveille
Investment Sub-Advisor	Robert L. Reynolds	Vice President and
The Putnam Advisory	President	Chief Compliance Officer
Company, LLC
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive Officer,	BSA Compliance Officer
Marketing Services	Treasurer and
Putnam Retail Management	Compliance Liaison	Judith Cohen
One Post Office Square		Vice President, Clerk and
Boston, MA 02109	Charles E. Porter	Assistant Treasurer
Senior Advisor to the Trustees
Custodian		Wanda M. McManus
State Street Bank	Steven D. Krichmar	Vice President, Senior Associate
and Trust Company	Vice President and Principal	Treasurer and Assistant Clerk
Financial Officer
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
Trustees	Accounting Officer and	Proxy Manager
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Susan G. Malloy
Ravi Akhoury	Vice President and
Charles B. Curtis	Assistant Treasurer
Robert J. Darretta

This report is for the information of shareholders of Putnam Global Consumer Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA718 260662 4/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009 — February 28, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEAX

Putnam Global Energy Fund

Semiannual report
2 | 28 | 10

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of energy companies worldwide.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Global Energy
Fund

Semiannual report
2 | 28 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio managers	7

Your fund’s performance	11

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	25

Financial statements	26

Shareholder meeting results	44

Message from the Trustees

Dear Fellow Shareholder:

What a difference a year makes. The rebound that followed the market lows in early March 2009 turned out to be one of the strongest in generations. After a slow start, the markets have continued to rise during the first few months of 2010.

It is unlikely that this year will be a repeat performance of 2009. Still, based on an encouraging earnings outlook and evidence of an improving but fragile global economic recovery, today’s markets offer opportunities for active money management, which is Putnam’s core strength.

If there is any lesson to be learned from the extraordinary volatility of the past two years, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Diversification and downside protection are worthwhile endeavors — and not just from a psychological standpoint. A portfolio diversified across all asset classes has been shown in the past to conserve wealth better during downturns and to benefit in a rising market environment.

2

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in energy-related companies

From the OPEC-driven oil crisis of the 1970s to the peak and subsequent plunge in oil prices in 2008, the balance of geopolitical stability, technological development, and economic growth have shaped the global energy market. Putnam Global Energy Fund seeks to capitalize on that ever-changing balance. The fund invests at least 80% of its assets in stocks of companies in energy-related industries. The fund’s portfolio managers look for companies around the world that can profit from the global demand for energy. The fund’s portfolio may include companies engaged in the exploration and production of oil and gas, contractors or owners of oil- and gas-drilling rigs, manufacturers of drilling equipment, and providers of supplies and services to oil and gas companies. Fund holdings may also include coal-mining and production companies, and businesses that store and transport oil and gas.

While the fund managers focus primarily on large and midsize companies, the fund has the flexibility to invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. Of course, the energy sector can be volatile — as evidenced by fluctuating oil prices.

To help temper volatility, the fund managers seek to diversify the portfolio — geographically and by industry — and to invest with a long-term view, looking for stocks that can help investors build wealth over time. The managers’ disciplined investment process includes analyzing each stock’s valuation as well as the company’s financial strength, competitive positioning, earnings, and cash flow. They conduct their intensive fundamental research with support from analysts in Putnam’s Global Equity Research group.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The fund’s managers invest with flexibility and precision, hand selecting holdings using fundamental research and a proprietary stock-ranking process.

All sectors in one fund:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector
Funds that provides exposure to all sectors of
the MSCI World Index.

Individual sector funds:

Global Consumer Fund
Retail, hotels, restaurants, media, food
and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified
financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology,
health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and
defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications
services

Global Utilities Fund
Electric, gas, and water utilities

Developments and events that have affected the energy sector

4	5

Performance
snapshot

Annualized total return (%) comparison as of 2/28/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 11–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

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Interview with your
fund’s portfolio managers

Steven Curbow and Jessica Wirth

How did Putnam Global Energy Fund perform for the semiannual period?

Jessica: For the six months ended February 28, 2010, the fund’s class A shares returned 6.45%, outperforming the MSCI World Energy Index, which finished up 5.87%, and underperforming the average 9.56% return of its peers in the Lipper Global Natural Resources Funds category. The outperformance versus the benchmark was largely the result of bottom-up, fundamental stock selection.

Many top contributors to the fund’s performance came from the natural gas industry. Why was that?

Steve: We took a more aggressive position in the natural gas industry by investing in companies whose stocks would benefit from the supply-demand dynamics within the U.S. gas market. At the beginning of 2009, the United States had an oversupply of natural gas, which drove down prices. We believed that natural gas companies would slow their production and capital spending, the marketplace would absorb the excess supply, and the supply-demand situation would tighten in a way that would increase prices.

In the fall of 2009 we saw production decline and demand pick up in such a way that natural gas prices rose. By that point, we had moved opportunistically into some oil and natural gas service companies whose customers were drilling new natural gas wells. Production has

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/10. See pages 6 and 11–12 for additional fund performance information. Index descriptions can be found on page 14.

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been accelerating and now we are seeing natural gas inventories increasing. We have reduced our exposure to this area. Still, we expect the long-term growth of demand for natural gas to be strong.

Let’s talk about some of the holdings that contributed to the fund’s performance.

Jessica: One natural gas company that benefited from the scenario just outlined by Steve was Newfield Exploration. The fund’s overweight position helped performance when shares rallied during the period. Cairn Energy, a U.K.-based oil exploration and production company, is an overweight holding whose stock we believed was underpriced when we bought it. Cairn operates a large oil development in India that is currently ramping up, and will soon explore for oil offshore in Greenland. Investors took notice of these catalysts during the period, bidding up its shares.

Steve: The fund was overweight XTO Energy, another natural gas exploration and production firm. XTO was acquired at the end of 2009 by Exxon Mobil at a 24% premium per share. We believe that Exxon Mobil liked the company for the same reasons we did. XTO is a very efficient driller of natural gas wells using a technique known as fracture stimulation, which is done by injecting brine, sand, and chemicals into a well at high pressure and cracking the shale bed so the gas can more easily flow out. Another overweight position, Halliburton, is also a leading provider of this service. Halliburton cut its prices during the period and captured market share. Shares appreciated as a result.

Which holdings detracted from returns?

Steve: Weatherford International, an oil field services company, helped performance during calendar year 2009. We believed that Weatherford had well-established relationships

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

BP PLC (8.7%)	United Kingdom	Oil and gas
Chevron Corp. (8.5%)	United States	Oil and gas
Exxon Mobil Corp. (7.3%)	United States	Oil and gas
Total SA (6.1%)	France	Oil and gas
Occidental Petroleum Corp. (5.3%)	United States	Oil and gas
BG Group PLC (5.0%)	United Kingdom	Oil and gas
Royal Dutch Shell PLC Class A (4.8%)	United Kingdom	Oil and gas
Schlumberger, Ltd. (4.3%)	United States	Energy (oil field)
Royal Dutch Shell PLC Class B (3.7%)	United Kingdom	Oil and gas
Anadarko Petroleum Corp. (3.2%)	United States	Oil and gas

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/10. Short-term holdings are excluded. Holdings will vary over time.

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with national firms in Saudi Arabia and Mexico. Weatherford’s business with Mexico’s national oil company, Pemex, started to suffer while the Mexican government worked through budget and political issues. Weatherford had disappointing earnings during the period, and the stock performed poorly as a result. We’ve since exited the position.

“We believe growth outside the United
States will drive an increase in demand
for oil this year, particularly in countries
such as China, India, and Brazil.”

Jessica Wirth

Another detractor from performance was Petrohawk Energy, which owns oil and gas wells in Arkansas, Texas, and Oklahoma. In recent years, the company has been growing production but also issuing a lot of equity. We bought the stock during its most recent stock offering. Wall Street assumed that Petrohawk would issue more shares in order to grow, and the stock sold off on fear of dilution in price for existing shareholders. Our belief is that Petrohawk can fund its 2010 and 2011 growth with cash flows, debt, and planned asset sales, and will not have to issue additional equity. The fund remains overweight Petrohawk.

Jessica: Out-of-benchmark holding Dana Petroleum, an exploration and production company, held back performance. The company owns oil fields in Europe and in West Africa, and drilled some exploration wells in the North Sea, which did not pan out as hoped. An overweight to Marathon Oil, an integrated oil company, also detracted. It was an inexpensive stock, and we felt that the “upstream” business — its exploration and production division — was overlooked by investors. During the period, Marathon’s refining exposure weighed on profitability, because of rising oil prices and lower

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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consumption by consumers. The fund is now underweight the stock.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which continue to remain dependent on government stimulus for growth. Asia, in particular, is expected to lead the pack, with strong growth coming from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.6% in the fourth quarter of 2009, up from 2.2% in the third quarter.

What is your outlook for the energy sector and the economy?

Jessica: For now, it is our belief that the trading range for oil prices is $70 to $80 per barrel. Until the economy improves and demand picks up, we don’t see any catalysts that will send the price of oil much higher. We believe growth outside the United States will drive an increase in demand for oil this year, particularly in countries such as China, India, and Brazil. While the short-term outlook in the United States is more favorable than it has been in a long time, we still think there is a way to go before we see robust and sustained economic growth.

Thank you both for talking with us today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Steven Curbow is an Analyst and Energy and Basic Materials Sector Team Leader at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the University of Southern California. Steven has been in the investment industry since he first joined Putnam in 1996.

Portfolio Manager Jessica Wirth is an Analyst at Putnam. She has a B.A. from Dartmouth College. Jessica joined Putnam in 2004 and has been in the investment industry since 2001.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	22.78%	15.72%	21.69%	17.69%	21.70%	21.70%	21.98%	17.74%	22.45%	23.09%
Annual average	18.76	13.01	17.88	14.62	17.89	17.89	18.11	14.66	18.49	19.01

1 year	38.53	30.58	37.49	32.49	37.50	36.50	37.80	32.99	38.17	38.72

6 months	6.45	0.36	6.08	1.08	6.09	5.09	6.14	2.40	6.36	6.53

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 2/28/10

		Lipper Global Natural Resources
	MSCI World Energy Index	Funds category average*

Life of fund	19.68%	44.75%
Annual average	16.24	35.74

1 year	36.56	57.72

6 months	5.87	9.56

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/10, there were 126, 122, and 118 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 2/28/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.142		$0.115	$0.106	$0.123		$0.109	$0.163

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	0.185		0.185	0.185	0.185		0.185	0.185

Total	$0.327		$0.300	$0.291	$0.308		$0.294	$0.348

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/09	$11.53	$12.23	$11.47	$11.47	$11.49	$11.91	$11.51	$11.55

2/28/10	11.96	12.69	11.88	11.89	11.90	12.33	11.96	11.97

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	28.73%	21.33%	27.53%	23.53%	27.54%	27.54%	27.92%	23.48%	28.39%	29.16%
Annual average	21.72	16.24	20.83	17.87	20.84	20.84	21.12	17.84	21.47	22.04

1 year	37.94	29.99	36.97	31.97	36.98	35.98	37.23	32.40	37.58	38.23

6 months	5.06	–1.01	4.61	–0.39	4.61	3.61	4.75	1.10	4.95	5.14

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/09*†	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Total annual operating expenses for the fiscal year
ended 8/31/09†	3.26%	4.01%	4.01%	3.76%	3.51%	3.01%

Annualized expense ratio for the six-month period
ended 2/28/10	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 12/30/10.

† Reflects projected expenses based on a new expense arrangement.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Energy Fund from September 1, 2009, to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.68	$11.50	$11.50	$10.22	$8.95	$6.40

Ending value (after expenses)	$1,064.50	$1,060.80	$1,060.90	$1,061.40	$1,063.60	$1,065.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2010, use the following calculation method. To find the value of your investment on September 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.50	$11.23	$11.23	$9.99	$8.75	$6.26

Ending value (after expenses)	$1,017.36	$1,013.64	$1,013.64	$1,014.88	$1,016.12	$1,018.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Energy Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy and materials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic

15

pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on

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material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods

17

of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the

18

effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments,

19

etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would

20

be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Global Energy Fund	0.642%	0.700%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the

21

aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of

22

sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation

23

of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses.

These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

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Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2010, Putnam employees had approximately $323,000,000 and the Trustees had approximately $46,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

25

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 2/28/10 (Unaudited)

COMMON STOCKS (96.4%)*	Shares	Value

Combined utilities (2.1%)
El Paso Corp.	16,500	$172,755

		172,755
Energy (oil field) (11.6%)
Halliburton Co.	7,119	214,638

Saipem SpA (Italy)	1,930	63,845

Schlumberger, Ltd.	5,730	350,103

Smith International, Inc.	2,400	98,376

Superior Well Services, Inc. †	2,291	40,986

Transocean, Ltd. (Switzerland) †	2,162	172,571

		940,519
Oil and gas (82.7%)
Anadarko Petroleum Corp.	3,645	255,624

Apache Corp.	800	82,912

BG Group PLC (United Kingdom)	23,135	403,860

BP PLC (United Kingdom)	80,109	706,791

Cairn Energy PLC (United Kingdom) †	30,200	153,968

Chevron Corp.	9,497	686,633

Continental Resources, Inc. †	700	27,636

Dana Petroleum PLC (United Kingdom) †	2,415	40,354

EOG Resources, Inc.	2,233	210,014

EXCO Resources, Inc.	2,600	49,166

Exxon Mobil Corp.	9,132	593,580

Gazprom (Russia) †	7,149	39,820

Marathon Oil Corp.	1,029	29,790

Newfield Exploration Co. †	3,717	189,827

Nexen, Inc. (Canada)	10,145	229,121

Occidental Petroleum Corp.	5,429	433,506

OJSC Rosneft Oil Co. GDR (Russia)	4,319	33,343

Origin Energy, Ltd. (Australia)	3,254	49,049

PetroHawk Energy Corp. †	6,394	136,832

Petroleo Brasileiro SA ADR (Brazil)	3,831	163,392

Petroquest Energy, Inc. †	4,100	21,976

Royal Dutch Shell PLC Class A (United Kingdom)	14,197	387,441

Royal Dutch Shell PLC Class B (United Kingdom)	11,315	296,111

Santos, Ltd. (Australia)	8,150	94,713

St. Mary Land & Exploration Co.	1,300	42,354

StatoilHydro ASA (Norway)	7,425	166,409

Technip SA (France)	2,439	173,724

Tesoro Corp.	1,900	22,648

Total SA (France)	8,914	497,496

Tullow Oil PLC (United Kingdom)	7,024	127,328

Valero Energy Corp.	3,900	68,328

Warren Resources, Inc. †	13,589	31,798

Williams Cos., Inc. (The)	3,200	68,928

XTO Energy, Inc.	4,038	184,534

		6,699,006

Total common stocks (cost $7,151,799)		$7,812,280

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SHORT-TERM INVESTMENTS (3.9%)*	Shares	Value

Putnam Money Market Liquidity Fund [e]	314,599	$314,599

Total short-term investments (cost $314,599)		$314,599

TOTAL INVESTMENTS

Total investments (cost $7,466,398)		$8,126,879

Key to holding’s abbreviations

ADR	American Depository Receipts
GDR	Global Depository Receipts
OJSC	Open Joint Stock Company

* Percentages indicated are based on net assets of $8,105,633.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

At February 28, 2010, liquid assets totaling $8,870 have been segregated to cover certain derivatives contracts.

ADR and GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at February 28, 2010 (as a percentage of Portfolio Value):

United States	53.2%	Brazil	2.0%

United Kingdom	26.0	Australia	1.8

France	8.3	Russia	0.9

Canada	2.8	Italy	0.8

Switzerland	2.1	Total	100.0%

Norway	2.1

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/10 (aggregate face value $1,313,047) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$66,146	$65,588	3/17/10	$558

British Pound	110,520	115,683	3/17/10	(5,163)

Canadian Dollar	739,536	734,606	3/17/10	4,930

Euro	308,461	315,220	3/17/10	(6,759)

Japanese Yen	83,350	81,950	3/17/10	1,400

Total				$(5,034)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/10 (aggregate face value $1,015,490) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$31,148	$30,560	3/17/10	$(588)

British Pound	742,845	776,755	3/17/10	33,910

Canadian Dollar	17,592	17,476	3/17/10	(116)

Euro	132,373	134,498	3/17/10	2,125

Norwegian Krone	55,690	56,201	3/17/10	511

Total				$35,842

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Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Energy	$7,639,525	$—	$—

Utilities and power	172,755	—	—

Total common stocks	7,812,280	—	—

Short-term investments	314,599	—	—

Totals by level	$8,126,879	$—	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$30,808	$—

Other financial instruments include forward currency contracts.

The accompanying notes are an integral part of these financial statements.

29

Statement of assets and liabilities 2/28/10 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $7,151,799)	$7,812,280
Affiliated issuers (identified cost $314,599) (Note 7)	314,599

Cash	10,641

Dividends, interest and other receivables	32,941

Receivable for shares of the fund sold	24,824

Receivable for investments sold	37,843

Unrealized appreciation on forward currency contracts (Note 1)	43,698

Foreign tax reclaim receivable	1,566

Receivable from Manager (Note 2)	2,654

Total assets	8,281,046

LIABILITIES

Payable for investments purchased	103,288

Payable for shares of the fund repurchased	9,900

Payable for investor servicing fees (Note 2)	5,083

Payable for custodian fees (Note 2)	4,965

Payable for Trustee compensation and expenses (Note 2)	1,039

Payable for administrative services (Note 2)	126

Payable for distribution fees (Note 2)	3,621

Payable for reports to shareholders expense	9,420

Payable for auditing fees	23,900

Unrealized depreciation on forward currency contracts (Note 1)	12,890

Other accrued expenses	1,181

Total liabilities	175,413

Net assets	$8,105,633

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,306,325

Undistributed net investment income (Note 1)	7,885

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	100,770

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	690,653

Total — Representing net assets applicable to capital shares outstanding	$8,105,633

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,602,504 divided by 552,205 shares)	$11.96

Offering price per class A share (100/94.25 of $11.96)*	$12.69

Net asset value and offering price per class B share ($621,160 divided by 52,294 shares)**	$11.88

Net asset value and offering price per class C share ($295,197 divided by 24,832 shares)**	$11.89

Net asset value and redemption price per class M share ($140,723 divided by 11,821 shares)	$11.90

Offering price per class M share (100/96.50 of $11.90)*	$12.33

Net asset value, offering price and redemption price per class R share
($12,240 divided by 1,024 shares)***	$11.96

Net asset value, offering price and redemption price per class Y share
($433,809 divided by 36,230 shares)	$11.97

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to the rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

30

Statement of operations Six months ended 2/28/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $5,108)	$89,063

Interest (including interest income of $206 from investments in affiliated issuers) (Note 7)	206

Securities lending	1

Total investment income	89,270

EXPENSES

Compensation of Manager (Note 2)	26,271

Investor servicing fees (Note 2)	14,464

Custodian fees (Note 2)	8,390

Trustee compensation and expenses (Note 2)	264

Administrative services (Note 2)	222

Distribution fees — Class A (Note 2)	8,196

Distribution fees — Class B (Note 2)	2,442

Distribution fees — Class C (Note 2)	1,203

Distribution fees — Class M (Note 2)	485

Distribution fees — Class R (Note 2)	31

Amortization of offering costs (Note 1)	23,941

Reports to shareholders	6,386

Auditing	23,970

Other	5,640

Fees waived and reimbursed by Manager (Note 2)	(61,074)

Total expenses	60,831

Expense reduction (Note 2)	(643)

Net expenses	60,188

Net investment income	29,082

Net realized gain on investments (Notes 1 and 3)	149,063

Net realized gain on foreign currency transactions (Note 1)	18,445

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	31,916

Net unrealized appreciation of investments during the period	61,612

Net gain on investments	261,036

Net increase in net assets resulting from operations	$290,118

The accompanying notes are an integral part of these financial statements.

31

Statement of changes in net assets

		For the
		period 12/18/08
		(commencement
	Six months	of operations)
INCREASE IN NET ASSETS	ended 2/28/10*	to 8/31/09

Operations:
Net investment income	$29,082	$51,201

Net realized gain on investments and foreign currency transactions	167,508	73,930

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	93,528	597,125

Net increase in net assets resulting from operations	290,118	722,256

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(78,152)	(885)

Class B	(5,133)	(1)

Class C	(2,142)	(1)

Class M	(1,412)	(2)

Class R	(109)	(2)

Class Y	(4,262)	(4)

Net realized short-term gain on investments

Class A	(101,818)	—

Class B	(8,258)	—

Class C	(3,739)	—

Class M	(2,123)	—

Class R	(185)	—

Class Y	(4,838)	—

Redemption fees (Note 1)	1,316	892

Increase from capital share transactions (Note 4)	2,030,449	2,273,668

Total increase in net assets	2,109,712	2,995,921

NET ASSETS

Beginning of period (Note 6)	5,995,921	3,000,000

End of period (including undistributed net investment income
of $7,885 and $70,013, respectively)	$8,105,633	$5,995,921

* Unaudited

The accompanying notes are an integral part of these financial statements.

32

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33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized			From net						of expenses	investment
	Net asset value,		and unrealized	Total from	From net	realized			Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average net	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees [b]	of period	value (%) [c]	(in thousands)	(%) [d,e]	assets (%) [e]	turnover (%)

Class A
February 28, 2010 **	$11.53	.05	.71	.76	(.14)	(.19)	(.33)	—	$11.96	6.45 *	$6,603	.75 *	.40 *	36.70 *
August 31, 2009 †	10.00	.13	1.40	1.53	— [b]	—	— [b]	—	11.53	15.34 *	5,269	1.04 *	1.22 *	28.83 *

Class B
February 28, 2010 **	$11.47	.01	.71	.72	(.12)	(.19)	(.31)	—	$11.88	6.08 *	$621	1.12 *	.10 *	36.70 *
August 31, 2009 †	10.00	.08	1.39	1.47	— [b]	—	— [b]	—	11.47	14.71 *	256	1.57 *	.74 *	28.83 *

Class C
February 28, 2010 **	$11.47	.01	.71	.72	(.11)	(.19)	(.30)	—	$11.89	6.09 *	$295	1.12 *	.05 *	36.70 *
August 31, 2009 †	10.00	.08	1.39	1.47	— [b]	—	— [b]	—	11.47	14.71 *	150	1.57 *	.70 *	28.83 *

Class M
February 28, 2010 **	$11.49	.03	.69	.72	(.12)	(.19)	(.31)	—	$11.90	6.14 *	$141	.99 *	.21 *	36.70 *
August 31, 2009 †	10.00	.10	1.39	1.49	— [b]	—	— [b]	—	11.49	14.92 *	65	1.39 *	.91 *	28.83 *

Class R
February 28, 2010 **	$11.51	.03	.72	.75	(.11)	(.19)	(.30)	—	$11.96	6.36 *	$12	.87 *	.27 *	36.70 *
August 31, 2009 †	10.00	.10	1.41	1.51	— [b]	—	— [b]	—	11.51	15.12 *	12	1.22 *	1.01 *	28.83 *

Class Y
February 28, 2010 **	$11.55	.07	.70	.77	(.16)	(.19)	(.35)	—	$11.97	6.53 *	$434	.62 *	.57 *	36.70 *
August 31, 2009 †	10.00	.16	1.39	1.55	— [b]	—	— [b]	—	11.55	15.55 *	244	.86 *	1.49 *	28.83 *

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

February 28, 2010	0.78%

August 31, 2009	4.00

The accompanying notes are an integral part of these financial statements.

34	35

Notes to financial statements 2/28/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Energy Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the energy industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 13, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,800,000 on Forward currency contracts for the period ended February 28, 2010.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At February 28, 2010, the fund had a net liability position of $8,429 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2010, the fund had no securities out on loan.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax returns for the prior fiscal year remains subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate identified cost on a tax basis is $7,471,259, resulting in gross unrealized appreciation and depreciation of $884,863 and $229,243, respectively, or net unrealized appreciation of $655,620.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Offering costs The offering costs of $80,912 have been fully amortized on a straight-line basis over a twelve-month period as of December 18, 2009. As of February 28, 2010, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.78% of the first $5 billion, 0.73% of the next $5 billion, 0.68% of the next $10 billion, 0.63% of the next $10 billion, 0.58% of the next $50 billion, 0.56% of the next $50 billion, 0.55% of the next $100 billion and 0.545% thereafter.

38

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Effective August 1, 2009 through December 30, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended February 28, 2010, the fund’s expenses were reduced by $61,074 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the period ended February 28, 2010, the fund’s expenses were reduced by $17 under the expense offset arrangements and by $626 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

39

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,594 and $27 from the sale of class A and class M shares, respectively, and received $257 and $70 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,452,554 and $2,725,568, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	179,326	$2,253,541	184,965	$1,909,217

Shares issued in connection with
reinvestment of distributions	14,215	176,971	88	885

	193,541	2,430,512	185,053	1,910,102

Shares repurchased	(98,471)	(1,184,386)	(22,918)	(244,126)

Net increase	95,070	$1,246,126	162,135	$1,665,976

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	35,647	$445,995	24,760	$259,769

Shares issued in connection with
reinvestment of distributions	1,062	13,163	—*	1

	36,709	459,158	24,760	259,770

Shares repurchased	(6,690)	(81,184)	(3,485)	(38,068)

Net increase	30,019	$377,974	21,275	$221,702

40

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	14,003	$174,709	12,052	$129,844

Shares issued in connection with
reinvestment of distributions	435	5,394	—*	1

	14,438	180,103	12,052	129,845

Shares repurchased	(2,658)	(31,791)	—	—

Net increase	11,780	$148,312	12,052	$129,845

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	8,573	$106,960	4,680	$48,732

Shares issued in connection with
reinvestment of distributions	285	3,535	—*	2

	8,858	110,495	4,680	48,734

Shares repurchased	(2,717)	(33,581)	—	—

Net increase	6,141	$76,914	4,680	$48,734

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	24	294	—*	2

	24	294	—*	2

Shares repurchased	—	—	—	—

Net increase	24	$294	—*	$2

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	16,900	$203,348	22,484	$233,523

Shares issued in connection with
reinvestment of distributions	730	9,100	—*	4

	17,630	212,448	22,484	233,527

Shares repurchased	(2,567)	(31,619)	(2,317)	(26,118)

Net increase	15,063	$180,829	20,167	$207,409

* Amount represents less than 1 rounded share.

41

At February 28, 2010, Putnam Investments, LLC owned the following class shares:

		Percent of
	Shares	ownership	Value

Class A	236,030	42.74%	$2,822,919

Class C	1,024	4.12	12,170

Class M	1,025	8.67	12,208

Class R	1,024	100.00	12,240

Class Y	1,028	2.84	12,309

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

Market values of derivative instruments as of February 28, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$43,698	Payables	$12,890

Total		$43,698		$12,890

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the period ended February 28, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives
recognized in net gain or (loss) on investments

Derivatives not
accounted for as	Forward
hedging instruments	currency
under ASC 815	contracts	Total

Foreign exchange
contracts	$15,935	$15,935

Total	$15,935	$15,935

Change in unrealized appreciation or
(depreciation) on derivatives recognized in
net gain or (loss) on investments

Derivatives not
accounted for as	Forward
hedging instruments	currency
under ASC 815	contracts	Total

Foreign exchange
contracts	$32,922	$32,922

Total	$32,922	$32,922

Note 6: Initial capitalization and offering
of shares

The fund was established as a series of the Trust on December 18, 2008. Prior to December 18, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $206 for the period ended February 28, 2010. During the period ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,574,445 and $1,553,130, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

42

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

43

Shareholder meeting results (unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

432,717	668	1,016	43,656

A proposal to amend the fundamental investment restriction with respect to investment in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

432,396	996	1,009	43,656

All tabulations are rounded to the nearest whole number.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Elizabeth T. Kennan	Beth S. Mazor
	Kenneth R. Leibler	Vice President
Investment Sub-Manager	Robert E. Patterson
Putnam Investments Limited	George Putnam, III	James P. Pappas
57–59 St James’s Street	Robert L. Reynolds	Vice President
London, England SW1A 1LD	W. Thomas Stephens
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and
The Putnam Advisory	Officers	Chief Legal Officer
Company, LLC	Robert L. Reynolds
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive	Mark C. Trenchard
One Post Office Square	Officer, Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodian	Charles E. Porter	Judith Cohen
State Street Bank	Senior Advisor to the Trustees	Vice President, Clerk and
and Trust Company		Assistant Treasurer
Steven D. Krichmar
Legal Counsel	Vice President and	Wanda M. McManus
Ropes & Gray LLP	Principal Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Ravi Akhoury		Proxy Manager

This report is for the information of shareholders of Putnam Global Energy Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA719 260663 4/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009 — February 28, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGFFX

Putnam Global Financials Fund

Semiannual report
2 | 28 | 10

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of financial companies worldwide.

ONE DOLLAR
CINCO COLONES
QUINIENTOS INTIS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Global Financials
Fund

Semiannual report
2 | 28 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	12

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	26

Financial statements	27

Shareholder meeting results	46

Message from the Trustees

Dear Fellow Shareholder:

What a difference a year makes. The rebound that followed the market lows in early March 2009 turned out to be one of the strongest in generations. After a slow start, the markets have continued to rise during the first few months of 2010.

It is unlikely that this year will be a repeat performance of 2009. Still, based on an encouraging earnings outlook and evidence of an improving but fragile global economic recovery, today’s markets offer opportunities for active money management, which is Putnam’s core strength.

If there is any lesson to be learned from the extraordinary volatility of the past two years, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Diversification and downside protection are worthwhile endeavors — and not just from a psychological standpoint. A portfolio diversified across all asset classes has been shown in the past to conserve wealth better during downturns and to benefit in a rising market environment.

2

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in financial companies worldwide

In a market economy, the financials sector performs vital functions. For example, banks provide the flow of funding that allows all industries to grow and thrive, while insurance companies help businesses and households recover from unexpected problems. The importance of these roles means that well-managed financial institutions rarely become obsolete, a feature that can make them attractive investments.

As economies develop over time, the financials sector also evolves. From the popularization of credit cards in the 1960s to the introduction of ATMs in the 1970s and 1980s, financial services advance along with technology and shifting consumer habits. With these changes comes new potential for investors.

Putnam Global Financials Fund pursues growth opportunities by investing in stocks of financial companies worldwide. The fund manager works with Putnam sector analysts in Boston and London who analyze companies to identify those best positioned to reward investors. The fund also seeks the most attractive industries within the sector, choosing primarily from banking, insurance, and real estate, as well as credit card companies and brokerages.

The fund’s global mandate enables it to benefit from many different countries. Since finance is integrated with all other business sectors, the performance of financial companies often reflects the strength of a nation’s economy. Approximately one third of the financial stocks available to investors (measured by market capitalization) trade in the United States. Other large markets are Japan and the United Kingdom. Each country has a different set of financial regulations, which is why it can be beneficial for investment professionals to actively manage a financials sector fund and compare opportunities across companies, industries, and countries.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, hand selecting holdings using fundamental research and a proprietary stock-ranking process.

All sectors in one fund:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector
Funds that provides exposure to all sectors of
the MSCI World Index.

Individual sector funds:

Global Consumer Fund
Retail, hotels, restaurants, media, food
and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified
financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology,
health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and
defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications
services

Global Utilities Fund
Electric, gas, and water utilities

Developments and events that have affected the financials sector

4	5

Performance
snapshot

Annualized total return (%) comparison as of 2/28/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

6

Interview with your
fund’s portfolio manager

David Morgan

There were signs of recovery in the global economy during the period. How did Putnam Global Financials Fund perform?

Early in the six-month period markets were generally positive, but they experienced some downturns in November and December, followed by more turbulence in February. Over the full six months, the fund’s class A shares returned –3.31%. This result was slightly better than the –3.57% registered by the benchmark index, the MSCI World Financials Index, but it lagged the average –0.27% return of its Lipper peer group, Global Financial Services Funds. Generally speaking, international markets lagged the U.S. market in the period, while foreign currencies weakened relative to the U.S. dollar.

How did the environment for the financials sector change over the past six months?

In the final months of 2009, some of the biggest U.S. banks raised capital in order to repurchase preferred stock they had sold to the government as part of the Troubled Asset Relief Program [TARP]. This surprised many market participants, who did not expect this would occur until 2010. Examples included Bank of America, Citigroup, and Wells Fargo. Also, fourth-quarter earnings were much better than expected, and in the United States there were signs of a

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/10. See pages 6 and 12–13 for additional fund performance information. Index descriptions can be found on page 15.

7

turn in credit quality trends. Inflows of non-performing assets, including both consumer and commercial loans, slowed down for the first time in two years. I would also note that President Obama’s proposals to impose additional fees and restrictions on banks caused U.S. investors to take money out of banking stocks, fearing harsher policies as the Congress and the administration take up regulatory reform legislation.

Is the banks’ ability to repay TARP money an indication that the sector is recovering from the financial crisis?

For now, credit quality is still getting worse, but at a slower rate than it was in the middle quarters of 2009. The change in the trend suggests that credit quality may actually begin to improve in 2010. The fact that three of the biggest banks could raise more than $50 billion in common equity in a short period of time provided a hint that the market was expecting credit quality improvements in 2010. That’s good news.

What was the situation in international markets?

In the past six months, the performance of the financials sector in absolute price gains has been more muted than in the initial months of the rally that started in March 2009. Rising regulatory concerns, worries over the strength of the global economic recovery, and sovereign risk concerns have been key contributors to the performance of financial stock prices, particularly for banks in Europe.

Did the concern about sovereign debt risk in Dubai or in Greece have a significant impact on the sector?

The sovereign debt issues of Dubai, and more importantly, Greece, had a marginal impact on the fund’s relative performance. During

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

JPMorgan Chase & Co. (5.7%)	United States	Banking
HSBC Holdings PLC (5.0%)	United Kingdom	Banking
Bank of America Corp. (4.4%)	United States	Banking
Wells Fargo & Co. (4.0%)	United States	Banking
Banco Santander Central Hispano SA (3.1%)	Spain	Banking
BNP Paribas SA (2.8%)	France	Banking
Goldman Sachs Group, Inc. (The) (2.6%)	United States	Investment banking/Brokerage
Royal Bank of Canada (2.5%)	Canada	Banking
Barclays PLC (2.4%)	United Kingdom	Banking
Australia & New Zealand Banking Group, Ltd.	Australia	Banking
(2.1%)

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/10. Short-term holdings are excluded. Holdings will vary over time.

8

the period, we owned small positions in two Greek banks, National Bank of Greece (NBG) and EFG Eurobank, which suffered as the market began to doubt the ability of Greece to honor its debt obligations. We sold off the position in EFG and significantly reduced the holding in NBG before the period ended because of the likelihood that the government’s policy responses to the crisis would depress economic activity and bank profits. In addition, we owned positions in two Spanish banks, Banco Santander and BBVA, which underperformed because of concerns that sovereign debt risk would spread to other highly indebted European countries, which include Spain, Italy, Portugal, Ireland, and the United Kingdom. We sold the position in BBVA to avoid any further decline in its price, though we retained a position in Banco Santander, which we considered more attractive. However, given the portfolio’s positioning in banks that operate in countries that are, in theory, exposed to rising sovereign risk, the net impact on performance relative to the benchmark was fairly minimal.

“We also expect to see more signs of a
budding recovery in credit quality for
U.S. banks.”

David Morgan

How did the increase in sovereign debt risk influence your portfolio strategy?

We trimmed exposure to European banks and reduced exposure to countries most at risk. The result was a larger portfolio underweight to European banks relative to the benchmark index. We made this move in part due to concerns that sovereign risk could worsen and spread, and we do not believe this is adequately reflected in the valuations when compared with U.S. or Asian stocks. At best, we believe the market will force more austere budgets in those countries most

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

9

affected by large debts, which will have an impact on economic growth and, therefore, the profitability of the banks.

Aside from this, we have increased exposure to insurance stocks in Europe following relative underperformance compared to banking stocks in Europe. In Japan, we increased exposure to major banks following their efforts to raise capital. This occurred following a period of weak performance of Japanese financial stocks, which created an opportunity for us to take advantage of low valuations. In China, we decreased portfolio positions in banks following increasing concerns of an overheating Chinese economy and worries over potentially increasing capital needs among its major financial institutions.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which continue to remain dependent on government stimulus for growth. Asia, in particular, is expected to lead the pack, with strong growth coming from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.6% in the fourth quarter of 2009, up from 2.2% in the third quarter.

Did you make any substantial changes to holdings in North America?

One important change was that the fund participated in the capital-raising efforts by Bank of America and Wells Fargo. We also purchased JPMorgan Chase & Co. warrants in an auction from the U.S. Treasury. Warrants are like convertible shares, and they allowed the fund to participate if the stock price appreciated, which it did. Both the common stock and the warrants of JPMorgan were significant positive contributors to performance.

What other stocks did well?

A couple of top performers were KKR and Intact Financial. KKR is not in the benchmark, so owning it reflects significant conviction on our part. This company specializes in private equity, and we believe it will benefit as this area of the investment industry revives. We think the stock is attractively valued as well. Intact Financial is a small auto and homeowners’ insurance company in Canada. It’s in the benchmark, and the fund had a significant overweight. We later took profits on the position in Intact when it appeared that the stock had reached its full valuation. Several of the portfolio’s holdings in U.S. insurance companies also performed well.

What about outside North America?

The biggest positive contributor to performance was KBC, a relatively small Belgian bank. We built a position in it believing that the market was overly concerned about a shortage of capital at KBC, a concern that we believed was misplaced. First, the company had support from the Belgium government. Second, we believed the underlying profitability of the core business would allow the company to repair its balance sheet without raising outside capital. Third, the

10

company had the potential to restructure through asset sales. KBC’s price performed well as the market realized that a significant capital raising was not imminent, and gave credibility to the restructuring plans of the company’s new management. We sold the shares after their strong relative results eventually began to reflect the company’s fair valuation.

What stocks were disappointing?

Aside from NBG and EFG, Irish Life and Permanent [ILP] was another key negative contributor to performance. The Irish economy performed worse than we had expected, and doubts rose over the shape and form of the future of Irish banking. Despite the negative performance, we have maintained our position. Unlike its larger domestic competitors, ILP has not required a bailout by the government of Ireland, and therefore we consider it to be well placed to gain market share when the Irish economy eventually recovers. In addition, we believe the market undervalues its large insurance operation.

What is your outlook for the coming six months?

We believe that the worst of the financial crisis has passed, and the financial system and global economy will continue on its path of healing and recovery. This is likely to be positive for performance of financial stocks. We believe that financial stocks still offer attractive valuations that can be a source of long-term potential performance.

In Europe, in the near term, the most important risk is the ability of governments to maintain and finance their large fiscal deficits, which have a direct impact on the banking system. Sovereign risk therefore remains the chief risk for the fund over the next six months. It has the potential to derail the recovery in Europe. Also, over the next six months we are likely to hear of further developments and shaping of the eventual regulatory response. Although the exact form and timing of potential regulation is still uncertain, we believe that ultimately the banking system will achieve adequate profitability in the future, and operate with significantly lower risks.

We also expect to see more signs of a budding recovery in credit quality for U.S. banks. One risk is the pace of the U.S. economic recovery and the degree to which Europe shares in that. There is also a potential concern that once the Federal Reserve [Fed] starts raising rates, it may do so aggressively, which could hurt banks or other financial firms that might be badly positioned for rising rates. I believe that whenever the Fed acts it will be well telegraphed so as not to catch financial institutions off guard. In other words, well-managed banks will be prepared for rate increases.

Thank you for your comments today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David Morgan is an Analyst at Putnam Investments Limited. He has a B.S. from Bristol University. David joined Putnam in 2004 and has been in the investment industry since 1995.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	31.99%	24.40%	30.82%	26.82%	30.83%	30.83%	31.12%	26.56%	31.55%	32.42%
Annual average	26.18	20.07	25.24	22.03	25.25	25.25	25.48	21.82	25.83	26.53

1 year	84.97	74.45	83.63	78.63	83.63	82.63	84.03	77.55	84.37	85.56

6 months	–3.31	–8.86	–3.65	–8.25	–3.65	–4.57	–3.58	–6.94	–3.41	–3.15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 2/28/10

		Lipper Global Financial Services
	MSCI World Financials Index	Funds category average*

Life of fund	27.30%	33.04%
Annual average	22.41	26.65

1 year	85.85	78.27

6 months	–3.57	–0.27

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/10, there were 41, 41, and 41 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 2/28/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.231		$0.197	$0.187	$0.165		$0.198	$0.253

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	0.424		0.424	0.424	0.424		0.424	0.424

Total	$0.655		$0.621	$0.611	$0.589		$0.622	$0.677

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/09	$13.64	$14.47	$13.57	$13.57	$13.59	$14.08	$13.61	$13.66

2/28/10	12.55	13.32	12.47	12.48	12.53	12.98	12.54	12.57

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	41.14%	33.02%	39.85%	35.85%	39.84%	39.84%	40.23%	35.35%	40.68%	41.69%
Annual average	30.76	24.86	29.83	26.93	29.82	29.82	30.10	26.56	30.42	31.15

1 year	73.04	63.03	71.70	66.70	71.69	70.69	72.15	66.03	72.49	73.49

6 months	–0.05	–5.80	–0.38	–5.13	–0.46	–1.41	–0.34	–3.82	–0.23	0.12

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/09*†	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Total annual operating expenses for the fiscal year
ended 8/31/09†	3.32%	4.07%	4.07%	3.82%	3.57%	3.07%

Annualized expense ratio for the six-month period
ended 2/28/10	1.51%	2.26%	2.26%	2.01%	1.76%	1.26%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 12/30/10.

† Reflects projected expenses based on a new expense arrangement.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Financials Fund from September 1, 2009, to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.36	$11.00	$11.00	$9.79	$8.58	$6.15

Ending value (after expenses)	$966.90	$963.50	$963.50	$964.20	$965.90	$968.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2010, use the following calculation method. To find the value of your investment on September 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.55	$11.28	$11.28	$10.04	$8.80	$6.31

Ending value (after expenses)	$1,017.31	$1,013.59	$1,013.59	$1,014.83	$1,016.07	$1,018.55

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Financials Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the financials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed

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review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example,

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changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June  30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule

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in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and

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Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no

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means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

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The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June  30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Global Financials Fund	0.642%	0.700%	(0.058)%

As shown in the foregoing table, based on June  30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent

22

that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of

23

sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation

24

of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinaryoperating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

25

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2010, Putnam employees had approximately $323,000,000 and the Trustees had approximately $46,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

26

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

27

The fund’s portfolio 2/28/10 (Unaudited)

COMMON STOCKS (94.5%)*	Shares	Value

Banking (45.8%)
Australia & New Zealand Banking Group, Ltd. (Australia)	6,156	$127,735

Banco Santander Central Hispano SA (Spain)	14,506	188,647

Bank of America Corp.	15,853	264,111

Bank of New York Mellon Corp. (The)	3,585	102,244

Barclays PLC (United Kingdom)	29,859	142,259

BNP Paribas SA (France)	2,289	165,627

DBS Group Holdings, Ltd. (Singapore)	9,000	89,661

DnB NOR ASA (Norway) †	6,788	73,713

Fortis (Belgium) †	15,915	54,512

HSBC Holdings PLC (United Kingdom)	27,477	301,451

JPMorgan Chase & Co.	3,047	127,883

Lloyds Banking Group PLC (United Kingdom) †	84,904	67,958

Mitsubishi UFJ Financial Group, Inc. (Japan)	17,900	90,447

National Bank of Canada (Canada)	1,165	66,747

National Bank of Greece SA (Greece) †	1,342	25,039

PNC Financial Services Group, Inc.	1,650	88,704

Royal Bank of Canada (Canada)	2,834	153,100

Standard Chartered PLC (United Kingdom)	1,091	25,981

State Bank of India GDR (India)	532	45,965

State Street Corp.	1,872	84,072

Sumitomo Mitsui Financial Group, Inc. (Japan)	2,500	80,351

Sumitomo Mitsui Financial Group, Inc. 144A (Japan)	200	6,428

SunTrust Banks, Inc.	1,332	31,715

Toronto-Dominion Bank (Canada)	680	43,480

U.S. Bancorp	2,612	64,281

Wells Fargo & Co.	8,791	240,345

		2,752,456
Commercial and consumer services (—%)
Companhia Brasileira de Meios de Pagamento 144A (Brazil)	146	1,143

		1,143
Consumer finance (2.0%)
American Express Co.	1,347	51,442

Capital One Financial Corp.	1,050	39,638

Cia Brasileira de Meios de Pagamento (Brazil)	3,756	29,415

		120,495
Financial (4.9%)
CME Group, Inc.	282	85,077

Deutsche Boerse AG (Germany)	887	61,705

Discover Financial Services	1,299	17,731

Irish Life & Permanent PLC (Ireland) †	8,853	33,156

Julius Baer Group, Ltd. (Switzerland)	1,368	42,576

ORIX Corp. (Japan)	680	52,190

		292,435
Insurance (20.8%)
Aflac, Inc.	1,588	78,527

AMP, Ltd. (Australia)	7,177	38,228

Assured Guaranty, Ltd. (Bermuda)	2,081	43,909

Aviva PLC (United Kingdom)	8,154	48,520

28

COMMON STOCKS (94.5%)* cont.	Shares	Value

Insurance cont.
AXA SA (France)	4,731	$95,261

Berkshire Hathaway, Inc. Class B †	913	73,159

China Pacific Insurance Group Co., Ltd. (China) †	7,000	28,633

Hartford Financial Services Group, Inc. (The)	3,217	78,398

ING Canada, Inc. (Canada)	1,547	62,109

ING Groep NV (Netherlands)	9,029	80,727

Marsh & McLennan Cos., Inc.	1,499	34,807

MetLife, Inc.	1,325	48,217

Prudential Financial, Inc.	1,237	64,831

Prudential PLC (United Kingdom)	9,270	85,152

QBE Insurance Group, Ltd. (Australia)	3,797	72,862

RenaissanceRe Holdings, Ltd.	490	27,126

Tokio Marine Holdings, Inc. (Japan)	1,500	42,286

Travelers Cos., Inc. (The)	1,712	90,034

XL Capital, Ltd. Class A	2,572	46,990

Zurich Financial Services AG (Switzerland)	441	106,368

		1,246,144
Investment banking/Brokerage (12.5%)
BGP Holdings PLC (Malta) F	82,319	112

BlackRock, Inc.	168	36,758

Bond Street Holdings, LLC Class A F †	4,189	83,780

Credit Suisse Group (Switzerland)	2,452	108,921

Deutsche Bank AG (Germany)	1,067	67,768

Franklin Resources, Inc.	256	26,040

Gartmore Group Ltd. (United Kingdom) †	3,075	8,720

Gartmore Group, Ltd. 144A (United Kingdom) †	8,320	23,593

Goldman Sachs Group, Inc. (The)	1,010	157,913

Invesco, Ltd.	2,117	41,493

Morgan Stanley	3,216	90,627

Nomura Securities Co., Ltd. (Japan)	11,000	81,206

T. Rowe Price Group, Inc.	294	14,903

TD Ameritrade Holding Corp. †	646	11,299

		753,133
Real estate (8.5%)
Dexus Property Group (Australia)	81,653	60,405

Digital Realty Trust, Inc. R	275	14,185

HCP, Inc. R	419	12,059

Hongkong Land Holdings, Ltd. (Hong Kong)	7,000	32,200

Link REIT (The) (Hong Kong) R	20,749	52,181

Mirvac Group (Australia) R	40,084	54,993

Mitsubishi Estate Co., Ltd. (Japan)	3,000	47,097

Mitsui Fudosan Co., Ltd. (Japan)	3,000	50,641

New World Development Co., Ltd. (Hong Kong)	32,000	58,707

Renhe Commercial Holdings Co., Ltd. (China)	114,000	26,143

Simon Property Group, Inc. R	309	24,192

Wharf (Holdings), Ltd. (Hong Kong)	15,000	77,301

		510,104

Total common stocks (cost $4,664,339)		$5,675,910

29

WARRANTS (3.6%)* †	Expiration	Strike
	date	Price	Warrants	Value

JPMorgan Chase & Co.	10/28/18	42.42	15,909	$214,453

Total warrants (cost $171,022)				$214,453

INVESTMENT COMPANIES (1.1%)*			Shares	Value

KKR Private Equity Investors LP (Unit) †			5,954	$63,708

Total investment companies (cost $34,804)				$63,708

TOTAL INVESTMENTS

Total investments (cost $4,870,165)				$5,954,071

* Percentages indicated are based on net assets of $6,004,869.

† Non-income-producing security.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

R Real Estate Investment Trust.

At February 28, 2010, liquid assets totaling $10,229 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDR after the name of a foreign holding stands for Global Depository Receipts represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at February 28, 2010 (as a percentage of Portfolio Value):

United States	42.5%	Singapore	1.5%

United Kingdom	11.8	Netherlands	1.4

Japan	7.6	Norway	1.2

Australia	5.9	China	0.9

Canada	5.5	Belgium	0.9

France	4.4	India	0.8

Switzerland	4.3	Bermuda	0.7

Hong Kong	3.7	Ireland	0.6

Spain	3.2	Brazil	0.5

Germany	2.2	Greece	0.4

		Total	100.0%

30

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/10 (aggregate face value $1,150,456) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$168,543	$167,065	3/17/10	$1,478

British Pound	153,813	160,529	3/17/10	(6,716)

Canadian Dollar	236,496	235,317	3/17/10	1,179

Danish Krone	9,553	9,644	3/17/10	(91)

Euro	269,376	275,200	3/17/10	(5,824)

Japanese Yen	158,444	156,065	3/17/10	2,379

Singapore Dollar	28,673	28,411	3/17/10	262

Swedish Krona	97,746	96,233	3/17/10	1,513

Swiss Franc	21,608	21,992	3/17/10	(384)

Total				$(6,204)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/10 (aggregate face value $527,153) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$202,595	$211,999	3/17/10	$9,404

Canadian Dollar	50,873	50,538	3/17/10	(335)

Euro	17,840	18,230	3/17/10	390

Hong Kong Dollar	58,499	58,443	3/17/10	(56)

Japanese Yen	76,211	74,830	3/17/10	(1,381)

Norwegian Krone	61,521	62,104	3/17/10	583

Swiss Franc	50,108	51,009	3/17/10	901

Total				$9,506

ASC 820, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	1,143	—	—

Financials	5,590,875	—	83,892

Total common stocks	5,592,018	—	83,892

Investment companies	63,708	—	—

Warrants	214,453	—	—

Totals by level	$5,870,179	$—	$83,892

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$3,302	$—

Other financial instruments include forward currency contracts.

31

The following is a reconciliation of Level 3 assets as of February 28, 2010:

				Change in net
	Balance as	Accrued	Realized	unrealized	Net	Net transfers	Balance as of
Investments	of August 31,	discounts/	gain/	appreciation/	purchases/	in and/or out	February 28,
in securities:	2009	premiums	(loss)	(depreciation)†	sales	of Level 3	2010

Common
stocks:

Financials	$118	$—	$—	$(6)	$83,780	$—	$83,892

Total
common
stocks	$118	$—	$—	$(6)	$83,780	$—	$83,892

Totals:	$118	$—	$—	$(6)	$83,780	$—	$83,892

† Includes $(6) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

32

Statement of assets and liabilities 2/28/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,870,165)	$5,954,071

Dividends, interest and other receivables	4,564

Foreign tax reclaims receivable	3,073

Receivable for shares of the fund sold	5,554

Receivable for investments sold	525,335

Unrealized appreciation on forward currency contracts (Note 1)	18,293

Receivable from Manager (Note 2)	5,296

Total assets	6,516,186

LIABILITIES

Payable to custodian (Note 2)	327,533

Payable for investments purchased	64,972

Payable for shares of the fund repurchased	53,174

Payable for investor servicing fees (Note 2)	4,760

Payable for custodian fees (Note 2)	7,333

Payable for Trustee compensation and expenses (Note 2)	1,041

Payable for administrative services (Note 2)	115

Payable for distribution fees (Note 2)	3,225

Payable for reports to shareholders	9,529

Payable for auditing fees	23,900

Unrealized depreciation on forward currency contracts (Note 1)	14,991

Other accrued expenses	744

Total liabilities	511,317

Net assets	$6,004,869

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,666,049

Distributions in excess of net investment income (Note 1)	(28,796)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	281,256

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,086,360

Total — Representing net assets applicable to capital shares outstanding	$6,004,869

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($5,099,163 divided by 406,435 shares)	$12.55

Offering price per class A share (100/94.25 of $12.55)*	$13.32

Net asset value and offering price per class B share ($319,821 divided by 25,654 shares)**	$12.47

Net asset value and offering price per class C share ($234,467 divided by 18,793 shares)**	$12.48

Net asset value and redemption price per class M share ($14,366 divided by 1,146 shares)***	$12.53

Offering price per class M share (100/96.50 of $12.53)*	$12.98

Net asset value, offering price and redemption price per class R share
($13,156 divided by 1,049 shares)	$12.54

Net asset value, offering price and redemption price per class Y share
($323,896 divided by 25,777 shares)	$12.57

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to the rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

33

Statement of operations Six months ended 2/28/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $3,204)	$98,052

Interest (including interest income of $99 from investments in affiliated issuers) (Note 7)	99

Total investment income	98,151

EXPENSES

Compensation of Manager (Note 2)	28,518

Investor servicing fees (Note 2)	15,728

Custodian fees (Note 2)	13,523

Trustee compensation and expenses (Note 2)	305

Administrative services (Note 2)	221

Distribution fees — Class A (Note 2)	9,279

Distribution fees — Class B (Note 2)	1,418

Distribution fees — Class C (Note 2)	1,325

Distribution fees — Class M (Note 2)	72

Distribution fees — Class R (Note 2)	34

Amortization of offering costs (Note 1)	23,941

Auditing	23,973

Other	10,948

Fees waived and reimbursed by Manager (Note 2)	(64,524)

Total expenses	64,761

Expense reduction (Note 2)	(742)

Net expenses	64,019

Net investment income	34,132

Net realized gain on investments (Notes 1 and 3)	495,759

Net realized loss on foreign currency transactions (Note 1)	(4,098)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	2,325

Net unrealized depreciation of investments during the period	(867,075)

Net loss on investments	(373,089)

Net decrease in net assets resulting from operations	$(338,957)

The accompanying notes are an integral part of these financial statements.

34

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS		For the period 12/18/08
	Six months	(commencement of
	ended 2/28/10*	operations) to 8/31/09

Operations:
Net investment income loss	$34,132	$48,703

Net realized gain on investments
and foreign currency transactions	491,661	100,885

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(864,750)	1,951,110

Net increase (decrease) in net assets resulting from operations	(338,957)	2,100,698

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(133,699)	(2,360)

Class B	(4,530)	(6)

Class C	(3,955)	(6)

Class M	(206)	(7)

Class R	(198)	(7)

Class Y	(4,807)	(9)

From net realized long-term gain on investments
Class A	(245,403)	—

Class B	(9,750)	—

Class C	(8,968)	—

Class M	(530)	—

Class R	(424)	—

Class Y	(8,056)	—

Redemption fees (Note 1)	526	2,659

Increase (decrease) from capital share transactions (Note 4)	(1,474,431)	3,137,295

Total increase (decrease) in net assets	(2,233,388)	5,238,257

NET ASSETS

Beginning of period (Note 6)	8,238,257	3,000,000

End of period (including distributions in excess of net investment income of $28,796 and undistributed net investment income of
$84,467, respectively)	$6,004,869	$8,238,257

* Unaudited

The accompanying notes are an integral part of these financial statements.

35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized									Ratio of	investment
	Net asset value,		and unrealized	Total from	From net				Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	From return	Total	Redemption	value, end of	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	of capital	distributions	fees [e]	period	value (%) [b]	(in thousands)	assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
February 28, 2010 **	$13.64	.06	(.50)	(.44)	(.23)	(.42)	(.65)	—	$12.55	(3.31) *	$5,099	.75 *	.42 *	56.87 *
August 31, 2009 †	10.00	.12	3.53	3.65	(.01)	—	(.01)	—	13.64	36.51 *	7,166	1.06 *	1.12 *	45.84 *

Class B
February 28, 2010 **	$13.57	(.01)	(.47)	(.48)	(.20)	(.42)	(.62)	—	$12.47	(3.65) *	$320	1.12 *	(.06) *	56.87 *
August 31, 2009 †	10.00	.03	3.55	3.58	(.01)	—	(.01)	—	13.57	35.78 *	226	1.58 *	.23 *	45.84 *

Class C
February 28, 2010 **	$13.57	— [e]	(.48)	(.48)	(.19)	(.42)	(.61)	—	$12.48	(3.65) *	$234	1.12 *	.01 *	56.87 *
August 31, 2009 †	10.00	.01	3.57	3.58	(.01)	—	(.01)	—	13.57	35.78 *	233	1.58 *	.12 *	45.84 *

Class M
February 28, 2010 **	$13.59	.03	(.50)	(.47)	(.17)	(.42)	(.59)	—	$12.53	(3.58) *	$14	.99 *	.23 *	56.87 *
August 31, 2009 †	10.00	.08	3.52	3.60	(.01)	—	(.01)	—	13.59	36.00 *	22	1.41 *	.74 *	45.84 *

Class R
February 28, 2010 **	$13.61	.04	(.49)	(.45)	(.20)	(.42)	(.62)	—	$12.54	(3.41) *	$13	.87 *	.28 *	56.87 *
August 31, 2009 †	10.00	.11	3.51	3.62	(.01)	—	(.01)	—	13.61	36.20 *	14	1.23 *	1.07 *	45.84 *

Class Y
February 28, 2010 **	$13.66	.09	(.51)	(.42)	(.25)	(.42)	(.67)	—	$12.57	(3.15) *	$324	.62 *	.66 *	56.87 *
August 31, 2009 †	10.00	.12	3.55	3.67	(.01)	—	(.01)	—	13.66	36.72 *	578	.88 *	1.05 *	45.84 *

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

February 28, 2010	0.76%

August 31, 2009	3.88

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36	37

Notes to financial statements 2/28/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Financial Fund (the “fund”), a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the financial industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable potential. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 12, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is

38

generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,500,000 on Forward currency contracts for the six months ended February 28, 2010.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period

39

of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At February 28, 2010, the fund had a net liability position of $8,493 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior fiscal year remains subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate identified cost on a tax basis is $4,878,751, resulting in gross unrealized appreciation and depreciation of $1,196,279 and $120,959, respectively, or net unrealized appreciation of $1,075,320.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Offering costs The offering costs of $80,912 have been fully amortized on a straight-line basis over a twelve-month period as of December 18, 2009. As of February 28, 2010, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.78% of the first $5 billion, 0.73% of the next $5 billion, 0.68% of the next $10 billion, 0.63% of the next $10 billion, 0.58% of the next $50 billion, 0.56% of the next $50 billion, 0.55% of the next $100 billion and 0.545% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Effective August 1, 2009 through December 30, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended February 28, 2010, the fund’s expenses were reduced by $64,524 as a result of this limit.

40

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At February 28, 2010, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 28, 2010, the fund’s expenses were reduced by $3 under the expense offset arrangements and by $739 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class  C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,781 from

41

the sale of class A shares and no monies for class M shares and received $300 and $3 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,401,135 and $6,204,045, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	98,728	$1,355,187	259,094	$2,622,694

Shares issued in connection with
reinvestment of distributions	29,205	376,155	235	2,360

	127,933	1,731,342	259,329	2,625,054

Shares repurchased	(247,056)	(3,092,274)	(28,771)	(247,756)

Net increase (decrease)	(119,123)	$(1,360,932)	230,558	$2,377,298

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	16,097	$221,288	23,142	$254,724

Shares issued in connection with
reinvestment of distributions	1,115	14,280	1	6

	17,212	235,568	23,143	254,730

Shares repurchased	(8,212)	(111,633)	(7,489)	(81,498)

Net increase	9,000	$123,935	15,654	$173,232

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	7,705	$104,738	18,046	$191,570

Shares issued in connection with
reinvestment of distributions	994	12,741	1	6

	8,699	117,479	18,047	191,576

Shares repurchased	(7,045)	(90,187)	(1,908)	(21,806)

Net increase	1,654	$27,292	16,139	$169,770

42

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	—	—	586	$6,679

Shares issued in connection with
reinvestment of distributions	57	736	1	7

	57	736	587	6,686

Shares repurchased	(498)	(6,629)	—	—

Net increase (decrease)	(441)	$(5,893)	587	$6,686

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	48	622	1	7

	48	622	1	7

Shares repurchased	—	—	—	—

Net increase	48	$622	1	$7

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,352	$146,112	48,875	$496,101

Shares issued in connection with
reinvestment of distributions	998	12,863	1	9

	12,350	158,975	48,876	496,110

Shares repurchased	(28,913)	(418,430)	(7,536)	(85,808)

Net increase (decrease)	(16,563)	$(259,455)	41,340	$410,302

At February 28, 2010, Putnam Investments, LLC owned the following class shares:

		Percentage
	Shares	of ownership	Value

Class A	226,985	55.8%	$2,848,662

Class B	1,049	4.1	13,082

Class C	1,048	5.6	13,083

Class M	1,046	91.3	13,123

Class R	1,049	100	13,156

Class Y	1,053	4.4	13,242

43

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

Market values of derivative instruments as of February 28, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$18,293	Payables	$14,991

Total		$18,293		$14,991

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the period ended February 28, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(5,402)	$(5,402)

Total	$(5,402)	$(5,402)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$3,343	$3,343

Total	$3,343	$3,343

Note 6: Initial capitalization and offering
of shares

The fund was established as a series of the trust on December 18, 2008. Prior to December 18, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $99 for the period ended February 28, 2010. During the period ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,954,728 and $2,112,207, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability

44

to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

45

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to the election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

430,135	54	1,470	22,941

A proposal to amend the fundamental investment restriction with respect to investment in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

429,816	54	1,790	22,941

All tabulations are rounded to the nearest whole number.

46

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund* ††
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

47

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

48

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Beth S. Mazor
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and
57–59 St James’s Street	Richard B. Worley	Chief Legal Officer
London, England SW1A 1LD
	Officers	Robert R. Leveille
Investment Sub-Advisor	Robert L. Reynolds	Vice President and
The Putnam Advisory	President	Chief Compliance Officer
Company, LLC
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive	BSA Compliance Officer
Marketing Services	Officer, Treasurer and
Putnam Retail Management	Compliance Liaison	Judith Cohen
One Post Office Square		Vice President, Clerk and
Boston, MA 02109	Charles E. Porter	Assistant Treasurer
Senior Advisor to the Trustees
Custodian		Wanda M. McManus
State Street Bank	Steven D. Krichmar	Vice President, Senior Associate
and Trust Company	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
Trustees	Accounting Officer and	Proxy Manager
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Susan G. Malloy
Ravi Akhoury	Vice President and
Charles B. Curtis	Assistant Treasurer
Robert J. Darretta

This report is for the information of shareholders of Putnam Global Financials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA720 260666 4/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009 — February 28, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGIAX

Putnam Global Industrials Fund

Semiannual report
2 | 28 | 10

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of industrial companies worldwide.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Global Industrials
Fund

Semiannual report
2 | 28 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio managers	7

Your fund’s performance	12

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	26

Financial statements	27

Shareholder meeting results	47

Message from the Trustees

Dear Fellow Shareholder:

What a difference a year makes. The rebound that followed the market lows in early March 2009 turned out to be one of the strongest in generations. After a slow start, the markets have continued to rise during the first few months of 2010.

It is unlikely that this year will be a repeat performance of 2009. Still, based on an encouraging earnings outlook and evidence of an improving but fragile global economic recovery, today’s markets offer opportunities for active money management, which is Putnam’s core strength.

If there is any lesson to be learned from the extraordinary volatility of the past two years, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Diversification and downside protection are worthwhile endeavors — and not just from a psychological standpoint. A portfolio diversified across all asset classes has been shown in the past to conserve wealth better during downturns and to benefit in a rising market environment.

2

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund
Pursuing opportunities among industrial products and services

When Wilbur and Orville Wright successfully flew the first airplane in 1903, they introduced to the world more than fuel-powered flight. Their innovative thinking also helped to found the aerospace industry. Today, aerospace companies are creating state-of-the-art commercial airplanes and developing advanced engineering solutions that reach across businesses. At the same time, companies in a broad range of manufacturing industries — among them electronics, machinery, and construction — are designing groundbreaking technologies that increase efficiency while reducing the impact of industrial production on the environment. Together, these industries help to drive demand in the industrials sector.

Putnam Global Industrials Fund seeks companies that can profit from the worldwide demand for industrial products, services, and equipment. This can include those companies that produce aerospace and defense equipment, building and home improvement products, electrical components and machinery, and other commodities. The fund may also invest in service providers such as civil engineering firms and contractors, commercial printers, and transportation companies.

The fund’s portfolio managers conduct their fundamental research with support from analysts across Putnam’s Global Equity Research organization. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

The fund invests primarily in midsize and large companies, but can invest in companies of any size. The fund also diversifies geographically, targeting stocks in markets around the world.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The fund’s managers invest with flexibility and precision, hand selecting holdings using fundamental research and a proprietary stock-ranking process.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Developments and events that have affected the industrials sector

4	5

Performance
snapshot

Annualized total return (%) comparison as of 2/28/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

6

Interview with your
fund’s portfolio managers
Ferat Ongoren and Nathaniel (Ned) Salter

How did Putnam Global Industrials Fund perform during the period?

Ferat: Amidst the economic recovery, industrial stocks, which tend to be affected by economic trends, performed well. Class A shares rose 12.26% for the six months ended February 28, 2010, surpassing the fund’s benchmark, the MSCI World Industrials Index, which rose 9.56%. I believe that the outperformance was due to the fund’s greater-than-benchmark weightings in aerospace and defense stocks as well as to several out-of-benchmark holdings that made strong gains, including UAL Corp. and USAirways Group. The fund lagged the average return of 13.40% for its Lipper peer group average for 41 Industrials Funds.

What contributed to the rally?

Ned: The rally had its roots in the months preceding the reporting period, when a broad-based recovery of the global economy began to take hold. As you may recall, in March 2009, investors became convinced that the worst market correction in decades was over and reallocated money away from cash and other safe assets with low yields. The dramatic equity rally that followed, and continued for most of the reporting period, ranks as the most concentrated rebound since the period after the Great Depression. Stocks, as measured by the S&P 500 Index, surged 58.4% from the lowest closing point in March to the highest in September. The momentum generally continued into the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/10. See pages 6 and 12–13 for additional fund performance information. Index descriptions can be found on page 15.

7

fourth quarter, with the U.S. gross domestic product posting a growth rate of 5.6%.

However, in early 2010, the financial markets encountered new concerns — chief among them the growing European debt crisis and fears that it might derail the global economic recovery. Investors were also uncertain about the inevitable withdrawal of stimulus monies around the globe and how this process would affect growth. Given such headwinds, most asset classes turned in negative performances for January but recovered in February with the announcement of more positive economic news.

How did you position the fund for improving market conditions?

Ferat: Unlike many of its competitors, the fund has the flexibility to invest in industrial stocks worldwide — thereby opening up a wider spectrum of investment candidates. This is important because, in its global reach, the fund can invest directly in foreign companies for greater diversification or indirectly by selecting American companies with operations in international markets or that sell to foreign markets. Not only are we able to screen for what we believe are the best ideas from a bigger pool of choices, but we can position the fund to take advantage of important global trends more effectively. Two important secular trends that we are currently capitalizing on are the industrialization of emerging economies and the impact of China’s growth on global resources.

As we search for companies that can profit from the global demand for industrial products and services, we take a stock-by-stock approach that is rooted in our active research process rather than focusing on subsector allocations or macroeconomic factors to dictate our investment strategy. Ultimately, this leads us to pinpoint the best companies with the most attractive risk/reward profile

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

United Technologies Corp. (5.5%)	United States	Aerospace and defense
Raytheon Co. (4.8%)	United States	Aerospace and defense
General Electric Co. (4.4%)	United States	Conglomerates
Tyco International, Ltd. (3.7%)	United States	Conglomerates
Cummins, Inc. (3.6%)	United States	Machinery
Goodrich Corp. (3.4%)	United States	Aerospace and defense
Siemens AG (3.3%)	Germany	Conglomerates
Precision Castparts Corp. (3.3%)	United States	Aerospace and defense
L–3 Communications Holdings, Inc. (3.0%)	United States	Aerospace and defense
Safran SA (2.8%)	France	Aerospace and defense

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/10. Short-term holdings are excluded. Holdings will vary over time.

8

“Improving consumer confidence
should help fuel demand for the
goods and services that industrial
companies provide.”
Ned Salter

that fits an investment theme in any given subsector of the industrial universe.

During the reporting period, our investment decisions resulted in a considerable increase in the fund’s exposure to the aerospace and defense industries, which climbed from 15.7% of the portfolio on August 31, 2009, to 27.1% on February 28, 2010 — representing an overweight position relative to the benchmark. We limited investments in machinery companies, because they were overpriced in our estimation. However, the portfolio’s investments in this area were strong contributors to performance given their participation in China’s growth.

Could you highlight some of the companies that illustrate your strategy?

Ned: In the aerospace industry, we have chosen to focus less on the assemblers of new aircraft, such as Boeing [an underweighted holding relative to the benchmark at period-end] and more on companies that are suppliers of both parts and aircraft maintenance. The fund benefited from this strategy, particularly its position in SafranSA, a French defense, aerospace equipment, communications, and security company. In the defense sector, we are emphasizing companies that focus on electronics, such as Raytheon Co. With uncertainty surrounding the defense budget, Raytheon’s stock had been trading at what we considered a material discount to its growth potential. However, we believed that defense spending would not

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

9

disappoint investors, and this proved to be the case with Raytheon’s stock appreciating significantly during the six-month period.

Given evidence of a global recovery and the relative strength of emerging economies, we wanted to take a very stock-specific approach to investing in the commodities market rather than a wholesale exposure. As Asia’s largest diversified commodities trading company, Hong Kong-based Noble Group has taken advantage of the market’s mispricing demand for commodities in emerging markets, adding value at each stage of the supply chain and reaping profits in the process.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which continue to remain dependent on government stimulus for growth. Asia, in particular, is expected to lead the pack, with strong growth coming from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.6% in the fourth quarter of 2009, up from 2.2% in the third quarter.

Which holdings contributed positively toperformance?

Ferat: Two of the fund’s best-performing stocks were airline companies. As one of the U.S. legacy carriers, UAL Corp. is enjoying strong revenue growth thanks to its unique exposure to international and business travel, especially to Asia. Many investors were overly pessimistic about the company’s balance sheet and underestimated its ability to remain profitable amidst the credit crisis and recession. However, we believed that with the industry’s consolidation and reduced flights, the surviving airlines would gain greater pricing leverage, thereby providing a platform for higher fares and stronger profits. Similarly, US Airways Group benefited from its decision to reduce capacity to cut costs and create a floor for declining airfares in the U.S. market.

With increased air traffic, the stock price of Goodrich Corporation, a global supplier of systems and services to the aerospace and defense industries, climbed as a result of increased aircraft utilization and the need to replace aircraft parts. As with the airline carriers, many investors underestimated the earnings potential of this company, which we bought at an attractive discount.

Which investments proved most disappointing?

Ned: The fund’s investments in the cement manufacturer China National Material Co. proved to be disappointing. During the later months of the reporting period, investor fears that cement prices would fall in response to weather delays for projects and that the Chinese government’s announcement of monetary tightening would dampen public sector demand for cement depressed

10

enthusiasm for the company’s stock near term. Nevertheless, we remain quite positive about the company and its ability to participate in China’s industrial growth longerterm.

While it was generally rewarding to be invested in the stock market during the period, not owning a stock held by the MSCI World Industrials Index that was performing well would seemingly be a detractor from performance when comparing the fund to this benchmark. This was the case with Caterpillar, a producer of construction and mining equipment. However, our research suggested that we could find better value by investing in less obvious companies in the machinery sector, such as Cummins, Inc., a manufacturer of power-generation equipment, and Parker Hannifin Corp., a global leader in motion and controls technologies. Both of these stocks outperformed Caterpillar for the period. We believe that by choosing not to invest in one of the most well-known players in the industry, we were able to add incremental value for ourshareholders.

What is your outlook for the fund?

Ferat: As we meet today, stock price valuations are less attractive on an absolute basis than they were in 2009, given the strong recovery in stock prices. Thus, we think the composition of performance in 2010 may look different than it did in 2009. Rigorous fundamental research and astute stock picking rather than sector picking or allocations within certain subsectors will be key to performance.

Improving consumer confidence should help fuel demand for the goods and services that industrial companies provide, and ultimately, improve their profits. We think large and midsize companies in the portfolio offer great potential given their valuations, financial strength, competitive position, earnings, and cash flow stability — positioning them to perform well in an improving economic environment.

Thank you, Ferat and Ned, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Ferat Ongoren is an Analyst at Putnam. He has an M.B.A. from the Stern School of Business at New York University and a B.A. from Bosphorus University in Istanbul, Turkey. He joined Putnam in 2009 and has been in the investment industry since 1997.

Portfolio Manager Nathaniel Salter is an Analyst at Putnam. He has an M.B.A. from Harvard Business School and an A.B. from Kenyon College. He has been in the investment industry since he joined Putnam in 2001.

11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	31.31%	23.76%	30.17%	26.17%	30.22%	30.22%	30.59%	26.05%	31.01%	31.76%
Annual average	25.64	19.55	24.72	21.50	24.76	24.76	25.06	21.41	25.40	26.00

1 year	65.63	56.15	64.43	59.43	64.50	63.50	64.76	58.93	65.27	65.97

6 months	12.26	5.83	11.89	6.89	11.83	10.83	11.96	8.06	12.11	12.45

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 2/28/10

	MSCI World	Lipper Industrials Funds
	Industrials Index	category average*

Life of fund	28.79%	34.71%
Annual average	23.61	28.08

1 year	66.47	73.20

6 months	9.56	13.40

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/10, there were 41, 41, and 40 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 2/28/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.165		$0.145	$0.140	$0.137		$0.137	$0.188

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	0.334		0.334	0.334	0.334		0.334	0.334

Total	$0.499		$0.479	$0.474	$0.471		$0.471	$0.522

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/09	$11.67	$12.38	$11.61	$11.62	$11.64	$12.06	$11.66	$11.69

2/28/10	12.59	13.36	12.50	12.51	12.55	13.01	12.59	12.61

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	42.26%	34.08%	40.89%	36.89%	40.94%	40.94%	41.41%	36.50%	41.83%	42.73%
Annual average	31.56	25.64	30.58	27.68	30.61	30.61	30.95	27.40	31.25	31.90

1 year	68.98	59.30	67.79	62.79	67.84	66.84	68.20	62.40	68.68	69.52

6 months	14.84	8.27	14.50	9.50	14.44	13.44	14.64	10.60	14.78	15.02

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/09*†	1.49%	2.24%	2.24%	1.99%	1.74%	1.24%

Total annual operating expenses for the fiscal year
ended 8/31/09†	4.02%	4.77%	4.77%	4.52%	4.27%	3.77%

Annualized expense ratio for the six-month period
ended 2/28/10	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 12/30/10.

† Reflects projected expenses based on a new expense arrangement.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Industrials Fund from September 1, 2009, to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.68	$11.61	$11.61	$10.30	$8.99	$6.37

Ending value (after expenses)	$1,122.60	$1,118.90	$1,118.30	$1,119.60	$1,121.10	$1,124.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2010, use the following calculation method. To find the value of your investment on September 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.30	$11.03	$11.03	$9.79	$8.55	$6.06

Ending value (after expenses)	$1,017.55	$1,013.84	$1,013.84	$1,015.08	$1,016.31	$1,018.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Industrials Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming

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majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the

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Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to

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evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years.

The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences

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in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund

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Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Global Industrials Fund	0.642%	0.700%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent

22

that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of

23

sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation

24

of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all fundseffective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund was subject to a management fee waiver that reduced the fund’s management fee pending implementation of the proposed management contract, and in any event, through July 31, 2010. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

25

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2010, Putnam employees had approximately $323,000,000 and the Trustees had approximately $46,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

26

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

27

The fund’s portfolio 2/28/10 (Unaudited)

COMMON STOCKS (98.1%)*	Shares	Value

Aerospace and defense (27.1%)
BAE Systems PLC (United Kingdom)	3,853	$21,987

Cobham PLC (United Kingdom)	10,183	37,508

Goodrich Corp.	2,300	150,949

L-3 Communications Holdings, Inc.	1,486	135,850

MTU Aero Engines Holding AG (Germany)	1,272	64,495

Northrop Grumman Corp.	1,100	67,386

Precision Castparts Corp.	1,300	146,575

Raytheon Co.	3,855	216,805

Safran SA (France)	5,246	123,457

United Technologies Corp.	3,579	245,698

		1,210,710
Airlines (3.8%)
Singapore Airlines, Ltd. (Singapore)	4,000	42,354

UAL Corp. †	4,150	71,173

US Airways Group, Inc. †	7,800	57,174

		170,701
Building materials (1.3%)
Tostem Inax Holding Corp. (Japan)	1,700	33,499

Wienerberger AG (Austria) †	1,541	26,360

		59,859
Commercial and consumer services (3.9%)
Brambles, Ltd. (Australia)	4,343	27,027

Experian Group, Ltd. (Ireland)	7,065	65,382

Kloeckner & Co., AG (Germany) †	1,708	39,742

Sthree PLC (United Kingdom)	10,238	44,595

		176,746
Communications equipment (2.3%)
Harris Corp.	2,300	104,006

		104,006
Conglomerates (18.9%)
General Electric Co.	12,299	197,522

Mitsubishi Corp. (Japan)	4,800	119,919

Mitsui & Co., Ltd. (Japan)	4,600	71,386

Noble Group, Ltd. (Hong Kong)	38,000	85,718

Siemens AG (Germany)	1,709	146,608

SPX Corp.	300	17,847

Sumitomo Electric Industries, Ltd. (Japan)	3,500	42,066

Tyco International, Ltd.	4,600	165,876

		846,942
Construction (0.8%)
Obrascon Huarte Lain SA (Spain)	1,593	35,276

		35,276
Electrical equipment (5.3%)
Mitsubishi Electric Corp. (Japan) †	13,000	106,651

Prysmian SpA (Italy)	4,841	83,401

Rexel SA (France) †	3,509	45,400

		235,452
Electronics (0.5%)
Hollysys Automation Technologies, Ltd. (China) †	2,000	20,120

Saft Groupe SA (France)	9	329

		20,449

28

COMMON STOCKS (98.1%)* cont.	Shares	Value

Engineering and construction (3.3%)
McDermott International, Inc. †	1,500	$34,275

Shaw Group, Inc. †	1,500	52,050

Vinci SA (France)	1,158	60,639

		146,964
Environmental (1.5%)
Foster Wheeler AG †	2,800	68,908

		68,908
Machinery (13.7%)
Alstom SA (France)	1,179	75,459

China National Materials Co., Ltd. (China)	67,000	42,210

Cummins, Inc.	2,800	158,984

Japan Steel Works, Ltd. (The) (Japan)	7,000	80,115

Kubota Corp. (Japan)	4,000	35,201

NSK, Ltd. (Japan)	7,000	49,314

Parker Hannifin Corp.	1,750	105,543

Terex Corp. †	3,300	64,251

		611,077
Manufacturing (2.2%)
Cooper Industries PLC Class A	1,300	58,968

Flowserve Corp.	400	40,036

		99,004
Medical technology (0.8%)
Pall Corp.	900	35,523

		35,523
Metals (1.8%)
Vallourec SA (France)	423	80,853

		80,853
Office equipment and supplies (1.1%)
Avery Dennison Corp.	1,500	47,400

		47,400
Railroads (2.7%)
Canadian National Railway Co. (Toronto Exchange) (Canada)	1,536	80,773

Canadian National Railway Co. (Canada)	400	21,064

Norfolk Southern Corp.	400	20,572

		122,409
Shipping (—%)
YRC Worldwide, Inc. †	300	138

		138
Software (1.0%)
Mantech International Corp. Class A †	900	44,442

		44,442
Tire and rubber (1.0%)
Nokian Renkaat OYJ (Finland)	1,731	43,448

		43,448
Transportation services (3.6%)
Deutsche Post AG (Germany)	3,061	49,796

FedEx Corp.	1,300	110,188

		159,984
Trucks and parts (1.5%)
Aisin Seiki Co., Ltd. (Japan)	2,600	68,233

		68,233
Total common stocks (cost $3,672,206)		$4,388,524

29

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.8%)*	strike price	amount

UAL Corp. (Call)	Mar-10/$10.00	4,700	$33,790

Total purchased options outstanding (cost $4,348)			$33,790

SHORT-TERM INVESTMENTS (1.0%)*		Shares	Value

Putnam Money Market Liquidity Fund e		44,287	$44,287

Total short-term investments (cost $44,287)			$44,287

TOTAL INVESTMENTS

Total investments (cost $3,720,841)			$4,466,601

* Percentages indicated are based on net assets of $4,475,136.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

At February 28, 2010, liquid assets totaling $54,036 have been segregated to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at February 28, 2010 (as a percentage of Portfolio Value):

Australia	0.6%	Ireland	1.5%

Austria	0.6	Italy	1.9

Canada	2.3	Japan	13.6

China	1.4	Singapore	0.9

Finland	1.0	Spain	0.8

France	8.6	United Kingdom	2.3

Germany	6.7	United States	55.9

Hong Kong	1.9	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/10 (aggregate face value $951,894) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$49,945	$49,528	3/17/10	$417

British Pound	151,374	158,430	3/17/10	(7,056)

Canadian Dollar	49,734	49,268	3/17/10	466

Danish Krone	52,635	53,136	3/17/10	(501)

Euro	68,910	70,410	3/17/10	(1,500)

Hong Kong Dollar	12,009	11,998	3/17/10	11

Japanese Yen	217,482	213,889	3/17/10	3,593

Norwegian Krone	51,515	51,997	3/17/10	(482)

Singapore Dollar	12,380	12,267	3/17/10	113

Swedish Krona	133,868	131,798	3/17/10	2,070

Swiss Franc	146,878	149,173	3/17/10	(2,295)

Total				$(5,164)

30

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/10 (aggregate face value $594,839) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$5,191	$5,070	3/17/10	$(121)

British Pound	180,795	189,207	3/17/10	8,412

Canadian Dollar	52,206	51,873	3/17/10	(333)

Euro	219,259	224,056	3/17/10	4,797

Hong Kong Dollar	6,198	6,192	3/17/10	(6)

Japanese Yen	20,709	20,368	3/17/10	(341)

Norwegian Krone	30,524	30,816	3/17/10	292

Singapore Dollar	67,877	67,257	3/17/10	(620)

Total				$12,080

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$116,129	$—	$—

Capital goods	2,487,748	—	—

Conglomerates	846,942	—	—

Consumer cyclicals	280,053	—	—

Health care	35,523	—	—

Technology	168,897	—	—

Transportation	453,232	—	—

Total common stocks	4,388,524	—	—

Purchased options outstanding	—	33,790	—

Short-term investments	44,287	—	—

Totals by level	$4,432,811	$33,790	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$6,916	$—

Other financial instruments include forward currency contracts.

The accompanying notes are an integral part of these financial statements.

31

Statement of assets and liabilities 2/28/10 (Unaudited)

ASSETS

Investment in securities, at value(Note 1):
Unaffiliated issuers (identified cost $3,676,554)	$4,422,314
Affiliated issuers (identified cost $44,287) (Note 7)	44,287

Foreign currency (cost $19) (Note 1)	18

Dividends, interest and other receivables	7,341

Foreign Tax reclaim	2,396

Receivable for shares of the fund sold	15,439

Receivable for investments sold	72,074

Unrealized appreciation on forward currency contracts (Note 1)	20,197

Receivable from Manager (Note 2)	22,182

Total assets	4,606,248

LIABILITIES

Payable to custodian (Note 2)	8

Payable for investments purchased	69,190

Payable for investor servicing fees (Note 2)	2,836

Payable for custodian fees (Note 2)	8,183

Payable for Trustee compensation and expenses (Note 2)	1,028

Payable for administrative services (Note 2)	73

Payable for distribution fees (Note 2)	1,967

Unrealized depreciation on forward currency contracts (Note 1)	13,281

Payable for shareholder expense	9,757

Payable for audit expense	23,900

Other accrued expenses	889

Total liabilities	131,112

Net assets	$4,475,136

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,614,838

Distributions in excess of net investment income (Note 1)	(31,883)

Accumulated net realized gain on investments (Note 1)	139,443

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	752,738

Total — Representing net assets applicable to capital shares outstanding	$4,475,136

(Continued on next page)

32

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($4,020,976 divided by 319,263 shares)	$12.59

Offering price per class A share (100/94.25 of $12.59)*	$13.36

Net asset value and offering price per class B share ($131,036 divided by 10,482 shares)**	$12.50

Net asset value and offering price per class C share ($94,911 divided by 7,587 shares)**	$12.51

Net asset value and redemption price per class M share ($21,671 divided by 1,727 shares)	$12.55

Offering price per class M share (100/96.50 of $12.55)*	$13.01

Net asset value, offering price and redemption price per class R share
($13,098 divided by 1,041 shares)***	$12.59

Net asset value, offering price and redemption price per class Y share
($193,444 divided by 15,341 shares)	$12.61

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

33

Statement of operations Six months ended 2/28/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $1,010)	$32,631

Interest (including interest income of $76 from investments in affiliated issuers) (Note 7)	715

Securities lending	191

Total investment income	33,537

EXPENSES

Investor servicing fees (Note 2)	8,569

Custodian fees (Note 2)	15,920

Trustee compensation and expenses (Note 2)	162

Administrative services (Note 2)	130

Distribution fees — Class A (Note 2)	5,357

Distribution fees — Class B (Note 2)	488

Distribution fees — Class C (Note 2)	254

Distribution fees — Class M (Note 2)	66

Distribution fees — Class R (Note 2)	31

Amortization of offering costs (Note 1)	23,941

Compensation of Manager (Note 2)	15,677

Auditing	23,941

Other	9,710

Fees waived and reimbursed by Manager (Note 2)	(70,074)

Total expenses	34,172

Expense reduction (Note 2)	(698)

Net expenses	33,474

Net investment income	63

Net realized gain on investments (Notes 1 and 3)	269,232

Net realized gain on foreign currency transactions (Note 1)	27,440

Net realized gain on written options (Notes 1 and 3)	14,202

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(8,779)

Net unrealized appreciation of investments and written options during the period	176,588

Net gain on investments	478,683

Net increase in net assets resulting from operations	$478,746

The accompanying notes are an integral part of these financial statements.

34

Statement of changes in net assets

INCREASE IN NET ASSETS		For the period 12/18/08
	Six months	(commencement of
	ended 2/28/10*	operations) to 8/31/09

Operations:
Net investment income	$63	$37,877

Net realized gain (loss) on investments and foreign
currency transactions	310,874	(42,165)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	167,809	584,929

Net increase in net assets resulting from operations	478,746	580,641

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(58,808)	(6,785)

Class B	(1,406)	(21)

Class C	(591)	(21)

Class M	(228)	(21)

Class R	(137)	(22)

Class Y	(2,322)	(24)

Net realized short-term gain on investments

Class A	(119,040)	—

Class B	(3,238)	—

Class C	(1,410)	—

Class M	(555)	—

Class R	(335)	—

Class Y	(4,125)	—

Redemption fees (Note 1)	208	148

Increase from capital share transactions (Note 4)	168,998	445,484

Total increase in net assets	455,757	1,019,379

NET ASSETS

Beginning of period (Note 6)	4,019,379	3,000,000

End of period (including distributions in excess of net investment income of $31,883 and undistributed net investment income of
$31,546, respectively)	$4,475,136	$4,019,379

* Unaudited

The accompanying notes are an integral part of these financial statements.

35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized									Ratio of	investment
	Net asset value,		and unrealized	Total from	From net	From net			Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	realized gain	Total	Redemption	value, end of	at net asset	end of period	average net	to average net	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	on investments	distributions	fees [b]	period	value (%) [c]	(in thousands)	assets (%) [d,e]	assets (%) [e]	turnover (%)

Class A
February 28, 2010 **	$11.67	— [b]	1.42	1.42	(.17)	(.33)	(.50)	—	$12.59	12.26 *	$4,021	.73 *	.01 *	85.57 *
August 31, 2009 †	10.00	.12	1.57	1.69	(.02)	—	(.02)	—	11.67	16.96 *	3,787	.94 *	1.22 *	210.56 *

Class B
February 28, 2010 **	$11.61	(.04)	1.41	1.37	(.15)	(.33)	(.48)	—	$12.50	11.89 *	$131	1.10 *	(.35) *	85.57 *
August 31, 2009 †	10.00	.05	1.58	1.63	(.02)	—	(.02)	—	11.61	16.34 *	45	1.47 *	.44 *	210.56 *

Class C
February 28, 2010 **	$11.62	(.04)	1.40	1.36	(.14)	(.33)	(.47)	—	$12.51	11.83 *	$95	1.10 *	(.34) *	85.57 *
August 31, 2009 †	10.00	.05	1.59	1.64	(.02)	—	(.02)	—	11.62	16.44 *	21	1.47 *	.54 *	210.56 *

Class M
February 28, 2010 **	$11.64	(.03)	1.41	1.38	(.14)	(.33)	(.47)	—	$12.55	11.96 *	$22	.97 *	(.23) *	85.57 *
August 31, 2009 †	10.00	.09	1.57	1.66	(.02)	—	(.02)	—	11.64	16.64 *	12	1.29 *	.88 *	210.56 *

Class R
February 28, 2010 **	$11.66	(.01)	1.41	1.40	(.14)	(.33)	(.47)	—	$12.59	12.11 *	$13	.85 *	(.11) *	85.57 *
August 31, 2009 †	10.00	.10	1.58	1.68	(.02)	—	(.02)	—	11.66	16.85 *	12	1.12 *	1.06 *	210.56 *

Class Y
February 28, 2010 **	$11.69	.02	1.42	1.44	(.19)	(.33)	(.52)	—	$12.61	12.45 *	$193	.60 *	.14 *	85.57 *
August 31, 2009 †	10.00	.12	1.59	1.71	(.02)	—	(.02)	—	11.69	17.18 *	144	.76 *	1.15 *	210.56 *

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2010	1.51%

August 31, 2009	5.57

The accompanying notes are an integral part of these financial statements.

36	37

Notes to financial statements 2/28/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Industrials Fund (the “fund”), a series of Putnam Funds Trust (the “Trust”), is a non-diversified Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in the common stocks of companies worldwide in the industrial products, services or equipment industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes has favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 9, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally

38

determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 13,000 on Purchased options contracts for the six months ended February 28, 2010. See Note 3 for the volume of Written options contracts activity for the six months ended February 28, 2010. For the six months ended February 28, 2010 the fund did not have any activity on Futures contracts.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities

39

are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Forward currency contracts at the six months ended February 28, 2010 are indicative of the volume of activity during the period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At February 28, 2010, the fund had a net liability position of $7,204 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2010, the fund had no securities out on loan.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior fiscal year remains subject to examination by the Internal Revenue Service and state departments of revenue.

At August 31, 2009, the fund had a capital loss carryover of $9,057 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on August 17, 2010.

The aggregate identified cost on a tax basis is $3,754,511, resulting in gross unrealized appreciation and depreciation of $777,814 and $65,724, respectively, or net unrealized appreciation of $712,090.

40

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Offering costs The offering costs of $80,912 have been fully amortized on a straight-line basis over a twelve-month period as of December 18, 2009. As of February 28, 2010, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion, and 0.37% of any excess thereafter.

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.78% of the first $5 billion, 0.73% of the next $5 billion, 0.68% of the next $10 billion, 0.63% of the next $10 billion, 0.58% of the next $50 billion, 0.56% of the next $50 billion, 0.55% of the next $100 billion and 0.545% thereafter.

Effective August 1, 2009 through December 30, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended February 28, 2010, the fund’s expenses were reduced by $69,186 as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through December 30, 2010, to limit the management fee for the fund to an annual rate of 0.642% of the fund’s average net assets. During the period ended February 28, 2010, the fund’s expenses were reduced by $888 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

41

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the period ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At February 28, 2010, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 28, 2010, the fund’s expenses were reduced by $15 under the expense offset arrangements and by $683 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,097 and no monies from the sale of class A and class M shares, respectively, and received $412 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,811,609 and $3,790,440, respectively. There were no purchases or sales of U.S. government securities.

42

Written option transactions during the period ended February 28, 2010 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options
outstanding
at beginning	USD	1,057	$2,026
of period	CHF	9,050	8,801

Options
opened	USD	11,518	6,519

	CHF	—	—

Options
exercised	USD	(769)	(715)
	CHF	—	—

Options
expired	USD	(7,460)	(2,772)
	CHF	—	—

Options
closed	USD	(4,346)	(5,058)
	CHF	(9,050)	(8,801)

Written
options
outstanding
at end	USD	—	$—
of period	CHF	—	—

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	62,371	$768,298	35,651	$351,839

Shares issued in connection with
reinvestment of distributions	14,471	177,848	667	6,785

	76,842	946,146	36,318	358,624

Shares repurchased	(81,936)	(977,540)	(6,961)	(72,176)

Net increase (decrease)	(5,094)	$(31,394)	29,357	$286,448

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	8,747	$106,498	3,122	$30,376

Shares issued in connection with
reinvestment of distributions	380	4,644	2	21

	9,127	111,142	3,124	30,397

Shares repurchased	(2,548)	(31,133)	(221)	(1,652)

Net increase	6,579	$80,009	2,903	$28,745

43

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	5,738	$71,979	771	$8,325

Shares issued in connection with
reinvestment of distributions	164	2,001	2	21

	5,902	73,980	773	8,346

Shares repurchased	(88)	(1,117)	—	—

Net increase	5,814	$72,863	773	$8,346

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	661	$8,097	—	$7

Shares issued in connection with
reinvestment of distributions	64	783	2	21

	725	8,880	2	28

Shares repurchased	—	—	—	—

Net increase	725	$8,880	2	$28

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$7

Shares issued in connection with
reinvestment of distributions	38	473	2	22

	38	473	2	29

Shares repurchased	—	—	—	—

Net increase	38	$473	2	$29

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,856	$35,795	11,451	$123,480

Shares issued in connection with
reinvestment of distributions	524	6,447	2	24

	3,380	42,242	11,453	123,504

Shares repurchased	(314)	(4,075)	(178)	(1,616)

Net increase	3,066	$38,167	11,275	$121,888

44

At February 28, 2010, Putnam Investments, LLC owned the following class shares:

			Value at
	Shares	Percentage	February 28,
	owned	of ownership	2010

Class A	240,913	75.46%	3,033,095

Class B	1,041	9.93%	13,013

Class C	1,041	13.72%	13,023

Class M	1,041	60.28%	13,065

Class R	1,041	100.00%	13,098

Class Y	1,045	6.81%	13,177

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$20,197	Payables	$13,281

Equity contracts	Investments	33,790		—

Total		$53,987		$13,281

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended February 28, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$27,692	$27,692

Equity contracts	3,904	—	3,904

Total	$3,904	$27,692	$31,596

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(8,708)	$(8,708)

Equity contracts	16,337	—	16,337

Total	$16,337	$(8,708)	$7,629

45

Note 6: Initial capitalization and offering
of shares

The fund was established as a series of the trust on December 18, 2008. Prior to December 18, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $76 for the period ended February 28, 2010. During the period ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $822,861 and $972,150, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

46

Shareholder meeting results (Unaudited)

November 18, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

324,333	33	5,245	1,997

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

324,332	33	5,246	1,997

All tabulations are rounded to the nearest whole number.

47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sectorcategories.

Investment Manager	Myra R. Drucker	Beth S. Mazor
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and
57-59 St James’s Street	Richard B. Worley	Chief Legal Officer
London, England SW1A 1LD
	Officers	Robert R. Leveille
Investment Sub-Advisor	Robert L. Reynolds	Vice President and
The Putnam Advisory	President	Chief Compliance Officer
Company, LLC
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive Officer,	BSA Compliance Officer
Marketing Services	Treasurer and
Putnam Retail Management	Compliance Liaison	Judith Cohen
One Post Office Square		Vice President, Clerk and
Boston, MA 02109	Charles E. Porter	Assistant Treasurer
Senior Advisor to the Trustees
Custodian		Wanda M. McManus
State Street Bank	Steven D. Krichmar	Vice President, Senior Associate
and Trust Company	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
Trustees	Accounting Officer and	Proxy Manager
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Susan G. Malloy
Ravi Akhoury	Vice President and
Charles B. Curtis	Assistant Treasurer
Robert J. Darretta

This report is for the information of shareholders of Putnam Global Industrials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA721 260660 4/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009 — February 28, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGTAX

Putnam Global Technology Fund

Semiannual report 2 | 28 | 10

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of technology companies worldwide.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Global Technology
Fund

Semiannual report
2 | 28 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	26

Financial statements	27

Shareholder meeting results	46

Message from the Trustees

Dear Fellow Shareholder:

What a difference a year makes. The rebound that followed the market lows in early March 2009 turned out to be one of the strongest in generations. After a slow start, the markets have continued to rise during the first few months of 2010.

It is unlikely that this year will be a repeat performance of 2009. Still, based on an encouraging earnings outlook and evidence of an improving but fragile global economic recovery, today’s markets offer opportunities for active money management, which is Putnam’s core strength.

If there is any lesson to be learned from the extraordinary volatility of the past two years, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Diversification and downside protection are worthwhile endeavors — and not just from a psychological standpoint. A portfolio diversified across all asset classes has been shown in the past to conserve wealth better during downturns and to benefit in a rising market environment.

2

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in technology-related companies

In 1937, the year Putnam Investments was founded, a law student named Chester Carlson developed an innovative process for reproducing words on a page in just minutes. Despite the usefulness of his invention, he had a difficult time finding investors for his photocopier — which did not become commercially available until the Xerox Corporation began selling it in 1950. Successful investing, particularly in the technology sector, requires the ability to identify the value of a product, service, or business, and to capitalize on its long-term growth potential.

The magnitude of technological advances since Mr. Carlson invented his photocopier are astounding. Putnam Global Technology Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. The fund combines the compelling growth potential of stocks in the technology sector with Putnam’s investment expertise, decades of experience, extensive research capabilities, and global reach.

The fund’s portfolio can include small entrepreneurial firms, midsize companies with significant market share in new industries, and well-established technology giants with years of experience and profitability. The fund also targets stocks around the world.

Most areas of the economy have been influenced by technology — from emerging companies with revolutionary new products to traditional businesses dependent on computers, Internet services, and technological innovation. The fund’s portfolio manager, with support from analysts in Putnam’s Global Equity Research group, looks across industries to find stocks that can help investors build wealth over time. Companies in the portfolio may range from computer hardware, software, storage, and security to technology consulting and Internet services.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value, and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The fund’s managers invest with flexibility and precision, hand selecting holdings using fundamental research and a proprietary stock-ranking process.

All sectors in one fund:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:
Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric, gas, and water utilities

Developments and events that have affected the technology sector

4	5

Performance
snapshot

Annualized total return (%) comparison as of 2/28/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 11–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

6

Interview with your
fund’s portfolio manager

George Gianarikas

George, how did Putnam Global Technology Fund perform for the six months ended February 28, 2010?

The fund’s class A shares returned 8.49%, performing in line with its benchmark, the MSCI World Information Technology Index, which finished at 8.65%, but trailing the average return of its peer group, Lipper Global Science/Technology Funds, which came in at 11.62%. Regarding the peer group comparison, I’d like to point out that most members of the peer category have a different benchmark than our fund, and some are exclusively focused on the United States. When international markets lag, as Japan lagged the United States over this period, it can influence this fund’s ranking versus its peers.

How did you shift the fund’s strategy during the period?

Following our successful focus on semiconductor stocks, I began shifting the portfolio into other industries that we believed offered better relative value. Thematically speaking, one of these shifts was toward companies that, in our view, were well positioned to benefit from increased technology spending by corporations. The recession caused many businesses in the United States and abroad to delay technology expenditures. As global economies continue to recover, albeit in an uneven manner, we believe companies likely will increase their budget allocations for new networking equipment, computers, servers, and other business tools.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/10. See pages 6 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

7

We also sought to capitalize on greater spending by telecommunications providers to improve their networks to meet users’ growing data demands. Related to this theme is the continued growth of wireless data, and in this area we invested in companies that appear poised to benefit from dramatically increased smart-phone usage. After all, as we see around us each day, people are using their handheld mobile devices for more than just making phone calls.

What are some of the stocks in each of these thematic areas that helped the fund’s relative results?

One of the top contributors during the period was an out-of-benchmark investment in American Tower, which is the market leader in the wireless-communications tower industry. The company leases antenna space on multi-tenant communications towers to wireless service providers and broadcasting companies. American Tower’s revenues and earnings have steadily increased because escalating data needs require telecommunications services companies to put more equipment on towers. An overweight position in the stock of Apple was another leading contributor, as the company continued to benefit from the accelerating demand for smart phones and wireless data through the success of the iPhone. Software giant Microsoft also aided results on anticipation that its efforts to get consumers and businesses to upgrade to the Windows 7 operating system will be successful. What’s more, the company stands to gain from any uptick in corporate technology spending.

Non-index satellite TV provider DIRECTV helped the most versus the benchmark but does not fit into any of the investment themes I discussed earlier. Its stock price advanced by nearly 40% during the period, as the company continued to capture incremental market

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

Microsoft Corp. (9.5%)	United States	Software
Apple, Inc. (8.3%)	United States	Computers
Cisco Systems, Inc. (7.1%)	United States	Communications equipment
IBM Corp. (6.9%)	United States	Computers
Google, Inc. (5.3%)	United States	Technology services
Oracle Corp. (5.1%)	United States	Software
Hewlett-Packard Co. (5.1%)	United States	Computers
Intel Corp. (3.9%)	United States	Electronics
Qualcomm, Inc. (3.6%)	United States	Communications equipment
EMC Corp. (2.5%)	United States	Computers

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of February 28, 2010. Short-term holdings are excluded. Holdings will vary over time.

8

“As global economies continue to
recover, albeit in an uneven manner,
we believe companies likely will
increase their budget allocations
for new networking equipment,
computers, servers, and other
business tools.”

George Gianarikas

share from cable TV operators. In addition, DIRECTV has a solid balance sheet and is committed to enhancing shareholder value by buying back a significant portion of its outstanding shares each year.

Which holdings detracted from performance?

The biggest detractor was an overweighting in wireless communications equipment and services company Qualcomm. The firm generates a meaningful portion of its revenues through royalties it collects from sales of mobile phones that use its chipset technology. The royalties are calculated as a percentage of phones’ average sales prices. Phone prices declined in 2009 more than Qualcomm had anticipated, and the company’s sales and earnings suffered as a result.

Despite this disappointment, I still like Qualcomm and plan to hold on to the stock. We believe its businesses will benefit substantially from the worldwide transition to new wireless technology that is now under way. In addition, the company appears to be fundamentally strong, with a large amount of cash on its books and robust profit margins. Finally, in my view, Wall Street analysts consistently underestimate Qualcomm’s earning power. Once the firm moves past what I regard as a short-term setback, its earnings could surprise to the upside.

Video game retailer GameStop and game developer Activision Blizzard both hurt

Comparison of top industry weightings

This chart shows how the fund’s top industry weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

9

performance for the same basic reason: video game sales in the fourth quarter of 2009 and the first quarter of 2010 came in lower than expected, and new titles, which both companies expected would spark consumer demand, were delayed.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which continue to remain dependent on government stimulus for growth. Asia, in particular, is expected to lead the pack, with strong growth coming from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.6% in the fourth quarter of 2009, up from 2.2% in the third quarter.

DIRECTV and GameStop were sold during the period.

What is your outlook for the technology sector in the coming months, and how do you plan to position the fund?

Given the broad-based resurgence in asset prices in 2009, in which the rising tide of recovering global markets carried all boats along with it, so to speak, I think 2010 is going to require solid fundamental research to isolate the best-performing stocks. In the technology sector, this means recognizing that valuations in certain segments of the supply chain — particularly semiconductor firms — are discounting continuing signs of strength in the U.S. economy. Technology company earnings are highly sensitive to conditions in the overall economy. Consequently, if the economic recovery stalls, stocks in certain industry segments could suffer reversals. For this reason, I continue to favor the stocks of larger companies with substantial cash reserves, such as Apple, Microsoft or Cisco Systems, which, in our view, are in better positions to withstand any economic hiccup because of their broadly diversified business models.

Thanks for updating us, George.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager George Gianarikas is an Analyst at Putnam. He has an M.A. in Economics from Boston University and a B.A. from Boston University. George joined Putnam in 2009 and has been in the investment industry since 1998.

10

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	48.31%	39.78%	47.02%	43.02%	46.99%	46.99%	47.44%	42.32%	47.84%	48.74%
Annual average	39.13	32.39	38.11	34.96	38.09	38.09	38.44	34.40	38.76	39.47

1 year	63.15	53.84	61.92	56.92	61.89	60.89	62.20	56.52	62.64	63.44

6 months	8.49	2.28	8.11	3.11	8.08	7.08	8.25	4.50	8.39	8.65

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 2/28/10

	MSCI World Information	Lipper Global Science/Technology
	Technology Index	Funds category average*

Life of fund	47.97%	64.23%
Annual average	38.86	51.00

1 year	62.27	75.21

6 months	8.65	11.62

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/10, there were 77, 68, and 68 funds, respectively, in this Lipper category.

11

Fund price and distribution information For the six-month period ended 2/28/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.062		$0.023	$0.031	$0.025		$0.025	$0.085

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	$0.830		$0.830	$0.830	$0.830		$0.830	$0.830

Total	$0.892		$0.853	$0.861	$0.855		$0.855	$0.915

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/09	$13.67	$14.50	$13.60	$13.60	$13.62	$14.11	$13.64	$13.69

2/28/10	13.97	14.82	13.88	13.87	13.92	14.42	13.96	13.99

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	58.39%	49.29%	56.87%	52.87%	56.96%	56.96%	57.40%	51.93%	57.90%	58.94%
Annual average	43.03	36.60	41.96	39.14	42.03	42.03	42.34	38.47	42.69	43.42

1 year	55.90	46.93	54.71	49.71	54.79	53.79	55.07	49.62	55.42	56.28

6 months	9.99	3.66	9.62	4.62	9.61	8.61	9.76	5.92	9.89	10.15

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/09*†	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Total annual operating expenses for the fiscal year
ended 8/31/09†	3.38%	4.13%	4.13%	3.88%	3.63%	3.13%

Annualized expense ratio for the six-month period
ended 2/28/10	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 12/30/10.

† Reflects projected expenses under a new expense arrangement.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Technology Fund from September 1, 2009, to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.75	$11.61	$11.61	$10.33	$9.04	$6.47

Ending value (after expenses)	$1,084.90	$1,081.10	$1,080.80	$1,082.50	$1,083.90	$1,086.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2010, use the following calculation method. To find the value of your investment on September 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.50	$11.23	$11.23	$9.99	$8.75	$6.26

Ending value (after expenses)	$1,017.36	$1,013.64	$1,013.64	$1,014.88	$1,016.12	$1,018.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Information Technology Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the information technology sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not  “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July  1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed

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review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading  “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

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In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the

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existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the

19

effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of

20

such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of

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the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Global Technology Fund	0.642%	0.700%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent

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that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of

23

sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their

24

evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

25

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2010, Putnam employees had approximately $323,000,000 and the Trustees had approximately $46,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

26

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

27

The fund’s portfolio 2/28/10 (Unaudited)

COMMON STOCKS (95.5%)*	Shares	Value

Airlines (0.4%)
US Airways Group, Inc. †	3,900	$28,587

		28,587
Broadcasting (0.3%)
TiVo, Inc. †	2,200	20,856

		20,856
Cable television (0.4%)
Jupiter Telecommunications Co., Ltd. (Japan) S	23	26,971

		26,971
Commercial and consumer services (2.6%)
Automatic Data Processing, Inc.	2,000	83,220

Visa, Inc. Class A	1,384	118,028

		201,248
Communications equipment (17.9%)
Cisco Systems, Inc. †	22,500	547,425

Corning, Inc.	3,200	56,416

Harris Corp.	1,200	54,264

Motorola, Inc. †	14,589	98,622

Nokia Corp. ADR (Finland)	6,034	81,278

Qualcomm, Inc.	7,602	278,917

Research in Motion, Ltd. (Canada) †	1,712	121,347

Telefonaktiebolaget LM Ericsson ADR (Sweden)	7,700	77,077

Tellabs, Inc.	8,679	59,972

		1,375,318
Computers (26.3%)
Apple, Inc. †	3,124	639,233

Elpida Memory, Inc. (Japan) †	2,800	50,070

EMC Corp. †	11,111	194,331

Fujitsu, Ltd. (Japan)	13,000	84,414

Hewlett-Packard Co.	7,638	387,934

IBM Corp.	4,189	532,673

Juniper Networks, Inc. †	4,500	125,910

		2,014,565
Consumer finance (0.3%)
Mastercard, Inc. Class A	104	23,334

		23,334
Electronics (8.8%)
Agilent Technologies, Inc. †	2,600	81,796

Ibiden Co., Ltd. (Japan)	900	30,314

Integrated Device Technology, Inc. †	2,371	12,969

Intel Corp.	14,619	300,128

NVIDIA Corp. †	2,300	37,260

SanDisk Corp. †	400	11,652

Texas Instruments, Inc.	6,703	163,419

Tyco Electronics, Ltd. (Switzerland)	1,558	39,932

		677,470
Energy (other) (0.3%)
First Solar, Inc. †	200	21,180

		21,180
Media (0.3%)
Dolby Laboratories, Inc. Class A †	500	26,635

		26,635

28

COMMON STOCKS (95.5%)* cont.	Shares	Value

Office equipment and supplies (3.1%)
Canon, Inc. (Japan)	2,200	$91,481

Canon, Inc. ADR (Japan)	3,500	145,180

		236,661
Semiconductor (2.9%)
ASML Holding NV (Netherlands)	1,148	35,194

Atmel Corp. †	3,051	13,760

Formfactor, Inc. †	1,474	24,247

KLA-Tencor Corp.	998	29,072

Lam Research Corp. †	1,433	48,593

Tokyo Electron, Ltd. (Japan)	1,200	74,139

		225,005
Software (20.2%)
Activision Blizzard, Inc. †	11	117

Adobe Systems, Inc. †	3,941	136,556

Autonomy Corp. PLC (United Kingdom) †	1,514	35,316

CA, Inc.	2,855	64,238

Electronic Arts, Inc. †	1,500	24,870

McAfee, Inc. †	800	31,752

Microsoft Corp.	25,502	730,884

Oracle Corp.	15,890	391,689

SAP AG (Germany)	1,900	84,770

Symantec Corp. †	2,978	49,286

		1,549,478
Technology services (7.8%)
Accenture PLC Class A	2,978	119,031

Google, Inc. Class A †	764	402,475

Yahoo!, Inc. †	4,861	74,422

		595,928
Telecommunications (2.3%)
ADTRAN, Inc.	2,603	60,858

American Tower Corp. Class A †	1,469	62,668

Sonus Networks, Inc. †	13,200	28,116

Telecity Group PLC 144A (United Kingdom)	4,148	23,589

		175,231
Toys (1.4%)
Nintendo Co., Ltd. (Japan)	400	108,800

		108,800
Trucks and parts (0.2%)
Amerigon, Inc. †	1,700	16,626

		16,626
Total common stocks (cost $6,053,867)		$7,323,893

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

TiVo, Inc. (Put)	Mar-10/$7.50	2,200	$814

Total purchased options outstanding (cost $836)			$814

29

SHORT-TERM INVESTMENTS (4.9%)*	Principal amount/shares	Value

Short-term investment held as collateral for loaned securities
with a yield of 0.03% and due date of March 1, 2010 [d]	$24,610	$24,610

Putnam Money Market Liquidity Fund [e]	350,404	350,404

Total short-term investments (cost $375,014)		$375,014

TOTAL INVESTMENTS

Total investments (cost $6,429,717)		$7,699,721

Key to holding’s abbreviations

ADR	American Depository Receipts

* Percentages indicated are based on net assets of $7,665,750.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

S Securities on loan, in part or in entirety, at February 28, 2010.

At February 28, 2010, liquid assets totaling $22,448 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at February 28, 2010 (as a percentage of Portfolio Value):

United States	85.5%	Sweden	1.0%

Japan	8.0	United Kingdom	0.8

Canada	1.6	Switzerland	0.5

Germany	1.1	Netherlands	0.5

Finland	1.0	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/10 (aggregate face value $940,251) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$114,788	$120,113	3/17/10	$(5,325)

Canadian Dollar	81,685	81,147	3/17/10	538

Euro	331,477	338,698	3/17/10	(7,221)

Hong Kong Dollar	8,169	8,162	3/17/10	7

Japanese Yen	342,009	336,345	3/17/10	5,664

Swedish Krona	56,664	55,786	3/17/10	878

Total				$(5,459)

30

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/10 (aggregate face value $378,405) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$136,129	$142,475	3/17/10	$6,346

Canadian Dollar	58,577	58,197	3/17/10	(380)

Euro	112,490	114,953	3/17/10	2,463

Japanese Yen	25,604	25,088	3/17/10	(516)

Swedish Krona	38,286	37,692	3/17/10	(594)

Total				$7,319

ASC 820, Fair Value Measurements and Disclosures, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Capital goods	$253,287	$—	$—

Communication services	202,202	—	—

Consumer cyclicals	357,539	—	—

Energy	21,180	—	—

Financials	23,334	—	—

Technology	6,437,764	—	—

Transportation	28,587	—	—

Total common stocks	7,323,893	—	—

Purchased options outstanding	—	814	—

Short-term investments	350,404	24,610	—

Totals by level	$7,674,297	$25,424	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$1,860	$—

Other financial instruments include forward currency contracts.

The accompanying notes are an integral part of these financial statements.

31

Statement of assets and liabilities 2/28/10 (Unaudited)

ASSETS

Investment in securities, at value, including $23,437 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $6,079,313)	$7,349,317
Affiliated issuers (identified cost $350,404) (Note 7)	350,404

Cash	163

Foreign currency (cost $24,819) (Note 1)	25,099

Dividends, interest and other receivables	12,001

Receivable for shares of the fund sold	36,379

Receivable for investments sold	29,541

Unrealized appreciation on forward currency contracts (Note 1)	15,896

Receivable from Manager (Note 2)	7,649

Total assets	7,826,449

LIABILITIES

Payable for investments purchased	72,448

Payable for investor servicing fees (Note 2)	5,419

Payable for custodian fees (Note 2)	4,518

Payable for Trustee compensation and expenses (Note 2)	1,038

Payable for reports to shareholders	10,150

Payable for auditing	23,900

Payable for administrative services (Note 2)	133

Payable for distribution fees (Note 2)	3,497

Unrealized depreciation on forward currency contracts (Note 1)	14,036

Collateral on securities loaned, at value (Note 1)	24,610

Other accrued expenses	950

Total liabilities	160,699

Net assets	$7,665,750

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,311,833

Distributions in excess of net investment income (Note 1)	(36,591)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	118,081

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,272,427

Total — Representing net assets applicable to capital shares outstanding	$7,665,750

(Continued on next page)

32

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,335,041 divided by 453,460 shares)	$13.97

Offering price per class A share (100/94.25 of $13.97)*	$14.82

Net asset value and offering price per class B share ($401,981 divided by 28,963 shares)**	$13.88

Net asset value and offering price per class C share ($187,322 divided by 13,503 shares)**	$13.87

Net asset value and redemption price per class M share ($64,010 divided by 4,599 shares)	$13.92

Offering price per class M share (100/96.50 of $13.92)*	$14.42

Net asset value, offering price and redemption price per class R share
($14,788 divided by 1,059 shares)	$13.96

Net asset value, offering price and redemption price per class Y share
($662,608 divided by 47,353 shares)	$13.99

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

33

Statement of operations Six months ended 2/28/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $448)	$35,540

Interest (including interest income of $593 from investments in affiliated issuers) (Note 7)	593

Securities lending	60

Total investment income	36,193

EXPENSES

Compensation of Manager (Note 2)	27,056

Investor servicing fees (Note 2)	15,103

Custodian fees (Note 2)	8,069

Trustee compensation and expenses (Note 2)	278

Administrative services (Note 2)	232

Distribution fees — Class A (Note 2)	8,729

Distribution fees — Class B (Note 2)	1,649

Distribution fees — Class C (Note 2)	604

Distribution fees — Class M (Note 2)	233

Distribution fees — Class R (Note 2)	37

Amortization of offering costs (Note 1)	23,941

Reports to shareholders	7,219

Auditing	23,974

Other	2,182

Fees waived and reimbursed by Manager (Note 2)	(57,925)

Total expenses	61,381

Expense reduction (Note 2)	(258)

Net expenses	61,123

Net investment loss	(24,930)

Net realized gain on investments (Notes 1 and 3)	200,647

Net realized gain on foreign currency transactions (Note 1)	13,127

Net realized gain on written options (Notes 1 and 3)	2,656

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(4,439)

Net unrealized appreciation of investments during the period	303,459

Net gain on investments	515,450

Net increase in net assets resulting from operations	$490,520

The accompanying notes are an integral part of these financial statements.

34

Statement of changes in net assets

		For the
		period 12/18/08
		(commencement
	Six months	of operations)
INCREASE IN NET ASSETS	ended 2/28/10*	to 8/31/09

Operations:
Net investment loss	$(24,930)	$(6,108)

Net realized gain on investments and foreign currency transactions	216,430	412,587

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	299,020	973,407

Net increase in net assets resulting from operations	490,520	1,379,886

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(31,627)	—

Class B	(521)	—

Class C	(276)	—

Class M	(108)	—

Class R	(25)	—

Class Y	(2,783)	—

Net realized short-term gain on investments

Class A	(423,395)	—

Class B	(18,791)	—

Class C	(7,381)	—

Class M	(3,571)	—

Class R	(832)	—

Class Y	(27,179)	—

Redemption fees (Note 1)	1,071	438

Increase from capital share transactions (Note 4)	1,386,056	1,924,268

Total increase in net assets	1,361,158	3,304,592

NET ASSETS

Beginning of period (Note 6)	6,304,592	3,000,000

End of period (including distributions in excess of net investment income of $36,591 and undistributed net investment income
of $23,679, respectively)	$7,665,750	$6,304,592

* Unaudited

The accompanying notes are an integral part of these financial statements.

35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized			From net						of expenses	investment
	Net asset value,		and unrealized	Total from	From net	realized			Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees [e]	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	turnover (%)

Class A
February 28, 2010 **	$13.67	(.04)	1.23	1.19	(.06)	(.83)	(.89)	—	$13.97	8.49 *	$6,335	.75 *	(.30) *	74.11 *
August 31, 2009 †	10.00	(.02)	3.69	3.67	—	—	—	—	13.67	36.70 *	5,650	1.12 *	(.14) *	131.63 *

Class B
February 28, 2010 **	$13.60	(.09)	1.22	1.13	(.02)	(.83)	(.85)	—	$13.88	8.11 *	$402	1.12 *	(.65) *	74.11 *
August 31, 2009 †	10.00	(.08)	3.68	3.60	—	—	—	—	13.60	36.00 *	210	1.65 *	(.70) *	131.63 *

Class C
February 28, 2010 **	$13.60	(.09)	1.22	1.13	(.03)	(.83)	(.86)	—	$13.87	8.08 *	$187	1.12 *	(.64) *	74.11 *
August 31, 2009 †	10.00	(.08)	3.68	3.60	—	—	—	—	13.60	36.00 *	66	1.65 *	(.71) *	131.63 *

Class M
February 28, 2010 **	$13.62	(.08)	1.24	1.16	(.03)	(.83)	(.86)	—	$13.92	8.25 *	$64	1.00 *	(.53) *	74.11 *
August 31, 2009 †	10.00	(.08)	3.70	3.62	—	—	—	—	13.62	36.20 *	47	1.47 *	(.65) *	131.63 *

Class R
February 28, 2010 **	$13.64	(.06)	1.24	1.18	(.03)	(.83)	(.86)	—	$13.96	8.39 *	$15	.87 *	(.41) *	74.11 *
August 31, 2009 †	10.00	(.03)	3.67	3.64	—	—	—	—	13.64	36.40 *	14	1.29 *	(.28) *	131.63 *

Class Y
February 28, 2010 **	$13.69	(.02)	1.24	1.22	(.09)	(.83)	(.92)	—	$13.99	8.65 *	$663	.62 *	(.15) *	74.11 *
August 31, 2009 †	10.00	— [e]	3.69	3.69	—	—	—	—	13.69	36.90 *	318	.94 *	.01 *	131.63 *

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

February 28, 2010	0.72%

August 31, 2009	4.13

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36	37

Notes to financial statements 2/28/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Technology Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the technology industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 9, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 900 on purchased options contracts for the six months ended February 28, 2010. See Note 3 for the volume of written options contracts activity for the six months ended February 28, 2010. For the six months ended February 28, 2010, the fund did not have any transactions on futures contracts.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at February 28, 2010 are indicative of the volume of activity during the period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At February 28, 2010, the fund had a net liability position of $5,453 on derivative contracts subject to the Master Agreements. The fund did not post any collateral.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2010, the value of securities loaned amounted to $23,437. The fund received cash collateral of $24,610 which is pooled with collateral of other Putnam funds into 1 issue of short-term investment.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate identified cost on a tax basis is $6,435,342, resulting in gross unrealized appreciation and depreciation of $1,333,246 and $68,867 respectively, or net unrealized appreciation of $1,264,379.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Offering costs The offering costs of $80,912 have been fully amortized on a straight-line basis over a twelve-month period as of December 18, 2009. As of February 28, 2010 the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.78% of the first $5 billion, 0.73% of the next $5 billion, 0.68% of the next $10 billion, 0.63% of the next $10 billion, 0.58% of the next $50 billion, 0.56% of the next $50 billion, 0.55% of the next $100 billion, and 0.545% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% of any excess thereafter.

Effective August 1, 2009 through December 30, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended February 28, 2010, the fund’s expenses were reduced by $57,925 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 28, 2010, the fund’s expenses were reduced by $7 under the expense offset arrangements and by $251 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,828 and $3 from the sale of class A and class M shares, respectively, and received $595 and $140 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,328,978 and $5,482,208, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended
February 28, 2010 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$—	$—

Options opened	16,000	2,656
Options exercised	—	—
Options expired	(16,600)	(2,656)
Options closed	—	—

Written options
outstanding at
end of period	$—	$—

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	174,659	$2,544,752	138,588	$1,677,646

Shares issued in connection with
reinvestment of distributions	29,344	424,896	—	—

	204,003	2,969,648	138,588	1,677,646

Shares repurchased	(163,928)	(2,263,065)	(20,203)	(266,602)

Net increase	40,075	$706,583	118,385	$1,411,044

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	15,649	$225,046	20,574	$243,571

Shares issued in connection with
reinvestment of distributions	1,275	18,359	—	—

	16,924	243,405	20,574	243,571

Shares repurchased	(3,404)	(49,055)	(6,131)	(71,512)

Net increase	13,520	$194,350	14,443	$172,059

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	9,932	$143,171	3,924	$48,754

Shares issued in connection with
reinvestment of distributions	532	7,657	—	—

	10,464	150,828	3,924	48,754

Shares repurchased	(1,842)	(26,832)	(43)	(582)

Net increase	8,622	$123,996	3,881	$48,172

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	1,804	$25,253	3,174	$39,059

Shares issued in connection with
reinvestment of distributions	255	3,679	—	—

	2,059	28,932	3,174	39,059

Shares repurchased	(884)	(12,601)	(750)	(10,000)

Net increase	1,175	$16,331	2,424	$29,059

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	59	857	—	—

	59	857	—	—

Shares repurchased	—	—	—	—

Net increase	59	$857	—	$—

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	25,713	$365,144	24,609	$293,764

Shares issued in connection with
reinvestment of distributions	2,068	29,962	—	—

	27,781	395,106	24,609	293,764

Shares repurchased	(3,677)	(51,167)	(2,360)	(29,830)

Net increase	24,104	$343,939	22,249	$263,934

At February 28, 2010, Putnam Investments, LLC owned
the following class shares of the fund:

	Shares	Percentage of
	owned	ownership	Value

Class A	199,369	44.0%	$2,785,185

Class C	1,060	7.9	14,702

Class M	1,059	23.0	14,741

Class R	1,059	100.0	14,788

Class Y	1,063	2.2	14,871

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

Market values of derivative instruments as of February 28, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$15,896	Payables	$14,036

Equity contracts	Investments	814		—

Total		$16,710		$14,036

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended February 28, 2010 (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(4,882)	$(4,882)

Equity contracts	(22)	—	(22)

Total	$(22)	$(4,882)	$(4,904)

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$12,302	$12,302

Equity contracts	(11,402)	—	(11,402)

Total	$(11,402)	$12,302	$900

Note 6: Initial capitalization and offering
of shares

The fund was established as a series of the trust on December 18, 2008. Prior to December 18, 2008, the fund had no operations other than those related to organizational matters, including, as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital	Shares
	contribution	Shares issued

Class A	$2,950,000	295,000

Class B	$10,000	1,000

Class C	$10,000	1,000

Class M	$10,000	1,000

Class R	$10,000	1,000

Class Y	$10,000	1,000

Note 7: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $593 for the period ended February 28, 2010. During the period ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,908,873 and $1,928,470, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to the election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

420,022	175	1,003	13,483

A proposal to amend the fundamental investment restrictions with respect to investment in commodities was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

419,171	11	2,016	13,485

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Beth S. Mazor
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and
57–59 St James’s Street	Richard B. Worley	Chief Legal Officer
London, England SW1A 1LD
	Officers	Robert R. Leveille
Investment Sub-Advisor	Robert L. Reynolds	Vice President and
The Putnam Advisory	President	Chief Compliance Officer
Company, LLC
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive	BSA Compliance Officer
Marketing Services	Officer, Treasurer and
Putnam Retail Management	Compliance Liaison	Judith Cohen
One Post Office Square		Vice President, Clerk and
Boston, MA 02109	Charles E. Porter	Assistant Treasurer
Senior Advisor to the Trustees
Custodian		Wanda M. McManus
State Street Bank	Steven D. Krichmar	Vice President, Senior Associate
and Trust Company	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
Trustees	Accounting Officer and	Proxy Manager
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Susan G. Malloy
Ravi Akhoury	Vice President and
Charles B. Curtis	Assistant Treasurer
Robert J. Darretta

This report is for the information of shareholders of Putnam Global Technology Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA722 260661 4/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009 — February 28, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGBZX

Putnam Global Telecommunications Fund

Semiannual report
2 | 28 | 10

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of telecommunications companies worldwide.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Global
Telecommunications
Fund

Semiannual report
2 | 28 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	12

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	26

Financial statements	27

Shareholder meeting results	44

Message from the Trustees

Dear Fellow Shareholder:

What a difference a year makes. The rebound that followed the market lows in early March 2009 turned out to be one of the strongest in generations. After a slow start, the markets have continued to rise during the first few months of 2010.

It is unlikely that this year will be a repeat performance of 2009. Still, based on an encouraging earnings outlook and evidence of an improving but fragile global economic recovery, today’s markets offer opportunities for active money management, which is Putnam’s core strength.

If there is any lesson to be learned from the extraordinary volatility of the past two years, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Diversification and downside protection are worthwhile endeavors — and not just from a psychological standpoint. A portfolio diversified across all asset classes has been shown in the past to conserve wealth better during downturns and to benefit in a rising market environment.

2

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in telecommunications companies

In 1979, in Tokyo, Japan, the first commercial cellular telephone system began operations. Today — just 30 years later — millions of consumers worldwide carry their telephones, music, movies, games, Internet access, and computer systems in devices considerably smaller than those first cell phones.

Telecommunications — defined as the transmission of information, as words, sounds, or images, usually over great distances — has experienced an astounding array of advances over the years. Putnam Global Telecommunications Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. The fund invests at least 80% of its assets in stocks of companies engaged in telecommunications industries.

The fund’s portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The fund’s portfolio manager focuses primarily on large and midsize companies, and has the flexibility to invest in U.S. and international markets. Examples of companies in this sector include those that provide wireless and wireline telephones and services, providers of mobile devices and services such as text messaging and mobile Internet connectivity, cable companies offering high-speed Internet access, and providers of fiber-optic cable networks.

The fund’s manager invests with a long-term view and conducts intensive research with support from analysts in Putnam’s Global Equity Research group. Their disciplined investment process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The fund’s manager invests with flexibility and precision, hand selecting holdings using fundamental research and a proprietary stock-ranking process.

All sectors in one fund: Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds: Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Developments and events that have affected
the telecommunications sector

4	5

Performance
snapshot

Annualized total return (%) comparison as of 2/28/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

6

Interview with your
fund’s portfolio manager
Vivek Gandhi

Global stock markets have been somewhat choppy lately after a terrific year in 2009. How did Putnam Global Telecommunications Fund perform over the semiannual period?

For the six months ended February 28, 2010, the fund’s class A shares returned 3.18%, outperforming the 0.24% return of its benchmark, the MSCI World Telecommunications Services Index, but lagging the 4.16% average return of its peers in the Lipper Telecommunications Funds category. It is important to note that this fund is primarily a telecommunications fund, while many of its Lipper peers invest in technology stocks alongside telecommunications. The telecommunications sector is defensive in nature, and it tends to lag technology stocks in periods of strong economic recoveries, such as the one we experienced in 2009.

Over the past six months, the telecommunications sector as a whole was virtually flat. The stocks that led the market in 2009 tended to be those of firms that investors worried might be facing bankruptcy. As the economy stabilized and widespread bankruptcies became less likely, those deeply discounted stocks rallied sharply. During this time, telecommunication stocks, because they are more defensive in nature and had held their value relatively well during the market downturn, posted small gains, but lagged the market overall. That trend

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the sixmonths ended 2/28/10. See pages 6 and 12–13 for additional fund performance information. Index descriptions can be found on page 15.

7

changed somewhat toward the end of 2009, as investors began to seek out more stable, higher-quality companies, such as those in the telecommunications field.

How do you define “quality” when evaluating stocks?

It’s really the ability of a company to generate returns above its cost of capital over a sustained period of time. In more practical terms, it means, among other things, finding companies with competitive advantages, effective management teams, industry leadership positions, and favorable regulatory environments. Often that translates into companies with high rates of return on equity and assets. I don’t always invest in stocks with the lowest price/earnings ratio or the highest dividend yield, two common measures of valuation. I believe these measures fail to appropriately capture differences in the quality and growth prospects of a business. I’m willing to pay a premium to invest in a solid company that I feel has more compelling growth prospects than its peers. That’s how I tend to think of “quality.” Ultimately, the goal is to create a portfolio of stocks that offer both solid growth characteristics and high quality, which I believe results in more potential for appreciation than owning companies that look superficially cheap.

Were there any significant changes to the fund’s positioning over the period?

There were no major changes; rather, I focused on positioning the fund to benefit from the major trends I saw as driving growth in the telecommunications sector. The first trend is in the area of “convergence.” This may mean customers are getting landline and wireless service from the same company or purchasing bundled voice, data, and TV access in one package. The next trend relates

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY/REGION	INDUSTRY

Vodafone Group PLC (11.4%)	United Kingdom	Telecommunications
AT&T, Inc. (9.7%)	United States	Regional Bells
Verizon Communications, Inc. (5.8%)	United States	Regional Bells
BT Group PLC (4.7%)	United Kingdom	Telecommunications
Telenet Group Holding NV (4.6%)	Belgium	Cable television
Koninklijke (Royal) KPN NV (4.5%)	Netherlands	Telecommunications
Comcast Corp. (4.5%)	United States	Cable television
Hutchison Telecommunications	Hong Kong	Telecommunications
Hong Kong Holdings, Ltd. (4.4%)
Telefonica SA (4.2%)	Spain	Telecommunications
Portugal Telecom SGPS SA (3.5%)	Portugal	Telephone

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/10. Short-term holdings are excluded. Holdings will vary over time.

8

“The goal is to create a portfolio
of stocks that offer both solid
growth characteristics and high
quality, which I believe results in
more potential for appreciation
than owning companies that look
superficially cheap.”
Vivek Gandhi

to the increasing demand for mobile data access. Smartphones such as Apple’s iPhone and Motorola’s Droid have been enormously successful and represent, in my mind, the early stages of a long-term growth trend. The third area in which I see opportunity is in emerging markets. About 40% of the world’s population lives in four countries — Brazil, Russia, India, and China, or the “BRIC” countries. Yet the penetration of wireless, Internet, and content providers remains relatively modest, leaving plenty of room for long-term growth as these markets continue to develop.

With those trends in mind, which holdings contributed positively to the fund’s returns?

The biggest contributors to performance were cable companies, including Telenet Group, a Belgian firm; Jupiter Telecommunications, a Japanese cable provider; and Time Warner Cable, a U.S.-based cable company. I have a very positive outlook on cable companies in general, which I believe are well positioned to grow revenues, margins, and cash flows. As I mentioned, one of the trends driving growth has been the introduction of bundled services through one pipe. Cable companies have better-quality networks to offer bundled voice, data, and TV access than do telephone and wireless companies, and as a result, are gaining market share.

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

9

Although bundled packages have been around for some time in the United States, recent growth in Europe has been robust. Telenet, for example, was able to capitalize on the trend, significantly increasing its free cash flow and profit margins during the period. With Time Warner Cable, the story over the period was essentially the same, although growth rates in the United States have beenlower.

Jupiter Telecommunications, in addition to reporting solid revenue figures during the period, benefited from corporate activity  when Liberty Global sold its stake in the company to KDDI.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook, the International Monetary Fund (IMF) upgraded its view on global growth —predicting that world economies will expand 3.9% in 2010, up from -0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which continue to remain dependent on government stimulus for growth. Asia, in particular, is expected to lead the pack, with strong growth coming from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.6% in the fourth quarter of 2009, up from 2.2% in the third quarter.

You mentioned that you favor cable providers over wireless companies. Did wireless stocks factor into the fund’sperformance?

The fund does hold large positions in U.S.-based AT&T and Verizon Communications in absolute terms, given that they have a significant presence in the benchmark. On a relative basis, however, the fund held underweight positions in both companies, which helped performance, as both stocks posted losses over the six-month period. Landline and wireless service in the United States is a mature business, and companies will face significant challenges in growing their customer base. To increase revenue, telephony companies will be more likely to focus on offering existing customers access to content and data, and that will require costly infrastructure upgrades, such as the fiber-optic network Verizon is in the process of implementing.

Which holdings produced disappointingresults?

The two biggest detractors were Qualcomm, developer of chipsets for mobile handsets, and BT Group, a British telephone company. Qualcomm benefits from growth in mobile data as it has a large share of chipsets that are used in the latest smartphones and other current-generation devices. I believe it is a well-run firm with good secular growth prospects, but it failed to meet earnings expectations earlier in the year, and the stock price suffered. BT, on the other hand, faced an unusual legal development: the British pension regulator made preliminary comments stating they had “substantial concerns” with the company’s 17-year plan to fund its pension deficit. Implementing a shorter plan to fund its pension deficit would

10

mean lower cash returns to shareholders, and this has put pressure on shares.

Other detractors from relative performance were stocks that the fund had limited or no exposure to simply because I found their competitors to be more attractive investments. Crown Castle International, a cell tower construction company, is a good example. The fund held the stock, but had a smaller position than the benchmark, because I found one of the company’s competitors, American Tower, to be a better opportunity. Both companies performed well over the past six months; the overweight position in American Tower helped returns, while the underweight in Crown Castle ended up detracting from relative returns.

What is your outlook for the sector and thefund?

It’s an exciting time, and I’m very optimistic about finding good investment opportunities in the telecommunications space. Consumers across the globe are looking for more ways to access greater volumes of information, both in their homes and through portable devices. As a result, companies are offering innovative solutions, expanding their networks, and enhancing their services. There will always be winners and losers, as there are in every sector, and I believe that’s one of the reasons why active management is so important. In addition to myself, we have a team of dedicated analysts supporting the fund with intensive fundamental research, which I feel is crucial to generating attractive returns over the long term. As a result, I believe the fund is well positioned to capitalize on the array of opportunities in the telecommunications sector in 2010.

Thanks, Vivek, for your time and insightstoday.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Vivek Gandhi is an Analyst at Putnam. He has an M.B.A. from Xavier Labour Relations Institute in Jamshedpur, India, and a  B.Eng. from Regional Engineering College in Bhopal, India. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1994.

11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	8.96%	2.69%	7.98%	3.98%	7.96%	7.96%	8.30%	4.54%	8.60%	9.27%
Annual average	7.45	2.25	6.64	3.32	6.63	6.63	6.91	3.79	7.16	7.71

1 year	26.54	19.21	25.55	20.55	25.53	24.53	25.79	21.42	26.14	26.77

6 months	3.18	–2.72	2.83	–2.15	2.82	1.82	2.95	–0.64	3.04	3.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 2/28/10

	MSCI World Telecommunications	Lipper Telecommunications Funds
	Services Index	category average*

Life of fund	4.04%	26.83%
Annual average	3.37	21.69

1 year	23.26	37.79

6 months	0.24	4.16

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/10, there were 44, 44, and 44 funds, respectively, in this Lipper category.

12

Fund price and distribution information For the six-month period ended 2/28/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.394		$0.355	$0.374	$0.368		$0.368	$0.417

Capital gains	—		—	—	—		—	—

Total	$0.394		$0.355	$0.374	$0.368		$0.368	$0.417

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/09	$10.56	$11.20	$10.50	$10.50	$10.52	$10.90	$10.54	$10.57

2/28/10	10.52	11.16	10.46	10.44	10.48	10.86	10.51	10.53

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	13.41%	6.89%	12.31%	8.31%	12.30%	12.30%	12.64%	8.73%	13.05%	13.74%
Annual average	10.29	5.32	9.46	6.41	9.45	9.45	9.71	6.73	10.02	10.54

1 year	30.35	22.87	29.39	24.39	29.38	28.38	29.62	25.02	29.94	30.58

6 months	2.17	–3.73	1.73	–3.20	1.72	0.74	1.85	–1.71	2.03	2.19

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/09*†	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Total annual operating expenses for the fiscal year
ended 8/31/09†	4.14%	4.89%	4.89%	4.64%	4.39%	3.89%

Annualized expense ratio for the six-month period
ended 2/28/10	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 12/30/10.

† Reflects projected expenses based on a new expense arrangement.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Telecommunications Fund from September 1, 2009, to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.56	$11.32	$11.31	$10.06	$8.81	$6.30

Ending value (after expenses)	$1,031.80	$1,028.30	$1,028.20	$1,029.50	$1,030.40	$1,033.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in theyear.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2010, use the following calculation method. To find the value of your investment on September 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.50	$11.23	$11.23	$9.99	$8.75	$6.26

Ending value (after expenses)	$1,017.36	$1,013.64	$1,013.64	$1,014.88	$1,016.12	$1,018.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in theyear.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approvedprograms.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Telecommunications Services Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the telecommunications sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current assetlevels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by

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overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances—for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December31, 2007. This additional expense limitation was not applied to your fund because it only recently commenced operations.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam

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funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process— as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those

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changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

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Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and

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Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Global Telecommunications Fund	0.642%	0.700%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater

22

stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities

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available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view

24

this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry.

Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

25

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2010, Putnam employees had approximately $323,000,000 and the Trustees had approximately $46,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

26

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

27

The fund’s portfolio 2/28/10 (Unaudited)

COMMON STOCKS (97.0%)*	Shares	Value

Cable television (16.5%)
Comcast Corp. Class A	9,500	$156,180

DIRECTV Class A †	3,400	115,090

Jupiter Telecommunications Co., Ltd. (Japan) S	53	62,149

Telenet Group Holding NV (Belgium)	5,354	159,322

Time Warner Cable, Inc.	1,800	84,042

		576,783
Communications equipment (1.6%)
Qualcomm, Inc.	1,500	55,035

		55,035
Regional Bells (15.5%)
AT&T, Inc.	13,638	338,359

Verizon Communications, Inc.	7,018	203,031

		541,390
Technology (2.2%)
Softbank Corp. (Japan)	3,000	78,562

		78,562
Telecommunications (46.6%)
ADTRAN, Inc.	1,200	28,056

American Tower Corp. Class A †	2,282	97,350

BT Group PLC (United Kingdom)	93,408	163,629

Crown Castle International Corp. †	1,100	41,580

France Telecom SA (France)	2,990	70,142

Hutchison Telecommunications Hong Kong Holdings, Ltd. (Hong Kong)	952,000	154,539

Indosat Tbk PT (Indonesia)	77,000	42,113

Inmarsat PLC (United Kingdom)	5,219	58,324

KDDI Corp. (Japan)	9	48,008

Koninklijke (Royal) KPN NV (Netherlands)	9,927	158,179

KT Corp. (South Korea)	630	24,235

Mobile Telesystems ADR (Russia)	1,700	88,995

PT Telekomunikasi (Indonesia)	55,000	48,954

Sprint Nextel Corp. †	8,578	28,565

Telefonica SA (Spain)	6,281	147,515

Telstra Corp., Ltd. (Australia)	11,773	31,354

Vodafone Group PLC (United Kingdom)	185,603	400,262

		1,631,800
Telephone (14.6%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,600	113,234

Portugal Telecom SGPS SA (Portugal)	11,476	120,813

Qatar Telecom Q-Tel QSC (Qatar) †	2,288	97,320

Qwest Communications International, Inc.	13,453	61,346

Swisscom AG (Switzerland)	348	119,619

		512,332
Total common stocks (cost $3,230,053)		$3,395,902

28

SHORT-TERM INVESTMENTS (5.0%)*	Principal amount/Shares	Value

Putnam Money Market Liquidity Fund [e]	88,916	$88,916

Short-term investments held as collateral for loaned securities
with a yield of 0.03% and a due date of March 1, 2010 [d]	$86,131	86,131

Total short-term investments (cost $175,047)		$175,047

TOTAL INVESTMENTS

Total investments (cost $3,405,100)		$3,570,949

Key to holding’s abbreviations

ADR American Depository Receipts

* Percentages indicated are based on net assets of $3,499,920.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

S Securities on loan, in part or in entirety, at February 28, 2010.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodianbank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at February 28, 2010 (as a percentage of Portfolio Value):

United States	37.2%	Switzerland	3.4%

United Kingdom	17.9	Qatar	2.8

Japan	8.7	Indonesia	2.6

Belgium	4.6	Russia	2.6

Netherlands	4.5	France	2.0

Hong Kong	4.4	Australia	0.9

Spain	4.2	South Korea	0.7

Portugal	3.5	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/10 (aggregate face value $936,200) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$17,902	$17,721	3/17/10	$181

British Pound	62,043	64,916	3/17/10	(2,873)

Canadian Dollar	132,654	131,803	3/17/10	851

Euro	344,823	352,121	3/17/10	(7,298)

Hong Kong Dollar	9,767	9,760	3/17/10	7

Japanese Yen	142,831	140,314	3/17/10	2,517

New Zealand Dollar	10,550	10,299	3/17/10	251

Norwegian Krone	45,786	46,218	3/17/10	(432)

Singapore Dollar	75,490	74,799	3/17/10	691

Swedish Krona	79,439	78,207	3/17/10	1,232

Swiss Franc	10,058	10,042	3/17/10	16

Total				$(4,857)

29

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/10 (aggregate face value $506,803) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$358	$355	3/17/10	$(3)

British Pound	148,478	155,200	3/17/10	6,722

Canadian Dollar	16,546	16,438	3/17/10	(108)

Hong Kong Dollar	112,474	112,372	3/17/10	(102)

Japanese Yen	121,546	119,389	3/17/10	(2,157)

Swiss Franc	101,241	103,049	3/17/10	1,808

Total				$6,160

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Communication services	$3,262,305	$—	$—

Technology	133,597	—	—

Total common stocks	3,395,902	—	—
Short-term investments	88,916	86,131	—

Totals by level	$3,484,818	$86,131	$—
	Level 1	Level 2	Level 3

Other financial instruments:	$—	$1,303	$—

Other financial instruments include forward currency contracts.

The accompanying notes are an integral part of these financial statements.

30

Statement of assets and liabilities 2/28/10 (Unaudited)

ASSETS

Investment in securities, at value, including $52,733 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,316,184)	$3,482,033
Affiliated issuers (identified cost $88,916) (Note 7)	88,916

Dividends, interest and other receivables receivables	7,940

Foreign Tax reclaim	2,883

Receivable for shares of the fund sold	26,087

Receivable for investments sold	35,258

Unrealized appreciation on forward currency contracts (Note 1)	14,280

Receivable from Manager (Note 2)	20,936

Total assets	3,678,333

LIABILITIES

Payable to custodian (Note 2)	35,232

Payable for investments purchased	461

Payable for investor servicing fees (Note 2)	2,286

Payable for custodian fees (Note 2)	4,639

Payable for Trustee compensation and expenses (Note 2)	1,025

Payable for administrative services (Note 2)	58

Payable for distribution fees (Note 2)	1,530

Unrealized depreciation on forward currency contracts (Note 1)	12,977

Collateral on securities loaned, at value (Note 1)	86,131

Payable for shareholder expense	9,467

Payable for audit expense	23,900

Other accrued expenses	707

Total liabilities	178,413

Net assets	$3,499,920

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,360,754

Distributions in excess of net investment income (Note 1)	(14,841)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(13,233)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	167,240

Total — Representing net assets applicable to capital shares outstanding	$3,499,920

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($3,203,901 divided by 304,567 shares)	$10.52

Offering price per class A share (100/94.25 of $10.52)*	$11.16

Net asset value and offering price per class B share ($34,167 divided by 3,266 shares)**	$10.46

Net asset value and offering price per class C share ($70,229 divided by 6,725 shares)**	$10.44

Net asset value and redemption price per class M share ($16,755 divided by 1,599 shares)	$10.48

Offering price per class M share (100/96.50 of $10.48)*	$10.86

Net asset value, offering price and redemption price per class R share
($10,863 divided by 1,033 shares)***	$10.51

Net asset value, offering price and redemption price per class Y share
($164,005 divided by 15,577 shares)	$10.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to the rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

31

Statement of operations Six months ended 2/28/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $1,788)	$51,389

Interest (including interest income of $125 from investments in affiliated issuers) (Note 7)	125

Securities lending	39

Total investment income	51,553

EXPENSES

Compensation of Manager (Note 2)	12,784

Investor servicing fees (Note 2)	7,002

Custodian fees (Note 2)	8,668

Trustee compensation and expenses (Note 2)	133

Administrative services (Note 2)	105

Distribution fees — Class A (Note 2)	4,440

Distribution fees — Class B (Note 2)	138

Distribution fees — Class C (Note 2)	118

Distribution fees — Class M (Note 2)	52

Distribution fees — Class R (Note 2)	28

Amortization of offering costs (Note 1)	23,941

Auditing	23,933

Legal	4,480

Other	2,483

Fees waived and reimbursed by Manager (Note 2)	(59,977)

Total expenses	28,328

Expense reduction (Note 2)	(152)

Net expenses	28,176

Net investment income	23,377

Net realized gain on investments (Notes 1 and 3)	56,176

Net realized gain on foreign currency transactions (Note 1)	490

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(954)

Net unrealized appreciation of investments during the period	15,953

Net gain on investments	71,665

Net increase in net assets resulting from operations	$95,042

The accompanying notes are an integral part of these financial statements.

32

Statement of changes in net assets

		For the
		period 12/18/08
		(commencement
	Six months	of operations)
INCREASE IN NET ASSETS	ended 2/28/10*	to 8/31/09

Operations:
Net investment income	$23,377	$80,165

Net realized gain (loss) on investments and foreign
currency transactions	56,666	(50,395)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	14,999	152,241

Net increase in net assets resulting from operations	95,042	182,011

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(129,581)	—

Class B	(1,049)	—

Class C	(969)	—

Class M	(569)	—

Class R	(368)	—

Class Y	(5,351)	—

Redemption fees (Note 1)	51	63

Increase from capital share transactions (Note 4)	198,712	161,928

Total increase in net assets	155,918	344,002

NET ASSETS

Beginning of period (Note 6)	3,344,002	3,000,000

End of period (including distributions in excess of net investment income of $14,841 and undistributed net investment income
of $99,669, respectively)	$3,499,920	$3,344,002

* Unaudited

The accompanying notes are an integral part of these financial statements.

33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio ofnet
			Net realized								Ratio of	investment
	Net asset value,		and unrealized	Total from	From net				Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	Net asset value,	at net asset	endof period	average net	toaverage	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	distributions	fees [b]	end of period	value (%) *[c]	(in thousands)	assets (%) *[d,e]	net assets (%) *[d]	turnover (%) *

Class A
February 28, 2010 **	$10.56	.07	.28	.35	(.39)	(.39)	—	$10.52	3.18	$3,204.74		.62	42.73
August 31, 2009 †	10.00	.26 [f]	.30	.56	—	—	—	10.56	5.60	3,193	1.02	2.79 [f]	45.40

Class B
February 28, 2010 **	$10.50	.02	.30	.32	(.36)	(.36)	—	$10.46	2.83	$34	1.12	.20	42.73
August 31, 2009 †	10.00	.24 [f]	.26	.50	—	—	—	10.50	5.00	21	1.55	2.57 [f]	45.40

Class C
February 28, 2010 **	$10.50	.01	.30	.31	(.37)	(.37)	—	$10.44	2.82	$70	1.12	.11	42.73
August 31, 2009 †	10.00	.21 [f]	.29	.50	—	—	—	10.50	5.00	11	1.55	2.25 [f]	45.40

Class M
February 28, 2010 **	$10.52	.03	.30	.33	(.37)	(.37)	—	$10.48	2.95	$17.99		.32	42.73
August 31, 2009 †	10.00	.23 [f]	.29	.52	—	—	—	10.52	5.20	11	1.37	2.43 [f]	45.40

Class R
February 28, 2010 **	$10.54	.05	.29	.34	(.37)	(.37)	—	$10.51	3.04	$11.87		.49	42.73
August 31, 2009 †	10.00	.24 [f]	.30	.54	—	—	—	10.54	5.40	11	1.19	2.60 [f]	45.40

Class Y
February 28, 2010 **	$10.57	.08	.30	.38	(.42)	(.42)	—	$10.53	3.38	$164.62		.75	42.73
August 31, 2009 †	10.00	.33 [f]	.24	.57	—	—	—	10.57	5.70	98.84		3.42 [f]	45.40

*Not annualized.

**Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2010	1.58%

August 31, 2009	5.90

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.04	0.39%

Class B	0.03	0.37

Class C	0.04	0.39

Class M	0.04	0.39

Class R	0.04	0.39

Class Y	0.02	0.26

The accompanying notes are an integral part of these financial statements.

34	35

Notes to financial statements 2/28/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Telecommunications Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the telecommunication industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April13, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will

36

depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if

37

the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the six months ended February 28, 2010 are indicative of the volume of activity during theperiod.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counter-parties to elect early termination could impact the fund’s future derivative activity.

At February 28, 2010, the fund had a net liability position of $6,004 on derivative contracts subject to the Master Agreements. The fund did not have any collateral posted.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2010, the value of securities loaned amounted to $82,029. A portion of this security was sold prior to period end and is included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $86,131 which is pooled with collateral of other Putnam funds into 1 issue of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2009, the fund had a capital loss carryover of $69,747 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on August 31, 2017.

The aggregate identified cost on a tax basis is $3,405,251, resulting in gross unrealized appreciation and depreciation of $326,265 and $160,567, respectively, or net unrealized appreciation of$165,698.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually.

38

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Offering costs The offering costs of $80,912 have been fully amortized on a straight-line basis over a twelve-month period as of December 18, 2009. As of February 28, 2010, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.78% of the first $5billion, 0.73% of the next $5 billion, 0.68% of the next $10 billion, 0.63% of the next $10 billion, 0.58% of the next $50 billion, 0.56% of the next $50billion, 0.55% of the next $100 billion, and 0.545% any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500million of average net assets, 0.60% of the next $500million, 0.55% of the next $500 million, 0.50% of the next $5billion, 0.475% of the $5 billion, 0.455% of the next $5billion, 0.44% of the next $5billion, 0.43% of the next $5billion, 0.42% of the next $5billion, 0.41% of the next $5billion, 0.40% of the next $5billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion, and 0.37% any excess thereafter.

Effective August 1, 2009 through December 30, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended February 28, 2010, the fund’s expenses were reduced by $59,977 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the

39

number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At February28, 2010, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 28, 2010, the fund’s expenses were reduced by $3 under the expense offset arrangements and by $149 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $957 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and classM shares, respectively. For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,601,383 and $1,543,675, respectively. There were no purchases or sales of U.S. government securities.

40

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	33,669	$369,604	8,325	$78,090

Shares issued in connection with
reinvestment of distributions	11,737	129,581	—	—

	45,406	499,185	8,325	78,090

Shares repurchased	(43,379)	(452,320)	(785)	(7,345)

Net increase	2,027	$46,865	7,540	$70,745

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,178	$13,384	1,090	$9,639

Shares issued in connection with
reinvestment of distributions	95	1,049	—	—

	1,273	14,433	1,090	9,639

Shares repurchased	(41)	(452)	(56)	(511)

Net increase	1,232	$13,981	1,034	$9,128

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	5,634	$60,666	3	$25

Shares issued in connection with
reinvestment of distributions	88	969	—	—

	5,722	61,635	3	25

Shares repurchased	—	—	—	—

Net increase	5,722	$61,635	3	$25

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	547	$6,356	—	$—

Shares issued in connection with
reinvestment of distributions	52	569	—	—

	599	6,925	—	—

Shares repurchased	—	—	—	—

Net increase	599	$6,925	—	$—

41

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	33	368	—	—

	33	368	—	—

Shares repurchased	—	—	—	—

Net increase	33	$368	—	$—

			For the period 12/18/08
			(commencement of operations)
	Six months ended 2/28/10		to 8/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,399	$69,493	8,449	$83,939

Shares issued in connection with
reinvestment of distributions	484	5,351	—	—

	6,883	74,844	8,449	83,939

Shares repurchased	(550)	(5,906)	(205)	(1,909)

Net increase	6,333	$68,938	8,244	$82,030

At February 28, 2010, Putnam Investments, LLC owned the following shares:

	Shares	Percentage of
	owned	ownership	Value

Class A	268,064	88.0%	$2,820,033

Class B	1,032	31.6	10,795

Class C	1,034	15.4	10,795

Class M	1,033	64.6	10,826

Class R	1,033	100.0	10,863

Class Y	1,038	6.7	10,930

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

Market values of derivative instruments as of February 28, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$14,280	Payables	$12,977

Total		$14,280		$12,977

42

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended February 28, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for
as hedging	Forward
instruments under	currency
ASC 815	contracts	Total

Foreign exchange
contracts	$412	$412

Total	$412	$412

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain (loss) on investments

Derivatives not
accounted for
as hedging	Forward
instruments under	currency
ASC 815	contracts	Total

Foreign exchange
contracts	$(782)	$(782)

Total	$(782)	$(782)

Note 6: Initial capitalization and offering ofshares

The fund was established as series of the trust on December 18, 2008. Prior to December 18, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital
	contribution	Shares issued

Class A	$2,950,000	295,000

Class B	$10,000	1,000

Class C	$10,000	1,000

Class M	$10,000	1,000

Class R	$10,000	1,000

Class Y	$10,000	1,000

Note 7: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $125 for the period ended February 28, 2010. During the period ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $495,605 and $596,570, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

43

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved asfollows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

312,975	2	—	2,527

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

312,975	2	—	2,527

All tabulations are rounded to the nearest whole number.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sectorcategories.

Investment Manager	Myra R. Drucker	Beth S. Mazor
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and
57–59 St James’s Street	Richard B. Worley	Chief Legal Officer
London, England SW1A 1LD
	Officers	Robert R. Leveille
Investment Sub-Advisor	Robert L. Reynolds	Vice President and
The Putnam Advisory	President	Chief Compliance Officer
Company, LLC
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive	BSA Compliance Officer
Marketing Services	Officer, Treasurer and
Putnam Retail Management	Compliance Liaison	Judith Cohen
One Post Office Square		Vice President, Clerk and
Boston, MA 02109	Charles E. Porter	Assistant Treasurer
Senior Advisor to the Trustees
Custodian		Wanda M. McManus
State Street Bank	Steven D. Krichmar	Vice President, Senior Associate
and Trust Company	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
Trustees	Accounting Officer and	Proxy Manager
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Susan G. Malloy
Ravi Akhoury	Vice President and
Charles B. Curtis	Assistant Treasurer
Robert J. Darretta

This report is for the information of shareholders of Putnam Global Telecommunications Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA723 260667 4/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2010